                                                                       EXHIBIT 4

THIS INSTRUMENT WAS PREPARED
UNDER THE SUPERVISION OF:
R. ALEXANDER GLENN, ASSOCIATE GENERAL COUNSEL
FLORIDA POWER CORPORATION
ONE PROGRESS PLAZA
ST. PETERSBURG, FLORIDA 33701

================================================================================

                            FLORIDA POWER CORPORATION

                                       TO

                           FIRST CHICAGO TRUST COMPANY
                              OF NEW YORK, TRUSTEE.

                              ---------------------

                                  THIRTY-NINTH
                             SUPPLEMENTAL INDENTURE

                            DATED AS OF JULY 1, 2001

                              --------------------

           This is a security agreement covering personal property as well as a mortgage upon real estate and other property.

                             SUPPLEMENT TO INDENTURE
                  DATED AS OF JANUARY 1, 1944, AS SUPPLEMENTED.

================================================================================

TABLE OF CONTENTS*

                                                                       PAGE

Recitals ................................................................1
Granting Language........................................................4
ARTICLE I -- THE NEW SERIES BONDS........................................6
         Section 1 -- Creation of the New Series Bonds...................6
         Section 2 -- Initial Issuance as Global Bonds...................6
         Section 3 -- Certain Provisions of the New Series Bonds.........9
         Section 4 -- Form of The New Series Bonds......................11
         Section 5 --Payment of Interest on the New Series Bonds........18
ARTICLE II -- ADDITIONAL COVENANTS......................................19
         Section 1 -- Delivery of Instruments...........................19
         Section 2 -- Restriction on Dividends..........................19
ARTICLE III -- SUNDRY PROVISIONS........................................19
         Section 1 -- Integration with Original Indenture...............19
         Section 2 -- Execution in Counterparts.........................20
         Section 3 -- No Recitals by Trustee............................20
         Section 4 -- Date of Execution.................................20

EXHIBITS:

Exhibit A - Recording Information......................................A-1
Exhibit B - Property Descriptions......................................B-1

--------
* The headings listed in this Table of Contents are for convenience only, and should not be included for substantive purposes as part of this Supplemental Indenture.

                                    RECITALS

         SUPPLEMENTAL INDENTURE, dated as of the 1st day of July, 2001, made and entered into by and between FLORIDA POWER CORPORATION, a corporation of the State of Florida (hereinafter sometimes called the "Company"), party of the first part, and FIRST CHICAGO TRUST COMPANY OF NEW YORK, a New York trust company, whose post office address is 14 Wall Street, New York, New York 10005 (hereinafter sometimes called the "Trustee"), as Trustee, party of the second part.

         WHEREAS, the Company has heretofore executed and delivered an indenture of mortgage and deed of trust, titled the Indenture, dated as of January 1, 1944, and the same has been recorded in the public records of the counties listed on EXHIBIT A hereto, on the dates and in the official record books and at the page numbers listed thereon, and for the purpose of preventing the extinguishment of said Indenture under Chapter 712, Florida Statutes, the above-referred-to Indenture applicable to each county in which this instrument is recorded is hereby incorporated herein and made a part hereof by this reference thereto (said Indenture is hereinafter referred to as the "Original Indenture" and with the below-mentioned thirty-eight Supplemental Indentures and this Supplemental Indenture and all other indentures, if any, supplemental to the Original Indenture collectively referred to as the "Indenture"), in and by which the Company conveyed and mortgaged to the Trustee certain property therein described to secure the payment of all bonds of the Company to be issued thereunder in one or more series; and

         WHEREAS, pursuant to and under the terms of the Original Indenture, the Company issued $16,500,000 First Mortgage Bonds, 3 3/8% Series due 1974; and

         WHEREAS, subsequent to the date of the execution and delivery of the Original Indenture, the Company has from time to time executed and delivered thirty-eight indentures supplemental to the Original Indenture (collectively, the "Supplemental Indentures"), providing for the creation of additional series of bonds secured by the Original Indenture and/or for amendment of certain terms and provisions of the Original Indenture and of indentures supplemental thereto, such Supplemental Indentures, and the purposes thereof, being as follows:

           SUPPLEMENTAL INDENTURE
                  AND DATE                                     PROVIDING FOR:
           ----------------------                              --------------
         First                              $4,000,000 First Mortgage Bonds, 2 7/8% Series due 1974
                  July 1, 1946
         Second                             $8,500,000 First Mortgage Bonds, 3 1/4% Series due 1978
                  November 1, 1948
         Third                              $14,000,000 First Mortgage Bonds, 3 3/8% Series due 1981
                  July 1, 1951
         Fourth                             $15,000,000 First Mortgage Bonds, 3 3/8% Series due 1982
                  November 1, 1952
         Fifth                              $10,000,000 First Mortgage Bonds, 3 5/8% Series due 1983
                  November 1, 1953

           SUPPLEMENTAL INDENTURE
                  AND DATE                                     PROVIDING FOR:
           ----------------------                              --------------
         Sixth                              $12,000,000 First Mortgage Bonds, 3 1/8% Series due 1984
                  July 1, 1954
         Seventh                            $20,000,000 First Mortgage Bonds, 3 7/8% Series due
                  July 1, 1956              1986, and amendment of certain provisions of the
                                            Original Indenture
         Eighth                             $25,000,000 First Mortgage Bonds, 4 1/8% Series due
                  July 1, 1958              1988, and amendment of certain provisions of the
                                            Original Indenture
         Ninth                              $25,000,000 First Mortgage Bonds, 4 3/4% Series due 1990
                  October 1, 1960
         Tenth                              $25,000,000 First Mortgage Bonds, 4 1/4% Series due 1992
                  May 1, 1962
         Eleventh                           $30,000,000 First Mortgage Bonds, 4 5/8% Series due 1995
                  April 1, 1965
         Twelfth                            $25,000,000 First Mortgage Bonds, 4 7/8% Series due 1995
                  November 1, 1965
         Thirteenth                         $25,000,000 First Mortgage Bonds, 6 1/8% Series due 1997
                  August 1, 1967
         Fourteenth                         $30,000,000 First Mortgage Bonds, 7% Series due 1998
                  November 1, 1968
         Fifteenth                          $35,000,000 First Mortgage Bonds, 7 7/8% Series due 1999
                  August 1, 1969
         Sixteenth                          Amendment of certain provisions of the Original Indenture
                  February 1, 1970
         Seventeenth                        $40,000,000 First Mortgage Bonds, 9% Series due 2000
                  November 1, 1970
         Eighteenth                         $50,000,000 First Mortgage Bonds, 7 3/4% Series due 2001
                  October 1, 1971
         Nineteenth                         $50,000,000 First Mortgage Bonds, 7 3/8% Series due 2002
                  June 1, 1972
         Twentieth                          $50,000,000 First Mortgage Bonds, 7 1/4% Series A due
                  November 1, 1972          2002
         Twenty-First                       $60,000,000 First Mortgage Bonds, 7 3/4% Series due 2003
                  June 1, 1973
         Twenty-Second                      $70,000,000 First Mortgage Bonds, 8% Series A due 2003
                  December 1, 1973
         Twenty-Third                       $80,000,000 First Mortgage Bonds, 8 3/4% Series due 2006
                  October 1, 1976
         Twenty-Fourth                      $40,000,000 First Mortgage Bonds, 6 3/4-6 7/8% Series
                  April 1, 1979             due 2004-2009
         Twenty-Fifth                       $100,000,000 First Mortgage Bonds, 13 5/8% Series due
                  April 1, 1980             1987

           SUPPLEMENTAL INDENTURE
                  AND DATE                                     PROVIDING FOR:
           ----------------------                              --------------
         Twenty-Sixth                       $100,000,000 First Mortgage Bonds, 13.30% Series A due
                  November 1, 1980          1990
         Twenty-Seventh                     $38,000,000 First Mortgage Bonds, 10-10 1/4% Series due
                  November 15, 1980         2000-2010
         Twenty-Eighth                      $50,000,000 First Mortgage Bonds, 9 1/4% Series A due
                  May 1, 1981               1984
         Twenty-Ninth                       Amendment of certain provisions of the Original Indenture
                  September 1, 1982
         Thirtieth                          $100,000,000 First Mortgage Bonds, 13 1/8% Series due
                  October 1, 1982           2012
         Thirty-First                       $150,000,000 First Mortgage Bonds, 8 5/8% Series due 2021
                  November 1, 1991
         Thirty-Second                      $150,000,000 First Mortgage Bonds, 8% Series due 2022
                  December 1, 1992
         Thirty-Third                       $75,000,000 First Mortgage Bonds, 6 1/2% Series due 1999
                  December 1, 1992
         Thirty-Fourth                      $80,000,000 First Mortgage Bonds, 6-7/8% Series due 2008
                  February 1, 1993
         Thirty-Fifth                       $70,000,000 First Mortgage Bonds, 6-1/8% Series due 2003
                  March 1, 1993
         Thirty-Sixth                       $110,000,000 First Mortgage Bonds, 6% Series due 2003
                  July 1, 1993
         Thirty-Seventh                     $100,000,000 First Mortgage Bonds, 7% Series due 2023
                  December 1, 1993
         Thirty-Eighth                      Appointment of First Chicago Trust Company of New York
                  July 25, 1994             as successor Trustee and resignation of former Trustee
                                            and Co-Trustee

         WHEREAS, the Supplemental Indentures have each been recorded in the public records of the counties listed on EXHIBIT A hereto, on the dates and in the official record books and at the page numbers listed thereon; and

         WHEREAS, subsequent to the date of the execution and delivery of the Thirty-Eighth Supplemental Indenture the Company has purchased, constructed or otherwise acquired certain property hereinafter referred to, and the Company desires by this Supplemental Indenture to confirm the lien of the Original Indenture on such property; and

         WHEREAS, the Company desires by this Supplemental Indenture to create a new series of bonds to be designated as First Mortgage Bonds, 6.650% Series due 2011 (sometimes herein called the "New Series Bonds"), to be issued under the Original Indenture pursuant to Section 2.01 of the Original Indenture, and also desires to deliver to the Trustee prior to or simultaneously with the authentication and delivery of the initial issue of Three Hundred Million Dollars ($300,000,000) principal amount of New Series Bonds pursuant to Section 4.05 of the Original Indenture the documents and instruments required by said section; and

         WHEREAS, the Company in the exercise of the powers and authority conferred upon and reserved to it under and by virtue of the Indenture, and pursuant to the resolutions of its Board of Directors (as defined in the Indenture, which definition includes any duly authorized committee of the Board of Directors, including the First Mortgage Bond Indenture Committee of the Board of Directors) has duly resolved and determined to make, execute and deliver to the Trustee a Supplemental Indenture in the form hereof for the purposes herein provided; and

         WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

         NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH: That Florida Power Corporation, in consideration of the premises and of One Dollar ($1.00) and other good and valuable consideration to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and in order to secure the payment of both the principal of and interest and premium, if any, on the bonds from time to time issued and to be issued under the Indenture, according to their tenor and effect, does hereby confirm the grant, sale, resale, conveyance, assignment, transfer, mortgage and pledge of the property described in the Original Indenture and the Supplemental Indentures (except such properties or interests therein as may have been released or sold or disposed of in whole or in part as permitted by the provisions of the Original Indenture), and hath granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents doth grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto First Chicago Trust Company of New York, as Trustee, and to its successors in the trust and to its successors and assigns, forever, all property, real, personal and mixed, tangible and intangible, owned by the Company on the date of the execution of this Supplemental Indenture or which may be hereafter acquired by it, including (but not limited to) all property which it has acquired subsequent to the date of execution of the Thirty-Eighth Supplemental Indenture and situated in the State of Florida, including without limitation the property described on EXHIBIT B hereto (in all cases, except such property as is expressly excepted by the Original Indenture from the lien and operation thereof); and without in any way limiting or impairing by the enumeration of the same the scope and intent of the foregoing, all lands, power sites, flowage rights, water rights, water locations, water appropriations, ditches, flumes, reservoirs, reservoir sites, canals, raceways, dams, dam sites, aqueducts and all other rights or means for appropriating, conveying, storing and supplying water; all rights of way and roads; all plants for the generation of electricity by steam, water and/or other power; all power houses, facilities for utilization of natural gas, street lighting systems, if any, standards and other equipment incidental thereto, telephone, radio and television systems, microwave systems, facilities for utilization of water, steam heat and hot water plants, if any, all substations, lines, service and supply systems, bridges, culverts, tracks, offices, buildings and other structures and equipment and fixtures thereof; all machinery, engines, boilers, dynamos, electric machines, regulators, meters, transformers, generators, motors, electrical and mechanical appliances, conduits, cables, pipes, fittings, valves and connections, poles (wood, metal and concrete), and transmission lines, wires, cables, conductors, insulators, tools, implements, apparatus, furniture, chattels, and choses in action; all municipal and other franchises, consents, licenses or permits; all lines for the distribution of electric current, gas, steam heat or water for any purpose including towers, poles (wood, metal and concrete), wires, cables, pipes, conduits, ducts and all apparatus for use in connection therewith; all real estate, lands, easements, servitudes, licenses, permits, franchises, privileges, rights-of-way and other rights in or relating to real estate or the use and occupancy of the same (except as herein or in the Original Indenture or any of the Supplemental Indentures expressly excepted); all the right, title and interest of the Company in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinbefore, or in the Original Indenture and said Supplemental Indentures, described.

         IT IS HEREBY AGREED by the Company that all the property, rights and franchises acquired by the Company after the date hereof (except any property herein or in the Original Indenture or any of the Supplemental Indentures expressly excepted) shall, subject to the provisions of Section 9.01 of the Original Indenture and to the extent permitted by law, be as fully embraced within the lien hereof as if such property, rights and franchises were now owned by the Company and/or specifically described herein and conveyed hereby.

         TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in any way appertaining to the aforesaid mortgaged property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 9.01 of the Original Indenture) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid mortgaged property and every part and parcel thereof.

         TO HAVE AND TO HOLD THE SAME unto First Chicago Trust Company of New York, the Trustee, and its successors in the trust and its assigns forever, but IN TRUST NEVERTHELESS upon the terms and trusts set forth in the Indenture, for the benefit and security of those who shall hold the bonds and coupons issued and to be issued under the Indenture, without preference, priority or distinction as to lien of any of said bonds and coupons over any others thereof by reason or priority in the time of the issue or negotiation thereof, or otherwise howsoever, subject, however, to the provisions of Sections 10.03 and
10.12 of the Original Indenture.

         SUBJECT, HOWEVER, to the reservations, exceptions, conditions, limitations and restrictions contained in the several deeds, servitudes and contracts or other instruments through which the Company acquired, and/or claims title to and/or enjoys the use of the aforesaid properties; and subject also to encumbrances of the character defined in the Original Indenture as "excepted encumbrances" in so far as the same may attach to any of the property embraced herein.

         Without derogating from the security and priority presently afforded by the Indenture and by law for all of the bonds of the Company that have been, are being, and may in the future be, issued pursuant to the Indenture, for purposes of obtaining any additional benefits and security provided by Section 697.04 of the Florida Statutes, the following provisions of this paragraph shall be applicable. The Indenture also shall secure the payment of both principal and interest and premium, if any, on the bonds from time to time hereafter issued pursuant to the Indenture, according to their tenor and effect, and the performance and observance of all the provisions of the Indenture (including any indentures supplemental thereto and any modification or alteration thereof made as therein provided), whether the issuance of such bonds may be optional or mandatory, and for any purpose, within twenty (20) years from the date of this Supplemental Indenture. The total amount of indebtedness secured by the Indenture may decrease or increase from time to time, but the total unpaid balance so secured at any one time shall not exceed the maximum principal amount of $2,500,000,000.00, plus interest and premium, if any, as well as any disbursements made for the payment of taxes, levies or insurance on the property encumbered by the Indenture, with interest on those disbursements, plus any increase in the principal balance as the result of negative amortization or deferred interest. For purposes of Section 697.04 of the Florida Statutes, the Original Indenture, as well as all of the indentures supplemental thereto that have been executed prior to the date of this Supplemental Indenture, are incorporated herein by this reference with the same effect as if they had been set forth in full herein.

         And, upon the consideration hereinbefore set forth, the Company does hereby covenant and agree to and with the Trustee and its successors in trust under the Indenture for the benefit of those who shall hold bonds and coupons issued and to be issued under the Indenture, as follows:

                                    ARTICLE I

                              THE NEW SERIES BONDS

         SECTION 1. The Company hereby creates a new series of bonds, not limited in principal amount except as provided in the Original Indenture, to be issued under and secured by the Original Indenture, to be designated by the title "First Mortgage Bonds, 6.650% Series due 2011." The initial issue of the New Series Bonds shall consist of Three-Hundred Million Dollars ($300,000,000) principal amount thereof. Subject to the terms of the Indenture, the principal amount of New Series Bonds is unlimited. The Company may, at its option in the future, issue additional New Series Bonds.

         The New Series Bonds shall be issued only as registered bonds without coupons in the denomination of One Thousand Dollars ($1,000) or any integral multiple thereof.

         SECTION 2. (a) The New Series Bonds shall be issued in registered form without coupons and shall be issued initially in the form of one or more Global Bonds (each such Global Bond, a "New Series Global Bond") to or on behalf of The Depository Trust Company ("DTC"), as Depositary therefor, and registered in the name of such Depositary or its nominee. Any New Series Bonds to be issued or transferred to, or to be held by or on behalf of DTC as such

Depositary or such nominee (or any successor of such nominee) for such purpose shall bear the depositary legends in substantially the form set forth at the top of the form of New Series Bonds in Section 4 hereof, unless otherwise agreed by the Company, and in the case of a successor Depositary, such legend or legends as such Depositary and/or the Company shall require and to which they shall agree, in each case such agreement to be confirmed in writing to the Trustee. Principal of, the Make-Whole Redemption Price (as defined below), if applicable, and interest on the New Series Bonds will be payable, the transfer of New Series Bonds will be registrable and New Series Bonds will be exchangeable for New Series Bonds bearing identical terms and provisions, at the office or agency of the Company in the Borough of Manhattan, The City and State of New York; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered holders thereof at their registered address; and further provided, however, that with respect to a New Series Global Bond, the Company may make payments of principal of, the Make-Whole Redemption Price, if applicable, and interest on such New Series Global Bond pursuant to and in accordance with such arrangements as are agreed upon by the Company and the Depositary for such New Series Global Bond. The New Series Bonds shall have the terms set forth in the form of the New Series Bond set forth in Section 4 hereof.

(b) Notwithstanding any other provision of this Section 2 or of Section 2.03 of the Original Indenture, except as contemplated by the provisions of paragraph
(c) below, a New Series Global Bond may be transferred, in whole but not in part and in the manner provided in Section 2.03 of the Original Indenture, only to a nominee of the Depositary for such New Series Global Bond, or to the Depositary, or to a successor Depositary for such New Series Global Bond selected or approved by the Company, or to a nominee of such successor Depositary.

(c) (1) If at any time the Depositary for a New Series Global Bond notifies the Company that it is unwilling or unable to continue as the Depositary for such New Series Global Bond or if at any time the Depositary for a New Series Global Bond shall no longer be eligible or in good standing under any applicable statute or regulation, the Company shall appoint a successor Depositary with respect to such New Series Global Bond. If a successor Depositary for such Global Bond is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee, upon receipt of a Company order for the authentication and delivery of New Series Bonds in the form of definitive certificates in exchange for such New Series Global Bond, will authenticate and deliver, without service charge, New Series Bonds in the form of definitive certificates of like tenor and terms in an aggregate principal amount equal to the principal amount of the New Series Global Bond in exchange for such New Series Global Bond. Such New Series Bonds will be issued to and registered in the name of such person or persons as are specified by the Depositary.

         (2) The Company may at any time and in its sole discretion determine that any New Series Bonds issued or issuable in the form of one or more New Series Global Bonds shall no longer be represented by such Global Bond or Bonds. In any such event the Company will execute, and the Trustee, upon receipt of a Company order for the authentication and delivery of New Series Bonds in the form of definitive certificates in exchange in whole or in part for such New Series Global Bond or Bonds, will authenticate and deliver, without service charge, to each person specified by the Depositary, New Series Bonds in the form of definitive certificates of like tenor and terms in an aggregate principal amount equal to the principal amount of such New Series Global Bond or the aggregate principal amount of such New Series Global Bonds in exchange for such New Series Global Bond or Bonds.

         (3) If the Company so elects in an officer's certificate, the Depositary may surrender New Series Bonds issued in the form of a Global Bond in exchange in whole or in part for New Series Bonds in the form of definitive certificates of like tenor and terms on such terms as are acceptable to the Company and such Depositary. Thereupon the Company shall execute, and the Trustee shall authenticate and deliver, without service charge, (A) to each person specified by such Depositary a new New Series Bond or New Series Bonds of like tenor and terms and any authorized denomination as requested by such person in aggregate principal amount equal to and in exchange for such person's beneficial interest in the Global Bond; and (B) to such Depositary a new New Series Global Bond of like tenor and terms and in an authorized denomination equal to the difference, if any, between the principal amount of the surrendered Global Bond and the aggregate principal amount of Bonds delivered to holders thereof.

         (4) In any exchange provided for in any of the preceding three subparagraphs, the Company shall execute and the Trustee shall authenticate and deliver New Series Bonds in the form of definitive certificates in authorized denominations. Upon the exchange of the entire principal amount of a New Series Global Bond for New Series Bonds in the form of definitive certificates, such New Series Global Bond shall be canceled by the Trustee. Except as provided in the immediately preceding subparagraph, New Series Bonds issued in exchange for a New Series Global Bond pursuant to this Section 2 shall be registered in such names and in such authorized denominations as the Depositary for such New Series Global Bond, acting pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. Provided that the Company and the Trustee have so agreed, the Trustee shall deliver such New Series Bonds to the persons in whose names the New Series Bonds are so to be registered.

         (5) Any endorsement of a New Series Global Bond to reflect the principal amount thereof, or any increase or decrease in such principal amount, shall be made in such manner and by such person or persons as shall be specified in or pursuant to any applicable letter of representations or other arrangement entered into with, or procedures of, the Depositary with respect to such New Series Global Bond or in the Company order delivered or to be delivered pursuant to Section 4.07 of the Original Indenture with respect thereto. Subject to the provisions of Section 4.07 of the Original Indenture, the Trustee shall deliver and redeliver any such Global Bond in the manner and upon instructions given by the person or persons specified in or pursuant to any applicable letter of representations or other arrangement entered into with, or procedures of, the Depositary with respect to such New Series Global Bond or in any applicable Company order. If a Company order pursuant to Section 4.07 of the Original Indenture is so delivered, any instructions by the Company with respect to such New Series Global Bond contained therein shall be in writing but need not be accompanied by or contained in an officer's certificate and need not be accompanied by an opinion of counsel.

         (6) The Depositary or, if there be one, its nominee, shall be the holder of a New Series Global Bond for all purposes under the Indenture and the New Series Bonds and beneficial owners with respect to such Global Bond shall hold their interests pursuant to applicable procedures of such Depositary. The Company, the Trustee and any bond registrar shall be entitled to deal with such Depositary for all purposes of the Indenture relating to such Global Bond (including the payment of principal, the Make-Whole Redemption Price, if applicable, and interest and the giving of instructions or directions by or to the beneficial owners of such Global Bond as the sole holder of such Global Bond and shall have no obligations to the beneficial owners thereof (including any direct or indirect participants in such Depositary. None of the Company, the Trustee, any paying agent or bond registrar shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a in or pursuant to any applicable letter of representations or other arrangement entered into with, or procedures of, the Depositary with respect to such New Series Global Bond or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         SECTION 3. July 18, 2001 shall be the date of the beginning of the first interest period for the New Series Bonds. The New Series Bonds shall be dated as provided in Section 2.01 of the Original Indenture. The New Series Bonds shall be payable on July 15, 2011, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts, and shall bear interest, payable in like coin or currency, at the rate of 6.650% per annum, payable semiannually on January 15 and July 15 of each year (each an "Interest Payment Date") to the persons in whose names the New Series Bonds are registered at the close of business on the tenth calendar day next preceding the Interest Payment Date (i.e., January 5 and July 5, respectively) (each a "Regular Record Date"), provided, however, that so long as the New Series Bonds are registered in the name of DTC or its nominee, the Regular Record Date for interest payable shall be the close of business on the business day immediately preceding such Interest Payment Date (each subject to certain exceptions provided in this Supplemental Indenture and the Indenture), until maturity, according to the terms of the bonds or on prior redemption or by declaration or otherwise, and at the highest rate of interest borne by any of the bonds outstanding under the Indenture from such date of maturity until they shall be paid or payment thereof shall have been duly provided for. Principal of, the Make-Whole Redemption Price, if applicable, and interest on the New Series Bonds shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York; provided, however, that payment of interest may be made at the option of the Company by check mailed by the Company or its affiliate to the person entitled thereto at his registered address. If a due date for the payment of interest, principal, or the Make-Whole Redemption Price, if applicable, falls on a day that is not a business day, then the payment will be made on the next succeeding business day, and no interest will accrue on the amounts payable for the period from and after the original due date and until the next business day. The term "business day" means any day other than a Saturday or Sunday or day on which banking institutions in the City of New York are required or authorized to close.

         The New Series Bonds shall be redeemable at the option of the Company, from time to time, as a whole or in part, at a make-whole redemption price (the "Make-Whole Redemption

Price"). The Make-Whole Redemption Price shall equal to the greater of (i) the principal amount of the New Series Bonds being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the New Series Bonds being redeemed, discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield applicable to the New Series Bonds plus 30 basis points plus accrued interest to the redemption date.

         "Treasury Yield" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue for the New Series Bonds, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the redemption date.

         "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the New Series Bonds that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the New Series Bonds.

         "Independent Investment Banker" means either Banc of America Securities LLC or Salomon Smith Barney Inc. or, if such firms are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing selected by the Company and acceptable to the Trustee.

         "Comparable Treasury Price" means, with respect to any redemption date,
(i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if that release (or any successor release) is not published or does not contain such prices on such business day, the average of the Reference Treasury Dealer Quotations for such redemption date.

         "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.

         "Reference Treasury Dealer" means Banc of America Securities LLC, and Salomon Smith Barney Inc., and their respective successors, provided, however, that if any of the foregoing shall cease to be a primary U.S. Government Securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute for it another Primary Treasury Dealer.

         So long as the New Series Bonds are registered in the name of DTC, its nominee or a successor depositary, if the Company elects to redeem less than all of the New Series Bonds,

DTC's practice is to determine by lot the amount of the interest of each Direct Participant in the New Series Bonds to be redeemed. At all other times, the Trustee shall draw by lot, in such manner as it deems appropriate, the particular New Series Bonds, or portions of them, to be redeemed.

         The New Series Bonds shall also be redeemable, as a whole but not in part, at the Make-Whole Redemption Price in the event that (i) all the outstanding common stock of the Company shall be acquired by some governmental body or instrumentality and the Company elects to redeem all of the bonds of all series, the redemption date in any such event to be not more than one hundred twenty (120) days after the date on which all said stock is so acquired, or (ii) all or substantially all the mortgaged and pledged property constituting bondable property which at the time shall be subject to the lien of the Indenture as a first lien shall be released from the lien of the Indenture pursuant to the provisions thereof, and available moneys in the hands of the Trustee, including any moneys deposited by the Company available for the purpose, are sufficient to redeem all the bonds of all series at the redemption prices (together with accrued interest to the date of redemption) specified therein applicable to the redemption thereof upon the happening of such event.

         Notice of redemption shall be given by mail not less than 30 nor more than 90 days prior to the date fixed for redemption to the holders of New Series Bonds to be redeemed (which, as long as the New Series Bonds are held in the book-entry only system, will be the Depository, its nominee or a successor depository). On and after the date fixed for redemption (unless the Company defaults in the payment of the Make-Whole Redemption Price and interest accrued thereon to such date), interest on the New Series Bonds or the portions of them so called for redemption shall cease to accrue. If the Company elects to redeem any New Series Bonds, the Company will notify the Trustee of its election at least 45 days prior to the redemption date (or a shorter period acceptable to the Trustee) including in such notice, a reasonably detailed computation of the Make-Whole Redemption Price.

         The New Series Bonds of the several denominations are exchangeable for a like aggregate principal amount of other New Series Bonds of other authorized denominations. Notwithstanding the provisions of Section 2.03 of the Original Indenture, for any exchange of New Series Bonds for other New Series Bonds of different authorized denominations, or for any transfer of New Series Bonds, the Company may require the payment of a sum sufficient to reimburse it for any tax or other governmental charge incident thereto only. The New Series Bonds may be presented for transfer or exchange at the corporate trust office of the Trustee in New York, New York.

         SECTION 4. The New Series Bonds shall be substantially in the following form, with such inclusions, omissions, and variations as the Board of Directors of the Company may determine in accordance with the provisions of the Indenture:

                           [FORM OF NEW SERIES BONDS]

[Insert applicable depositary legend or legends, which initially shall be the following:

THIS SECURITY IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO FLORIDA POWER CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS FIRST MORTGAGE BOND, 6.650% SERIES DUE 2011 MAY, UNDER CONDITIONS PROVIDED IN THE INDENTURE, BE EXCHANGED FOR FIRST MORTGAGE BONDS, 6.650% SERIES DUE 2011 IN THE FORM OF DEFINITIVE CERTIFICATES OF LIKE TENOR AND OF AN EQUAL AGGREGATE PRINCIPAL AMOUNT, IN AUTHORIZED DENOMINATIONS, REGISTERED IN THE NAMES OF SUCH PERSONS AS THE DEPOSITARY SHALL INSTRUCT THE TRUSTEE. ANY SUCH EXCHANGE SHALL BE MADE UPON RECEIPT BY THE TRUSTEE OF AN OFFICER'S CERTIFICATE THEREFOR AND A WRITTEN INSTRUCTION FROM THE DEPOSITARY SETTING FORTH THE NAME OR NAMES IN WHICH THE TRUSTEE IS TO REGISTER SUCH FIRST MORTGAGE BONDS, 6.650% SERIES DUE 2011 IN THE FORM OF DEFINITIVE CERTIFICATES.]

                            FLORIDA POWER CORPORATION
              (INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA)

                              FIRST MORTGAGE BOND,
                             6.650% SERIES DUE 2011
                                DUE JULY 15, 2011
NO. _______                                                         $300,000,000

         FLORIDA POWER CORPORATION, a corporation of the State of Florida (hereinafter called the Company), for value received, hereby promises to pay to __________________________ or registered assigns, on ___________________ at the office or
agency of the Company in the Borough of Manhattan, The City of New York, Three Hundred Million Dollars ($300,000,000) in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts, and to pay interest thereon, semiannually on January 15 and July 15 of each year to the person in whose name this bond is registered at the close of business on the tenth calendar day next preceding the interest payment date (i.e., January 5 and July 5, respectively), provided, however, that so long as this bond is registered in the name of The Depository Trust Company or its nominee, the record date for interest payable on any interest payment date shall be the close of business on the business day immediately preceding such interest payment date (each subject to certain exceptions provided in the Mortgage hereinafter mentioned), at the rate of 6.650% per annum, at said office or agency in like coin or currency, from the date hereof until this bond shall mature, according to its terms or on prior redemption or by declaration or otherwise, and at the highest rate of interest borne by any of the bonds outstanding under the Mortgage hereinafter mentioned from such date of maturity until this bond shall be paid or the payment hereof shall have been duly provided for; provided, however, that payment of interest may be made at the option of the Company by check mailed by the Company or its affiliate to the person entitled thereto at his registered address. If a due date for the payment of interest, principal, or the Make-Whole Redemption Price, if applicable, falls on a day that is not a business day, then the payment will be made on the next succeeding business day, and no interest will accrue on the amounts payable for the period from and after the original due date and until the next business day. The term "business day" means any day other than a Saturday or Sunday or day on which banking institutions in the City of New York are required or authorized to close.

         Additional provisions of this bond are set forth on the reverse hereof and such provisions shall for all purposes have the same effect as though fully set forth at this place.

         This bond shall not become valid or obligatory for any purpose until First Chicago Trust Company of New York, or its successor as Trustee under the Mortgage, shall have signed the certificate of authentication endorsed hereon.

         IN WITNESS WHEREOF, FLORIDA POWER CORPORATION has caused this bond to be signed in its name by its President or one of its Vice Presidents by his signature or a facsimile thereof, and its corporate seal, or a facsimile thereof, to be affixed hereto and attested by its Secretary or one of its Assistant Secretaries by his signature or a facsimile thereof.

Dated: July __, 2001

                                             FLORIDA POWER CORPORATION,


                                             By
                                                --------------------------------
                                                President

Attest:


--------------------------------
Secretary

                    [TEXT APPEARING ON REVERSE SIDE OF BOND]

                            FLORIDA POWER CORPORATION

                               FIRST MORTGAGE BOND
                             6.650% SERIES DUE 2011
                                DUE JULY 15, 2011

         This bond is one of an issue of bonds of the Company (herein referred to as the bonds), not limited in principal amount except as provided in the Mortgage hereinafter mentioned, issuable in series, which different series may mature at different times, may bear interest at different rates, and may otherwise vary as provided in the Mortgage hereinafter mentioned, and is one of a series known as its First Mortgage Bonds, 6.650% Series due 2011 (herein referred to as the "Bonds of this Series"), all bonds of all series issued and to be issued under and equally and ratably secured (except insofar as any sinking or analogous fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for the bonds of any particular series) by an Indenture dated as of January 1, 1944 (herein, together with all indentures supplemental thereto including the Thirty-Ninth Supplemental Indenture dated as of July 1, 2001 between the Company and First Chicago Trust Company of New York, as Trustee, called the "Mortgage"), to which reference is made for the nature and extent of the security, the rights of the holders of bonds and of the Company in respect thereof, the rights, duties and immunities of the Trustee, and the terms and conditions upon which the bonds are, and are to be, issued and secured. The Mortgage contains provisions permitting the holders of not less than seventy-five per centum (75%) in principal amount of all the bonds at the time outstanding, determined and evidenced as provided in the Mortgage, or in case the rights under the Mortgage of the holders of bonds of one or more, but less than all, of the series of bonds outstanding shall be affected, the holders of not less than seventy-five per centum (75%) in principal amount of the bonds at the time outstanding of the series affected, determined and evidenced as provided in the Mortgage, on behalf of the holders of all the bonds to waive any past default under the Mortgage and its consequences except a completed default, as defined in the Mortgage, in respect of the payment of the principal of or interest on any bond or default arising from the creation of any lien ranking prior to or equal with the lien of the Mortgage on any of the mortgaged and pledged property. The Mortgage also contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five per centum (75%) in principal amount of all the bonds at the time outstanding, determined and evidenced as provided in the Mortgage, or in case the rights under the Mortgage of the holders of bonds of one or more, but less than all, of the series of bonds outstanding shall be affected, then with the consent of the holders of not less than seventy-five per centum (75%) in principal amount of the bonds at the time outstanding of the series affected, determined and evidenced as provided in the Mortgage, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Mortgage or modifying in any manner the rights of the holders of the bonds and coupons; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any bonds, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof, without the express consent of the holder of each bond so affected, or
(ii) reduce the aforesaid percentage of bonds, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all bonds then outstanding, or (iii) permit the creation of any lien ranking prior to or equal with the lien of the Mortgage on any of the mortgaged and pledged property, or (iv) deprive the holder of any outstanding bond of the lien of the Mortgage on any of the mortgaged and pledged property. Any such waiver or consent by the registered holder of this bond (unless effectively revoked as provided in the Mortgage) shall be conclusive and binding upon such holder and upon all future holders of this bond, irrespective of whether or not any notation of such waiver or consent is made upon this bond. No reference herein to the Mortgage and no provision of this bond or of the Mortgage shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this bond at the time and place and at the rate and in the coin or currency herein prescribed.

         The Bonds of this Series are issuable in denominations of One Thousand Dollars ($1,000) and any integral multiple thereof and are exchangeable for a like aggregate principal amount of Bonds of this Series of other authorized denominations. This bond is transferable as prescribed in the Mortgage by the registered holder hereof in person, or by his duly authorized attorney, at the office or agency of the Company in said Borough of Manhattan, The City of New York, upon surrender and cancellation of this bond, and upon payment, if the Company shall require it, of the transfer charges prescribed in the Thirty-Ninth Supplemental Indenture hereinabove referred to, and thereupon a new fully registered bond or bonds of authorized denominations of the same series and for the same aggregate principal amount will be issued to the transferee in exchange herefor as provided in the Mortgage. The Company and the Trustee, any paying agent and any bond registrar may deem and treat the person in whose name this bond is registered as the absolute owner hereof, whether or not this bond shall be overdue, for the purpose of receiving payment and for all other purposes and neither the Company nor the Trustee nor any paying agent nor any bond registrar shall be affected by any notice to the contrary.

         The Bonds of this Series may be redeemed, at the option of the Company, as a whole or from time to time in part, at a make-whole redemption price (the "Make-Whole Redemption Price"). The Make-Whole Redemption Price shall equal to the greater of (i) the principal amount of the Bonds of this Series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Bonds of this Series being redeemed, discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield applicable to the New Series Bonds plus 30 basis points plus accrued interest to the redemption date.

         "Treasury Yield" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue for the Bonds of this Series, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for the redemption date.

         "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the

Bonds of this Series that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Bonds of this Series.

         "Independent Investment Banker" means either Banc of America Securities LLC or Salomon Smith Barney Inc. or, if such firms are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing selected by the Company and acceptable by the Trustee.

         "Comparable Treasury Price" means, with respect to any redemption date,
(i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if that release (or any successor release) is not published or does not contain such prices on such business day, the average of the Reference Treasury Dealer Quotations for such Redemption Date.

         "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such redemption date.

         "Reference Treasury Dealer" means each of Banc of America Securities LLC and Salomon Smith Barney Inc., and their respective successors, provided, however, that if any of the foregoing shall cease to be a primary U.S. Government Securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute for it another Primary Treasury Dealer.

         So long as the Bonds of this Series are registered in the name of DTC, its nominees or a successor depositary, if the Company elects to redeem less than all of the Bonds of this Series, DTC's practice is to determine by lot the amount of the interest of each Direct Participant of the DTC, in the Bonds of this Series to be redeemed. At all other times, the Trustee shall draw by lot, in such manner as it deems appropriate, the particular Bonds of this Series, or portions of them, to be redeemed.

         All Bonds of this Series shall also be redeemable, as a whole but not in part, at the Make-Whole Redemption Price in the event (i) that all the outstanding common stock of the Company shall be acquired by some governmental body or instrumentality and the Company elects to redeem all the bonds of all series, the redemption date in any such event to be not more than one hundred twenty (120) days after the date on which all said stock is so acquired, or (ii) that all or substantially all the mortgaged and pledged property (constituting bondable property as defined in the Mortgage) which at the time shall be subject to the lien of the Mortgage as a first lien shall be released from the lien of the Mortgage pursuant to the provisions thereof, and available moneys in the hands of First Chicago Trust Company of New York or its successor as Trustee, including any moneys deposited by the Company for the purpose, are sufficient to redeem all the bonds of all series at the redemption prices (together with accrued interest to the date of redemption) specified therein applicable to the redemption thereof upon the happening of such event.

         Notice of redemption shall be given by mail not less than 30 nor more than 90 days prior to the date fixed for redemption to the holders of Bonds of this Series to be redeemed (which, as long as the Bonds of this Series are held in the book-entry only system, will be the Depository, its nominee or a successor depository). On and after the date fixed for redemption (unless the Company defaults in the payment of the Make-Whole Redemption Price and interest accrued thereon to such date), interest on the Bonds of this Series or the portions of them so called for redemption shall cease to accrue. If the Company elects to redeem any Bonds of this Series, the Company will notify the Trustee of its election at least 45 days prior to the redemption date (or a shorter period acceptable to the Trustee) including in such notice, a reasonably detailed computation of the Make-Whole Redemption Price.

         The Mortgage provides that if the Company shall deposit with First Chicago Trust Company of New York or its successor as Trustee in trust for the purpose funds sufficient to pay the principal of all the bonds of any series, or such of the bonds of any series as have been or are to be called for redemption (including any portions, constituting $1,000 or an integral multiple thereof, of fully registered bonds), and premium, if any, thereon, and all interest payable on such bonds (or portions) to the date on which they become due and payable at maturity or upon redemption or otherwise, and complies with the other provisions of the Mortgage in respect thereof, then from the date of such deposit such bonds (or portions) shall no longer be secured by the lien of the Mortgage.

         The Mortgage provides that, upon any partial redemption of a fully registered bond, upon surrender thereof endorsed for transfer, new bonds of the same series and of authorized denominations in principal amount equal to the unredeemed portion of such fully registered bond will be delivered in exchange therefor.

         The principal hereof may be declared or may become due prior to the express date of the maturity hereof on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

         No recourse shall be had for the payment of the principal of, the Make-Whole Redemption Price, if applicable, or interest on this bond, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Mortgage or under or upon any obligation, covenant or agreement contained in the Mortgage, against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director, as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or any predecessor or successor corporation under any present or future rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

         SECTION 5. Interest on any New Series Bond which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that bond (or one or more predecessor bonds) is registered at the close of business on the Regular Record Date for such interest specified in the provisions of this Supplemental Indenture. Interest shall be computed on the basis of a 360-day year composed of twelve 30-day months.

         Any interest on any New Series Bond which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered holder on the relevant Regular Record Date solely by virtue of such holder having been such holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Subsection A or B below:

                  A. The Company may elect to make payment of any Defaulted Interest on the New Series Bonds to the persons in whose names such bonds (or their respective predecessor bonds) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner (a "Special Record Date"). The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each bond and the date of the proposed payment (which date shall be such as will enable the Trustee to comply with the next sentence hereof), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this Subsection provided and not to be deemed part of the trust estate or trust moneys. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each holder of a bond of the New Series Bonds at the address as it appears in the bond register not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion in the name and at the expense of the Company, cause a similar notice to be published at least once in a newspaper approved by the Company in each place of payment of the New Series Bonds, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the persons in whose names the New Series Bonds (or their respective predecessor bonds) are registered on such Special Record Date and shall no longer be payable pursuant to the following Subsection B.

                  B. The Company may make payment of any Defaulted Interest on the New Series Bonds in any other lawful manner not inconsistent with the requirements of any securities exchange on which such bonds may be listed and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Subsection, such payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each New Series Bond delivered under this Supplemental Indenture upon transfer of or in exchange for or in lieu of any other New Series Bonds shall carry all the rights to interest accrued and unpaid, and to accrue, which were carried by such other bond and each such bond shall bear interest from such date, that neither gain nor loss in interest shall result from such transfer, exchange or substitution.

                                   ARTICLE II

                              ADDITIONAL COVENANTS

         The Company hereby covenants as follows:

         SECTION 1. That it will, prior to or simultaneously with the initial authentication and delivery by the Trustee of the New Series Bonds under Section
4.05 of the Original Indenture, deliver to the Trustee the instruments required by said Section.

         SECTION 2. That, so long as any of the New Series Bonds shall be outstanding, it will not declare or pay any dividends (except a dividend in its own common stock) upon its common stock, or make any other distribution (by way of purchase, or otherwise) to the holders thereof, except a payment or distribution out of net income of the Company subsequent to December 31, 1943; and that it will not permit any subsidiary of the Company to purchase any shares of common stock of the Company.

         For the purpose of this Section, net income of the Company shall be determined by regarding as charges or credits to income, as the case may be, any and all charges or credits to earned surplus subsequent to December 31, 1943, representing adjustments on account of excessive or deficient accruals to income for taxes, and operating expenses shall include all proper charges for the maintenance and repairs of the property owned by the Company and appropriations out of income for the retirement or depreciation of the property used in its electric business in an amount of not less than the amount of the minimum provision for depreciation determined as provided in clause (5) of paragraph A of Section 1.05 of the Original Indenture.

                                   ARTICLE III

                                SUNDRY PROVISIONS

         SECTION 1. This Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture, and shall form a part thereof and all of the provisions contained in the Original Indenture in respect to the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect hereof as fully and with like effect as if set forth herein in full.

         SECTION 2. This Supplemental Indenture may be simultaneously executed in any number of counterparts, and all of said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

         SECTION 3. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or of the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

         SECTION 4. Although this Supplemental Indenture is dated for convenience and for purposes of reference as of July 1, 2001, the actual dates of execution by the Company and by the Trustee are as indicated by the respective acknowledgments hereto annexed.

                  [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, FLORIDA POWER CORPORATION has caused this Supplemental Indenture to be signed in its name and behalf by its Executive Vice President, and its corporate seal to be hereunto affixed and attested by its Assistant Secretary, and FIRST CHICAGO TRUST COMPANY OF NEW YORK has caused this Supplemental Indenture to be signed and sealed in its name and behalf by a Vice President, and its corporate seal to be attested by a Vice President, all as of the day and year first above written.

                               FLORIDA POWER CORPORATION


                               By /s/ Peter M. Scott III
                                  ----------------------------------------------
                                  Peter M. Scott III, Executive Vice President
                                  One Progress Plaza
                                  St. Petersburg, Florida 33701

[SEAL]

Attest:


/s/ Robert Williams
--------------------------------------
Robert Williams, Assistant Secretary
One Progress Plaza
St. Petersburg, Florida 33701

Signed, sealed and delivered by said
  FLORIDA POWER CORPORATION
  in the presence of:


/s/ C. G. Beuris
--------------------------------------
C.G. Beuris


/s/ N. Manly Johnson III
--------------------------------------
N. Manly Johnson III

                               FIRST CHICAGO TRUST
                               COMPANY OF NEW YORK


                               By: /s/Steven M. Wagner
                                   ---------------------------------------------
                                   Steven M. Wagner, Vice President
                                   14 Wall Street
[SEAL]                             New York, NY 10005

Attest:


/s/ Marla S. Roth
-------------------------------------
Marla S. Roth, Vice President
14 Wall Street
New York, NY 10005

Signed, sealed and delivered by said
   FIRST CHICAGO TRUST
   COMPANY OF NEW YORK
in the presence of:


/s/ Janice Ott Rotunno
-------------------------------------
Print Name: Janice Ott Rotunno


/s/ J. Morand
-------------------------------------
Print Name: J. Morand

STATE OF NORTH CAROLINA )
                                            SS:
COUNTY OF WAKE          )

         Before me, the undersigned, a notary public in and for the State and County aforesaid, an officer duly authorized to take acknowledgments of deeds and other instruments, personally appeared Peter M. Scott III, Executive Vice President of FLORIDA POWER CORPORATION, a corporation, the corporate party of the first part in and to the above written instrument, and also personally appeared before me Robert Williams, Assistant Secretary of the said corporation; such persons being severally personally known to me, who did take an oath and are known by me to be the same individuals who as such Executive Vice President and as such Assistant Secretary executed the above written instrument on behalf of said corporation; and he, the said Executive Vice President, acknowledged that as such Executive Vice President, he subscribed the said corporate name to said instrument on behalf and by authority of said corporation, and he, the said Assistant Secretary, acknowledged that he affixed the seal of said corporation to said instrument and attested the same by subscribing his name as Assistant Secretary of said corporation, by authority and on behalf of said corporation, and each of the two persons above named acknowledged that, being informed of the contents of said instrument, they, as such Executive Vice President and Assistant Secretary, delivered said instrument by authority and on behalf of said corporation and that all such acts were done freely and voluntarily and for the uses and purposes in said instrument set forth and that such instrument is the free act and deed of said corporation; and each of said persons further acknowledged and declared that he knows the seal of said corporation, and that the seal affixed to said instrument is the corporate seal of the corporation aforesaid.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this 12th day of July, 2001 at Raleigh in the State and County aforesaid.


                                             /s/ Nanci B. Little
                                             -----------------------------------

[NOTARIAL SEAL]

STATE OF ILLINOIS          )
                                            SS:
COUNTY OF COOK             )

         Before me, the undersigned, a notary public in and for the State and County aforesaid, an officer duly authorized to take acknowledgments of deeds and other instruments, personally appeared Steven M. Wagner, a Vice President (the "Executing Vice President") of FIRST CHICAGO TRUST COMPANY OF NEW YORK, a New York trust company, the corporate party of the second part in and to the above written instrument, and also personally appeared before me Marla S. Roth, a Vice President (the "Attesting Vice President") of the said corporation; said persons being severally personally known to me, who did take an oath and are known by me to be the same individuals who as such Executing Vice President and as such Attesting Vice President executed the above written instrument on behalf of said corporation; and he, the said Executing Vice President, acknowledged that as such Executing Vice President he subscribed the said corporate name to said instrument and affixed the seal of said corporation to said instrument on behalf and by authority of said corporation, and she, the said Attesting Vice President, acknowledged that she attested the same by subscribing her name as Vice President of said corporation, by authority and on behalf of said corporation, and each of the two persons above named acknowledged that, being informed of the contents of said instrument, they, as such Executing Vice President and Attesting Vice President, delivered said instrument by authority and on behalf of said corporation and that all such acts were done freely and voluntarily and for the uses and purposes in said instrument set forth and that such instrument is the free act and deed of said corporation, and each of said persons further acknowledged and declared that he/she knows the seal of said corporation, and that the seal affixed to said instrument is the corporate seal of the corporation aforesaid.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this 12th day of July, 2001, at Chicago, Illinois, in the State and County aforesaid.


                                             /s/ Ceasar Frank Castro
                                             -----------------------------------

[NOTARIAL SEAL]

                                    EXHIBIT A

                              RECORDING INFORMATION

ORIGINAL INDENTURE DATED JANUARY 1, 1944

STATE OF FLORIDA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Alachua                    02/25/44                121                172
Bay                        10/20/47                 59                 18
Brevard                    10/30/91               3157               3297
Citrus                     02/25/44                 18                  1
Columbia                   02/25/44                 42                175
Dixie                      02/25/44                  3                127
Flagler                    10/30/91                456                288
Franklin                   02/25/44                  0                 83
Gadsden                    02/26/44                A-6                175
Gilchrist                  02/25/44                  5                 60
Gulf                       02/26/44                  6                193
Hamilton                   02/25/44                 42                 69
Hardee                     02/25/44                 23                  1
Hernando                   02/25/44                 90                  1
Highlands                  02/25/44                 48                357
Hillsborough               02/25/44                662                105
Jackson                    02/26/44                370                  1
Jefferson                  07/02/51                 25                  1
Lafayette                  02/25/44                 22                465
Lake                       02/25/44                 93                  1
Leon                       02/25/44                 41                  1
Levy                       02/25/44                  3                160
Liberty                    02/25/44                "H"                116
Madison                    07/02/51                 61                 86
Marion                     02/25/44                103                  1
Orange                     02/25/44                297                375
Osceola                    02/25/44                 20                  1
Pasco                      02/25/44                 39                449
Pinellas                   02/26/44                566                  1
Polk                       02/25/44                666                305
Seminole                   02/25/44                 65                147
Sumter                     02/25/44                 25                  1
Suwanee                    02/25/44                 58                425
Taylor                     07/03/51                 36                  1

Volusia                    02/25/44                135                156
Wakulla                    02/25/44                 14                  1

STATE OF GEORGIA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Cook                       02/25/44                 24                  1
Echols                     02/25/44                A-1                300
Lowndes                    02/25/44                5-0                  1

SUPPLEMENTAL INDENTURE (FIRST) DATED JULY 1, 1946

STATE OF FLORIDA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Alachua                    11/12/46                166                  1
Bay                        10/20/47                 59                  1
Brevard                    10/30/91               3157               3590
Citrus                     11/12/46                 17                362
Columbia                   11/12/46                 49                283
Dixie                      11/14/46                  3                357
Flagler                    10/30/91                456                579
Franklin                   11/13/46                "P"                 80
Gadsden                    11/13/46                A-9                148
Gilchrist                  11/14/46                  7                120
Gulf                       11/13/46                 10                313
Hamilton                   11/12/46                 40                371
Hardee                     11/12/46                 24                575
Hernando                   11/14/46                 99                201
Highlands                  11/12/46                 55                303
Hillsborough               11/06/46                 95                375
Jackson                    11/13/46                399                  1
Jefferson                  07/02/51                 25                287
Lafayette                  11/14/46                 23                156
Lake                       11/13/46                107                209
Leon                       11/13/46                 55                481
Levy                       11/14/46                  4                133
Liberty                    11/13/46                "H"                420
Madison                    07/02/51                 61                373
Marion                     11/12/46                110                  1
Orange                     11/12/46                338                379
Osceola                    11/12/46                 20                164
Pasco                      11/14/46                 44                169
Pinellas                   11/06/46                632                161
Polk                       11/12/46                744                511
Seminole                   11/13/46                 74                431
Sumter                     11/13/46                 25                467
Suwanee                    11/12/46                 63                316
Taylor                     07/03/51                 36                145
Volusia                    11/13/46                158                203
Wakulla                    11/13/36                 14                299

SUPPLEMENTAL INDENTURE (SECOND) DATED NOVEMBER 1, 1948

STATE OF FLORIDA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Alachua                    01/08/49                196                287
Bay                        01/10/49                 64                395
Brevard                    10/30/91               3157               3607
Citrus                     01/13/49                 18                414
Columbia                   01/08/49                 55                493
Dixie                      01/10/49                  4                201
Flagler                    10/30/91                456                601
Franklin                   01/10/49                "Q"                  1
Gadsden                    01/10/49               A-13                157
Gilchrist                  01/08/49                  6                274
Gulf                       01/10/49                 13                 74
Hamilton                   01/10/49                 44                  1
Hardee                     01/08/49                 28                110
Hernando                   01/08/49                109                448
Highlands                  01/08/49                 61                398
Hillsborough               01/13/49                810                452
Jackson                    01/10/49                400                563
Jefferson                  07/02/51                 25                320
Lafayette                  01/10/49                 25                210
Lake                       01/08/49                119                555
Leon                       01/10/49                 82                303
Levy                       01/08/49                  5                242
Liberty                    01/08/49                "H"                587
Madison                    07/02/51                 61                407
Marion                     01/11/49                122                172
Orange                     01/08/49                388                604
Osceola                    01/08/49                 25                104
Pasco                      01/08/49                 47                549
Pinellas                   01/05/49                716                 11
Polk                       01/07/49                807                411
Seminole                   01/06/49                 84                389
Sumter                     01/08/49                 28                 41
Suwanee                    01/08/49                 69                150
Taylor                     07/03/51                 36                162
Volusia                    01/06/49                192                167
Wakulla                    01/10/49                 16                  1

SUPPLEMENTAL INDENTURE (THIRD) DATED JULY 1, 1951

STATE OF FLORIDA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Alachua                    08/02/51                234                340
Bay                        08/03/51                 93                155
Brevard                    10/30/91               3157               3630
Citrus                     07/30/51                 20                251
Columbia                   08/02/51                 66                503
Dixie                      08/02/51                  5                271
Flagler                    10/30/91                456                624
Franklin                   08/03/51                "Q"                522
Gadsden                    08/03/51               A-19                271
Gilchrist                  08/02/51                  7                422
Gulf                       08/03/51                 16                 59
Hamilton                   08/03/51                 51                347
Hardee                     08/02/51                 32                  1
Hernando                   08/02/51                118                537
Highlands                  08/02/51                 69                344
Hillsborough               08/02/51                927                174
Jefferson                  08/03/51                 25                359
Lafayette                  08/03/51                 27                305
Lake                       07/31/51                139                323
Leon                       08/02/51                113                465
Levy                       08/02/51                  7                211
Liberty                    07/25/51                  1                232
Madison                    08/07/51                 62                  1
Marion                     08/02/51                142                143
Orange                     08/07/51                460                 60
Osceola                    08/02/51                 31                385
Pasco                      08/10/51                 56                  1
Pinellas                   08/02/51                847                301
Polk                       08/01/51                899                539
Seminole                   08/07/51                100                403
Sumter                     08/02/51                 32                345
Suwanee                    08/02/51                 76                413
Taylor                     08/07/51                 36                182
Volusia                    08/07/51                245                393
Wakulla                    08/03/51                 17                259

STATE OF GEORGIA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Cook                       08/08/51                 35                566
Echols                     08/02/51                A-3                521
Lowndes                    08/04/51                7-E                188

FOURTH SUPPLEMENTAL INDENTURE NOVEMBER 1, 1952

STATE OF FLORIDA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Alachua                    12/31/52                256                288
Bay                        01/01/53                104                571
Brevard                    10/30/91               3157               3663
Citrus                     12/31/52                 22                321
Columbia                   12/31/52                 72                521
Dixie                      12/31/52                  6                135
Flagler                    10/31/91                456                657
Franklin                   12/31/52                  R                477
Gadsden                    12/31/52               A-22                511
Gilchrist                  12/31/52                  9                124
Gulf                       01/02/53                 17                  7
Hamilton                   12/31/52                 54                293
Hardee                     12/31/52                 33                433
Hernando                   12/31/52                125                361
Highlands                  01/02/53                 74                131
Hillsborough               12/29/52                993                545
Jefferson                  12/31/52                 27                  1
Lafayette                  12/31/52                 28                445
Lake                       01/02/53                150                343
Leon                       12/31/52                130                  1
Levy                       12/31/52                  8                362
Liberty                    01/09/53                  1                462
Madison                    01/02/53                 65                134
Marion                     01/02/53                153                434
Orange                     12/31/52                505                358
Osceola                    12/31/52                 36                145
Pasco                      01/02/53                 61                563
Pinellas                   12/29/52                926                561
Polk                       01/12/53                974                177
Seminole                   01/02/53                111                 41
Sumter                     12/31/52                 35                441
Suwanee                    01/02/53                 82                 27
Taylor                     12/31/52                 37                325
Volusia                    01/10/53                278                107
Wakulla                    01/02/53                 18                383

STATE OF GEORGIA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Cook                       01/01/53                 39                 95
Echols                     01/01/53                A-4                110
Lowndes                    12/31/52                7-0                540

FIFTH SUPPLEMENTAL INDENTURE NOVEMBER 1, 1953

STATE OF FLORIDA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Alachua                    12/29/53                271                 24
Bay                        01/01/54                115                505
Brevard                    10/30/91               3157               3690
Citrus                     12/28/53                  2                 73
Columbia                   12/28/53                  7                  3
Dixie                      12/23/53                  6                466
Flagler                    10/30/91                456                684
Franklin                   12/28/53                  1                447
Gadsden                    12/24/53               A-26                251
Gilchrist                  12/23/53                  9                317
Gulf                       12/28/53                 11                229
Hamilton                   12/28/53                 58                220
Hardee                     12/23/53                 35                518
Hernando                   12/23/53                130                409
Highlands                  12/29/53                 78                  1
Hillsborough               01/04/54               1050                229
Jefferson                  12/29/53                 28                 91
Lafayette                  12/24/53                 30                 16
Lake                       12/23/53                160                189
Leon                       12/23/53                144                268
Levy                       12/23/53                  9                368
Liberty                    01/06/54                  J                 40
Madison                    12/26/53                 67                381
Marion                     12/28/53                168                179
Orange                     12/24/53                541                253
Osceola                    12/24/53                 39                 42
Pasco                      12/23/53                 67                  1
Pinellas                   12/22/53                988                333
Polk                       01/05/54               1021                473
Seminole                   12/29/53                118                535
Sumter                     12/28/53                 37                466
Suwanee                    12/28/53                 85                346
Taylor                     12/24/53                 43                225
Volusia                    12/24/53                303                454
Wakulla                    12/30/53                 19                380

STATE OF GEORGIA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Cook                       01/15/54                 39                437
Echols                     01/15/54                A-4                418
Lowndes                    12/29/53                7-X                235

SIXTH SUPPLEMENTAL INDENTURE DATED JULY 1, 1954

STATE OF FLORIDA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Alachua                    11/19/54                286                129
Bay                        11/22/54                125                502
Brevard                    10/30/91               3157               3719
Citrus                     11/19/54                  9                525
Columbia                   11/20/54                 17                479
Dixie                      11/19/54                  7                299
Flagler                    10/30/91                456                713
Franklin                   11/19/54                  5                465
Gadsden                    11/20/54               A-29                411
Gilchrist                  11/19/54                  9                530
Gulf                       11/22/54                 19                284
Hamilton                   11/22/54                 59                425
Hardee                     11/19/54                 37                307
Hernando                   11/19/54                  7                335
Highlands                  11/19/54                 82                403
Hillsborough               11/26/54               1116                164
Jefferson                  11/19/54                 29                 17
Lafayette                  11/19/54                 31                138
Lake                       11/19/54                170                225
Leon                       11/19/54                159                209
Levy                       11/19/54                 10                523
Liberty                    11/30/54                "J"                215
Madison                    11/20/54                 69                483
Marion                     11/20/54                181                573
Orange                     11/23/54                578                123
Osceola                    11/20/54                 42                216
Pasco                      11/22/54                 15                568
Pinellas                   11/18/54               1046                507
Polk                       11/23/54               1068                 22
Seminole                   11/19/54                 28                374
Sumter                     11/30/54                 40                 81
Suwanee                    11/23/54                 89                  1
Taylor                     11/20/54                 45                377
Volusia                    11/23/54                327                538
Wakulla                    11/19/54                 20                445

STATE OF GEORGIA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Cook                       11/20/54                 55                385
Echols                     11/20/54                  5                 86
Lowndes                    11/20/54                  3                387

SEVENTH SUPPLEMENTAL INDENTURE DATED JULY 1, 1956

STATE OF FLORIDA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Alachua                    07/27/56                320                309
Bay                        07/27/56                145                395
Brevard                    10/30/91               3157               3746
Citrus                     07/25/56                 28                403
Columbia                   07/26/56                 38                279
Dixie                      07/30/56                  9                  1
Flagler                    10/30/91                456                740
Franklin                   07/27/56                 16                392
Gadsden                    07/26/56               A-36                100
Gilchrist                  07/31/56                 11                289
Gulf                       08/02/56                 23                475
Hamilton                   07/27/56                 11                 79
Hardee                     07/31/56                 43                  1
Hernando                   07/26/56                 21                 88
Highlands                  07/31/56                 11                571
Hillsborough               08/06/56               1260                125
Jefferson                  07/25/56                 30                295
Lafayette                  07/25/56                 33                117
Lake                       07/26/56                189                613
Leon                       07/25/56                190                301
Levy                       07/30/56                 14                 13
Liberty                    07/31/56                "J"                531
Madison                    07/26/56                 74                 12
Marion                     07/26/56                208                223
Orange                     07/27/56                126                165
Osceola                    07/26/56                 49                  1
Pasco                      08/02/56                 51                353
Pinellas                   07/24/56               1168                481
Polk                       08/20/56               1180                 30
Seminole                   07/27/56                 90                  5
Sumter                     08/02/56                 43                523
Suwanee                    07/26/56                 96                 67
Taylor                     07/25/56                 52                451
Volusia                    07/26/56                384                195
Wakulla                    07/25/56                 22                281

STATE OF GEORGIA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Cook                       07/26/56                 48                 36
Echols                     07/26/56                  5                401
Lowndes                    07/25/56                 22                419

EIGHTH SUPPLEMENTAL INDENTURE DATED JULY 1, 1958

STATE OF FLORIDA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Alachua                    07/23/58                 20                227
Bay                        08/05/58                170                295
Brevard                    10/30/91               3157               3785
Citrus                     07/24/58                 55                336
Columbia                   07/23/58                 66                365
Dixie                      07/22/58                 11                166
Flagler                    10/30/91                456                779
Franklin                   07/22/58                 29                248
Gadsden                    07/23/58                  9                 48
Gilchrist                  07/22/58                 12                341
Gulf                       07/24/58                 29                 40
Hamilton                   07/22/58                 23                  1
Hardee                     07/22/58                 49                451
Hernando                   07/25/58                 39                358
Highlands                  07/29/58                 50                514
Hillsborough               07/29/58                111                108
Jefferson                  07/23/58                 33                 19
Lafayette                  07/23/58                 35                120
Lake                       07/31/58                 56                297
Leon                       07/23/58                216                129
Levy                       07/22/58                 18                 63
Liberty                    07/24/58                "K"                413
Madison                    07/23/58                 78                310
Marion                     07/29/58                237                447
Orange                     07/23/58                403                300
Osceola                    07/23/58                 26                462
Pasco                      07/25/58                 96                455
Pinellas                   07/24/58                381                683
Polk                       07/24/58                165                452
Seminole                   07/23/58                178                 26
Sumter                     08/01/58                  5                 66
Suwanee                    07/23/58                102                360
Taylor                     07/22/58                  4                254
Volusia                    07/23/58                129                244
Wakulla                    07/25/58                 24                375

NINTH SUPPLEMENTAL INDENTURE DATED OCTOBER 1, 1960

STATE OF FLORIDA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Alachua                    11/23/60                119                158
Bay                        11/25/60                 28                411
Brevard                    10/30/91               3157               3822
Citrus                     12/01/60                 93                370
Columbia                   11/17/60                105                133
Dixie                      11/16/60                 13                331
Flagler                    10/30/91                456                816
Franklin                   11/17/60                 49                375
Gadsden                    11/17/60                 29                655
Gilchrist                  11/16/60                  1                473
Gulf                       11/21/60                  5                409
Hamilton                   11/18/60                 37                171
Hardee                     11/17/60                 60                 76
Hernando                   11/16/60                 65                688
Highlands                  11/18/60                108                421
Hillsborough               11/23/60                629                675
Jefferson                  11/18/60                  8                290
Lafayette                  11/16/60                 38                185
Lake                       11/21/60                141                619
Leon                       11/23/60                254                479
Levy                       11/16/60                 23                537
Liberty                    11/17/60                "M"                525
Madison                    11/22/60                 11                153
Marion                     11/18/60                 54                420
Orange                     11/22/60                817                569
Osceola                    11/16/60                 68                410
Pasco                      11/21/60                158                530
Pinellas                   11/16/60               1036                239
Polk                       11/18/60                440                179
Seminole                   11/21/60                332                203
Sumter                     11/30/60                 25                318
Suwanee                    11/17/60                111                282
Taylor                     11/18/60                 21                626
Volusia                    11/21/60                330                281
Wakulla                    11/21/60                 28                185

TENTH SUPPLEMENTAL INDENTURE DATED MAY 1, 1962

STATE OF FLORIDA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Alachua                    06/07/62                188                123
Bay                        06/15/62                 70                173
Brevard                    10/30/91               3157               3858
Citrus                     06/08/62                120                221
Columbia                   06/05/62                130                187
Dixie                      06/05/62                 15                 36
Flagler                    10/30/91                456                852
Franklin                   06/06/62                 58                333
Gadsden                    06/05/62                 45                493
Gilchrist                  06/05/62                  7                261
Gulf                       06/06/62                 14                147
Hamilton                   06/05/62                 46                407
Hardee                     06/05/62                 16                449
Hernando                   06/05/62                 82                326
Highlands                  06/11/62                148                617
Hillsborough               06/11/62                949                738
Jefferson                  06/05/62                 13                606
Lafayette                  06/08/62                 39                385
Lake                       06/06/62                204                  1
Leon                       06/11/62                 48                 49
Levy                       06/05/62                 27                574
Liberty                    06/06/62                  0                214
Madison                    06/05/62                 20                 76
Marion                     06/15/62                112                412
Orange                     06/06/62               1060                464
Osceola                    06/05/62                 90                389
Pasco                      06/08/62                202                457
Pinellas                   06/01/62               1438                571
Polk                       06/14/62                605                696
Seminole                   06/13/62                408                102
Sumter                     06/13/62                 40                 85
Suwanee                    06/05/62                116                273
Taylor                     06/05/62                 34                330
Volusia                    06/20/62                456                 46
Wakulla                    06/11/62                 31                349

ELEVENTH SUPPLEMENTAL INDENTURE DATED APRIL 1, 1965

STATE OF FLORIDA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Alachua                    05/21/65                324                610
Bay                        05/28/65                158                231
Brevard                    10/30/91               3157               3894
Citrus                     05/13/65                179                485
Columbia                   05/17/65                184                314
Dixie                      05/13/65                  6                485
Flagler                    10/30/91                456                888
Franklin                   05/19/65                 72                497
Gadsden                    05/18/65                 73                410
Gilchrist                  05/13/65                 17                 11
Gulf                       05/18/65                 24                717
Hamilton                   05/13/65                 63                327
Hardee                     05/13/65                 47                377
Hernando                   05/13/65                112                236
Highlands                  05/21/65                232                421
Hillsborough               05/12/65               1448                 57
Jefferson                  05/14/65                 23                198
Lafayette                  05/13/65                  1                687
Lake                       05/19/65                287                 74
Leon                       05/21/65                178                 48
Levy                       05/21/65                 34                519
Liberty                    05/14/65                  6                  1
Madison                    05/14/65                 34                399
Marion                     05/24/65                228                528
Orange                     05/25/65               1445                830
Osceola                    05/18/65                132                351
Pasco                      05/13/65                291                437
Pinellas                   05/12/65               2154                 77
Polk                       05/17/65                929                371
Seminole                   05/19/65                535                241
Sumter                     05/14/65                 68                 83
Suwanee                    05/17/65                 24                673
Taylor                     05/17/65                 56                129
Volusia                    05/19/65                708                531
Wakulla                    05/17/65                  8                  6

TWELFTH SUPPLEMENTAL INDENTURE DATED NOVEMBER 1, 1965

STATE OF FLORIDA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Alachua                    12/10/65                355                229
Bay                        12/20/65                174                619
Brevard                    10/30/91               3157               3931
Citrus                     12/22/65                192                309
Columbia                   12/10/65                194                338
Dixie                      12/10/65                  9                 42
Flagler                    10/30/91                456                925
Franklin                   12/13/65                 76                249
Gadsden                    12/10/65                 78                606
Gilchrist                  12/10/65                 19                447
Gulf                       12/10/65                 26                692
Hamilton                   12/10/65                 66                303
Hardee                     12/10/65                 53                426
Hernando                   12/13/65                118                441
Highlands                  12/20/65                248                 20
Hillsborough               12/17/65               1548                603
Jefferson                  12/10/65                 24                595
Lafayette                  12/10/65                  2                671
Lake                       12/20/65                301                528
Leon                       12/20/65                205                170
Levy                       12/20/65                 36                184
Liberty                    12/10/65                  6                477
Madison                    12/11/65                 36                806
Marion                     12/27/65                254                153
Orange                     12/10/65               1499                785
Osceola                    12/10/65                140                445
Pasco                      12/13/65                312                 19
Pinellas                   12/09/65               2283                186
Polk                       12/20/65                984                641
Seminole                   12/22/65                559                591
Sumter                     12/14/65                 73                283
Suwanee                    12/14/65                 30                218
Taylor                     12/10/65                 59                361
Volusia                    12/10/65                755                174
Wakulla                    12/20/65                  9                390

THIRTEENTH SUPPLEMENTAL INDENTURE DATED AUGUST 1, 1967

STATE OF FLORIDA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Alachua                    08/22/67                458                347
Bay                        08/28/67                223                457
Brevard                    10/30/91               3157               3964
Citrus                     08/28/67                218                756
Columbia                   08/22/67                225                304
Dixie                      08/22/67                 15                367
Flagler                    10/30/91                456                962
Franklin                   08/28/67                 83                556
Gadsden                    08/23/67                 96                 29
Gilchrist                  08/22/67                 25                131
Gulf                       08/22/67                 33                618
Hamilton                   08/23/67                 76                465
Hardee                     08/22/67                 71                366
Hernando                   08/28/67                137                646
Highlands                  08/30/67                288                585
Hillsborough               08/28/67               1795                635
Jefferson                  08/23/67                 30                662
Lafayette                  08/22/67                  5                694
Lake                       08/25/67                342                196
Leon                       08/30/67                280                594
Levy                       08/28/67                 41                262
Liberty                    08/23/67                 10                 90
Madison                    08/23/67                 44                606
Marion                     09/01/67                324                444
Orange                     08/24/67               1660                421
Osceola                    08/22/67                164                335
Pasco                      08/28/67                370                728
Pinellas                   08/21/67               2659                498
Polk                       09/06/67               1108                900
Seminole                   08/31/67                628                506
Sumter                     09/06/67                 87                602
Suwanee                    08/23/67                 47                228
Taylor                     08/24/67                 67                782
Volusia                    08/24/67                964                254
Wakulla                    08/31/67                 14                755

FOURTEENTH SUPPLEMENTAL INDENTURE DATED NOVEMBER 1, 1968

STATE OF FLORIDA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Alachua                    12/06/68                543                198
Bay                        12/18/68                262                487
Brevard                    10/30/91               3157               3984
Citrus                     12/09/68                239                487
Columbia                   12/09/68                242                397
Dixie                      12/09/68                 20                109
Flagler                    10/30/91                456                983
Franklin                   12/06/68                 88                538
Gadsden                    12/12/68                110                  7
Gilchrist                  12/06/68                 29                281
Gulf                       12/09/68                 38                359
Hamilton                   12/06/68                 82                245
Hardee                     12/06/68                 83                221
Hernando                   12/09/68                164                395
Highlands                  12/11/68                319                390
Hillsborough               12/19/68               1977                890
Jefferson                  12/09/68                 35                 32
Lafayette                  12/06/68                  9                170
Lake                       12/06/68                371                438
Leon                       12/19/68                342                572
Levy                       12/09/68                 44                215
Liberty                    12/09/68                 12                 41
Madison                    12/09/68                 49                627
Marion                     12/20/68                375                 12
Orange                     12/06/68               1785                837
Osceola                    12/06/68                183                688
Pasco                      12/06/68                423                607
Pinellas                   12/06/68               2964                580
Polk                       12/10/68               1193                854
Seminole                   12/18/68                695                638
Sumter                     01/02/69                 98                509
Suwanee                    12/06/68                 60                 50
Taylor                     12/09/68                 73                494
Volusia                    12/09/68               1060                466
Wakulla                    12/19/68                 18                593

FIFTEENTH SUPPLEMENTAL INDENTURE DATED AUGUST 1, 1969

STATE OF FLORIDA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Alachua                    08/26/69                592                206
Bay                        09/03/69                283                513
Brevard                    10/30/91               3157               4002
Citrus                     08/26/69                251                437
Columbia                   09/05/69                251                586
Dixie                      08/26/69                 21                705
Flagler                    10/30/91                456               1001
Franklin                   08/26/69                 92                363
Gadsden                    08/26/69                116                723
Gilchrist                  09/04/69                 31                539
Gulf                       08/26/69                 41                 23
Hamilton                   08/26/69                 85                292
Hardee                     08/26/69                 91                 19
Hernando                   09/03/69                191                745
Highlands                  09/05/69                339                 90
Hillsborough               09/03/69               2073                501
Jefferson                  08/26/69                 37                193
Lafayette                  08/26/69                 12                235
Lake                       09/11/69                389                148
Leon                       09/05/69                377                548
Levy                       08/26/69                  6                348
Liberty                    08/29/69                 12                680
Madison                    08/26/69                 52                263
Marion                     09/08/69                399                668
Orange                     08/27/69               1867                156
Osceola                    09/03/69                192                726
Pasco                      08/26/69                459                315
Pinellas                   08/26/69               3149                131
Polk                       09/04/69               1241                971
Seminole                   09/05/69                740                500
Sumter                     09/05/69                104                504
Suwanee                    08/26/69                 66                489
Taylor                     08/26/69                 77                 44
Volusia                    08/26/69               1123                577
Wakulla                    09/05/69                 21                231

SIXTEENTH SUPPLEMENTAL INDENTURE DATED FEBRUARY 1, 1970

STATE OF FLORIDA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Alachua                    03/13/70                625                297
Bay                        03/23/70                298                539
Brevard                    10/30/91               3157               4019
Citrus                     03/16/70                261                729
Columbia                   03/13/70                257                622
Dixie                      03/13/70                 23                107
Flagler                    10/30/91                456               1019
Franklin                   03/13/70                 94                507
Gadsden                    03/13/70                121                571
Gilchrist                  03/20/70                 33                449
Gulf                       03/16/70                 43                244
Hamilton                   03/14/70                 87                291
Hardee                     03/16/70                 97                225
Hernando                   03/20/70                212                536
Highlands                  03/20/70                352                 25
Hillsborough               03/20/70               2146                824
Jefferson                  03/13/70                 38                643
Lafayette                  03/16/70                 14                 42
Lake                       03/13/70                400                545
Leon                       04/02/70                406                203
Levy                       03/20/70                 11                150
Liberty                    03/13/70                 13                494
Madison                    03/13/70                 54                152
Marion                     03/20/70                419                113
Orange                     03/20/70               1927                853
Osceola                    03/13/70                199                282
Pasco                      03/13/70                487                207
Pinellas                   03/23/70               3294                582
Polk                       03/27/70               1278                  4
Seminole                   03/20/70                771                384
Sumter                     03/27/70                109                  1
Suwanee                    03/13/70                 71                 61
Taylor                     03/16/70                 79                282
Volusia                    03/13/70               1183                353
Wakulla                    03/24/70                 23                 36

SEVENTEENTH SUPPLEMENTAL INDENTURE DATED NOVEMBER 1, 1970

STATE OF FLORIDA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Alachua                    12/15/70                678                 70
                           01/08/71                682               405B
Bay                        01/11/71                321                565
Brevard                    10/30/91               3157               4030
Citrus                     01/07/71                277                324
Columbia                   12/16/70                266                 25
                           01/07/71                266                351
Dixie                      01/07/71                 25                246
Flagler                    10/30/91                456               1030
Franklin                   12/15/70                 98                171
                           01/18/71                 98                472
Gadsden                    01/07/71                128                705
Gilchrist                  01/13/71                 36                  5
Gulf                       12/16/70                 46                132
Hamilton                   12/16/70                 90                201
                           01/08/71                 90                325
Hardee                     12/16/70                106                109
                           01/07/71                107                 15
Hernando                   12/16/70                246                299
                           01/13/71                252                715
Highlands                  01/11/71                372                 79
Hillsborough               01/11/71               2261                308
Jefferson                  12/16/70                 41                467
Lafayette                  01/06/71                 16                144
Lake                       01/12/71                421                742
Leon                       01/14/71                449                244
Levy                       01/11/71                 18                 65
Liberty                    12/16/70                 14                535
Madison                    01/07/71                 56                911
Marion                     01/11/71                449                 33
Orange                     01/11/71               2021                 24
Osceola                    01/29/71                212                353
Pasco                      01/08/71                524                 86
Pinellas                   01/14/71               3467                449
Polk                       01/14/71               1331                880
Seminole                   01/11/71                819                223
Sumter                     01/11/71                115                308
Suwanee                    12/17/70                 77                 82
Taylor                     12/17/70                 83                 53

Volusia                    01/11/71               1257                142
Wakulla                    01/12/71                 26                175

EIGHTEENTH SUPPLEMENTAL INDENTURE DATED OCTOBER 1, 1971

STATE OF FLORIDA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Alachua                    11/17/71                755                116
Bay                        11/09/71                351                 33
Brevard                    10/30/91               3157               4062
Citrus                     11/16/71                296                490
Columbia                   11/15/71                278                597
Dixie                      11/09/71                 31                 23
Flagler                    10/30/91                456               1062
Franklin                   11/09/71                103                278
Gadsden                    11/10/71                138                360
Gilchrist                  11/16/71                 39                 92
Gulf                       11/11/71                 49                107
Hamilton                   11/09/71                 93                538
Hardee                     11/09/71                119                 63
Hernando                   11/17/71                280                  1
Highlands                  11/16/71                393                578
Hillsborough               11/17/71               2393                263
Jefferson                  11/11/71                 45                135
Lafayette                  11/09/71                 19                 91
Lake                       11/16/71                447                834
Leon                       11/12/71                496                190
Levy                       11/16/71                 26                748
Liberty                    11/10/71                 16                108
Madison                    11/11/71                 61                220
Marion                     11/16/71                487                239
Orange                     11/18/71               2144                179
Osceola                    11/10/71                229                360
Pasco                      11/12/71                569                344
Pinellas                   11/09/71               3659                630
Polk                       11/16/71               1400                  1
Seminole                   11/16/71                892                460
Sumter                     11/09/71                123                457
Suwanee                    11/12/71                 86                 28
Taylor                     11/09/71                 87                706
Volusia                    11/09/71               1352                118
Wakulla                    11/16/71                 30                218

NINETEENTH SUPPLEMENTAL INDENTURE DATED JUNE 1, 1971

STATE OF FLORIDA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Alachua                    07/31/72                797                 81
Bay                        07/31/72                378                483
Brevard                    10/30/91               3157               4079
Citrus                     08/01/72                314                557
Columbia                   07/31/72                290                418
Dixie                      07/31/72                 35                 44
Flagler                    10/30/91                456               1079
Franklin                   07/31/72                107                442
Gadsden                    07/31/72                147                296
Gilchrist                  07/31/72                 41                148
Gulf                       07/31/72                 51                371
Hamilton                   07/31/72                 96                573
Hardee                     07/31/72                130                 35
Hernando                   07/31/72                295                702
Highlands                  07/31/72                409                578
Hillsborough               07/31/72               2518                 15
Jefferson                  07/31/72                 48                389
Lafayette                  08/04/72                 22                 70
Lake                       08/02/72                474                134
Leon                       08/02/72                537                763
Levy                       08/02/72                 35                  5
Liberty                    08/03/72                 17                319
Madison                    08/03/72                 65                120
Marion                     08/02/72                521                427
Orange                     08/03/72               2259                950
Osceola                    08/02/72                245                626
Pasco                      08/03/72                619                487
Pinellas                   08/02/72               3846                454
Polk                       08/02/72               1467                276
Seminole                   08/03/72                948               1035
Sumter                     08/02/72                131                348
Suwanee                    08/02/72                 93                785
Taylor                     08/03/72                 92                198
Volusia                    08/02/72               1456                420
Wakulla                    08/03/72                 33                147

TWENTIETH SUPPLEMENTAL INDENTURE DATED NOVEMBER 1, 1972

STATE OF FLORIDA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Alachua                    01/22/73                818                709
Bay                        01/22/73                400                226
Brevard                    10/30/91               3157               4096
Citrus                     01/22/73d               328                152
Columbia                   01/22/73                298                244
Dixie                      01/22/73                 38                 92
Flagler                    10/30/91                456               1096
Franklin                   01/22/73                110                446
Gadsden                    01/22/73                154                117
Gilchrist                   01/2273                 42                685
Gulf                       01/22/73                 52                813
Hamilton                   01/22/73                 99                270
Hardee                     01/22/73                138                 88
Herdando                   01/22/73                306                325
Highlands                  01/22/73                422                  5
Hillsborough               01/22/73               2612                659
Jefferson                  01/23/73                 50                632
Lafayette                  01/22/73                 23                338
Lake                       01/22/73                492                696
Leon                       01/25/73                567                238
Levy                       01/22/73                 40                755
Liberty                    01/23/73                 18                 51
Madison                    01/23/73                 67                413
Marion                     01/22/73                546                125
Orange                     01/22/73               2345                569
Osceola                    01/24/73                256                564
Pasco                      01/22/73                654                281
Pinellas                   01/23/73               3980                788
Polk                       01/24/73               1514                854
Seminole                   01/22/73                136                696
Sumter                     01/22/73                136                696
Suwanee                    01/22/73                 98                583
Taylor                     01/22/73                 95                 99
Volusia                    01/22/73               1533                327
Wakulla                    01/26/73                 35                266

TWENTY-FIRST SUPPLEMENTAL INDENTURE DATED JUNE 1, 1973

STATE OF FLORIDA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Alachua                    08/30/73                850                668
Bay                        08/30/73                431                401
Brevard                    10/30/91               3157               4126
Citrus                     08/31/73                349                609
Columbia                   08/30/73                309                245
Dixie                      08/30/73                 41                473
Flagler                    10/30/91                456               1126
Franklin                   08/31/73                115                120
Gadsden                    08/31/73                164                 90
Gilchrist                  08/31/73                 45                387
Gulf                       09/04/73                 54                736
Hamilton                   09/04/73                104                250
Hardee                     08/31/73                149                295
Herdando                   08/31/73                321                479
Highlands                  08/31/73                442                961
Hillsborough               08/31/73               2740                278
Jefferson                  08/31/73                 54                591
Lafayette                  09/07/73                 26                 73
Lake                       08/31/73                520                 70
Leon                       09/06/73                609                543
Levy                       09/05/73                 50                741
Liberty                    08/31/73                 19                111
Madison                    08/31/73                 71                 22
Marion                     09/04/73                585                491
Orange                     09/07/73               2448               1009
Osceola                    09/06/73                272                204
Pasco                      09/04/73                707                613
Pinellas                   08/31/73               4073                767
Polk                       08/31/73               1550               1341
Seminole                   09/04/73                993               0048
Sumter                     08/31/73                144                265
Suwanee                    09/04/73                106                192
Taylor                     08/31/73                 99                444
Volusia                    08/31/73               1647                440
Wakulla                    08/31/73                 38                458

TWENTY-SECOND SUPPLEMENTAL INDENTURE DATED DECEMBER 1, 1973

STATE OF FLORIDA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Alachua                    02/28/74                876                 74
Bay                        02/28/74                457                572
Brevard                    10/30/91               3157               4155
Citrus                     03/18/74                365                200
Columbia                   03/01/74                319                179
Dixie                      02/28/74                 44                149
Flagler                    10/30/91                456               1155
Franklin                   03/01/74                119                 14
Gadsden                    03/01/74                171                264
Gilchrist                  02/28/74                 48                 25
Gulf                       03/01/74                 56                427
Hamilton                   03/01/74                109                 89
Hardee                     02/28/74                158                140
Herdando                   02/28/74                333                455
Highlands                  02/28/74                458                394
Hillsborough               02/28/74               2842                642
Jefferson                  03/01/74                 58                  5
Lafayette                  03/01/74                 28                 34
Lake                       03/04/74                540                 77
Leon                       03/01/74                638                672
Levy                       02/28/74                 57                769
Liberty                    03/01/74                 20                 54
Madison                    03/01/74                 73                545
Marion                     02/28/74                617                 19
Orange                     02/28/74               2504               1707
Osceola                    03/01/74                284                344
Pasco                      03/01/74                739               1360
Pinellas                   02/28/74               4141               1397
Polk                       02/28/74               1578               1983
Seminole                   03/04/74               1010               1601
Sumter                     03/01/74                150                278
Suwanee                    03/04/74                111                766
Taylor                     03/04/74                102                694
Volusia                    03/04/74               1712                645
Wakulla                    03/05/74                 40                626

TWENTY-THIRD SUPPLEMENTAL INDENTURE DATED OCTOBER 1, 1976

STATE OF FLORIDA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Alachua                    11/29/76               1035                716
Bay                        11/29/76                600                687
Brevard                    10/30/91               3157               4184
Citrus                     12/08/76                448                668
Columbia                   12/03/76                370                898
Dixie                      11/29/76                 56                160
Flagler                    10/30/91                456               1184
Franklin                   11/29/76                136                420
Gadsden                    12/06/76                219                533
Gilchrist                  11/30/76                 62                464
Gulf                       11/30/76                 68                753
Hamilton                   11/30/76                131                855
Hardee                     11/29/76                212                 10
Herdando                   12/03/76                397                623
Highlands                  11/29/76                535                951
Hillsborough               11/29/76               3181               1281
Jefferson                  11/29/76                 75                198
Lafayette                  11/29/76                 36                422
Lake                       12/06/76                620                 66
Leon                       11/30/76                823                723
Levy                       11/29/76                 98                 32
Liberty                    11/29/76                 25                104
Madison                    12/06/76                 89                124
Marion                     12/08/76                779                258
Orange                     12/06/76               2745                889
Osceola                    11/30/76                345                524
Pasco                      12/03/76                867               1165
Pinellas                   12/03/76               4484               1651
Polk                       11/29/76               1720               2000
Seminole                   12/06/76               1105               1137
Sumter                     11/30/76                181                 97
Suwanee                    11/29/76                146                437
Taylor                     11/30/76                123                111
Volusia                    12/06/76               1872               1438
Wakulla                    12/07/76                 53                837

TWENTY-FOURTH SUPPLEMENTAL INDENTURE DATED APRIL 1, 1979

STATE OF FLORIDA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Alachua                    06/11/79               1212                956
Bay                        06/12/79                734                343
Brevard                    10/30/91               3157               4212
Citrus                     06/12/79                538               1687
Columbia                   06/14/79                429                139
Dixie                      06/12/79                 68                122
Flagler                    10/30/91                456               1212
Franklin                   06/13/79                159                186
Gadsden                    06/13/79                259                396
Gilchrist                  06/12/79                 77                260
Gulf                       06/14/79                 78                174
Hamilton                   06/12/79                142                859
Hardee                     06/12/79                245                558
Herdando                   06/12/79                443                 17
Highlands                  06/13/79                620                 77
Hillsborough               06/12/79               3523               1162
Jefferson                  06/13/79                 93                685
Lafayette                  06/13/79                 44                496
Lake                       06/12/79                678                266
Leon                       06/15/79                931                526
Levy                       06/12/79                141                163
Liberty                    06/13/79                 30                394
Madison                    06/13/79                108                655
Marion                     06/13/79                976                451
Orange                     06/13/79               3018                812
Osceola                    06/12/79                438                115
Pasco                      06/14/79               1013                126
Pinellas                   06/12/79               4867                291
Polk                       06/12/79               1881               2012
Seminole                   06/12/79               1228                606
Sumter                     06/12/79                216                642
Suwanee                    06/12/79                184                514
Taylor                     06/13/79                145                686
Volusia                    06/12/79               2082               1430
Wakulla                    06/13/79                 69                884

TWENTY-FIFTH SUPPLEMENTAL INDENTURE DATED APRIL 1, 1980

STATE OF FLORIDA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Alachua                    07/25/80               1290                319
Bay                        07/25/80                794                596
Brevard                    10/30/91               3157               4238
Citrus                     07/28/80                560               2030
Columbia                   07/24/80                451                126
Dixie                      07/24/80                 73                220
Flagler                    10/30/91                456               1238
Franklin                   07/28/80                169                589
Gadsden                    07/25/80                275                649
Gilchrist                  07/24/80                 84                551
Gulf                       07/28/80                 82                290
Hamilton                   07/25/80                148                774
Hardee                     07/25/80                257                823
Herdando                   07/24/80                465                441
Highlands                  07/29/80                658                523
Hillsborough               07/24/80               3684                411
Jefferson                  07/25/80                101                387
Lafayette                  07/24/80                 47                586
Lake                       07/24/80                705                977
Leon                       07/25/80                966                426
Levy                       07/25/80                161                478
Liberty                    07/25/80                 32                981
Madison                    07/28/80                117                572
Marion                     07/28/80               1027               1141
Orange                     07/25/80               3127               1401
Osceola                    07/30/80                489                198
Pasco                      07/25/80               1077               1362
Pinellas                   06/24/80               5038               2013
Polk                       07/25/80               1956               1808
Seminole                   07/28/80               1288               1105
Sumter                     07/25/80                233                598
Suwanee                    07/29/80                200                618
Taylor                     07/28/80                156                740
Volusia                    07/25/80               2185                587
Wakulla                    07/28/80                 76                879

TWENTY-SIXTH SUPPLEMENTAL INDENTURE DATED NOVEMBER 1, 1980

STATE OF FLORIDA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Alachua                    01/27/81               1326                527
Bay                        01/26/81                823                570
Brevard                    10/30/91               3157               4267
Citrus                     01/28/81                570               1391
Columbia                   01/27/81                461                435
Dixie                      01/23/81                 75                785
Flagler                    10/30/91                456               1267
Franklin                   01/27/81                174                320
Gadsden                    01/26/81                282                356
Gilchrist                  01/23/81                 87                484
Gulf                       01/26/81                 84                307
Hamilton                   01/26/81                151                 44
Hardee                     01/27/81                264                214
Herdando                   01/26/81                476                916
Highlands                  01/26/81                676                 12
Hillsborough               01/26/81               3760               1223
Jefferson                  01/26/81                104                658
Lafayette                  01/27/81                 49                175
Lake                       01/27/81                717               2439
Leon                       01/30/81                983               1982
Levy                       01/26/81                169                716
Liberty                    01/26/81                 33                875
Madison                    01/27/81                121                535
Marion                     01/26/81               1051                 47
Orange                     01/26/81               3167               2388
Osceola                    01/28/81                512                 78
Pasco                      01/26/81               1108               1247
Pinellas                   12/31/80               5128               1781
Polk                       01/27/81               1994                436
Seminole                   01/27/81               1317                775
Sumter                     01/26/81                241                211
Suwanee                    01/27/81                209                696
Taylor                     01/26/81                161                461
Volusia                    01/26/81               2236               1396
Wakulla                    01/26/81                 79                837

TWENTY-SEVENTH SUPPLEMENTAL INDENTURE DATED NOVEMBER 15, 1980

STATE OF FLORIDA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Alachua                    02/10/81               1328                880
Bay                        02/10/81                825                667
Brevard                    10/30/91               3157               4295
Citrus                     02/13/81                571               1236
Columbia                   02/09/81                462                275
Dixie                      02/09/81                 76                147
Flagler                    10/30/91                456               1295
Franklin                   02/11/81                174                590
Gadsden                    02/11/81                283                105
Gilchrist                  02/13/81                 88                100
Gulf                       02/17/81                 84                561
Hamilton                   02/11/81                151                256
Hardee                     02/11/81                264                618
Herdando                   02/10/81                477                904
Highlands                  02/11/81                677                519
Hillsborough               02/10/81               3766                 35
Jefferson                  02/12/81                105                318
Lafayette                  02/10/81                 49                299
Lake                       02/10/81                718               2428
Leon                       02/18/81                985               1655
Levy                       02/12/81                170                567
Liberty                    02/12/81                 34                 94
Madison                    02/11/81                122                 47
Marion                     02/10/81               1052               1660
Orange                     02/11/81               3171               1797
Osceola                    02/13/81                514                336
Pasco                      02/10/81               1111                307
Pinellas                   02/10/81               5147                951
Polk                       02/11/81               1997                527
Seminole                   02/11/81               1319               1660
Sumter                     02/11/81                241                746
Suwanee                    02/11/81                210                652
Taylor                     02/11/81                161                793
Volusia                    02/10/81               2241                333
Wakulla                    02/11/81                 80                188

TWENTY-EIGHTH SUPPLEMENTAL INDENTURE DATED MAY 1, 1981

STATE OF FLORIDA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Alachua                    06/08/81               1351                161
Bay                        07/20/81                853                623
Brevard                    10/30/91               3157               4321
Citrus                     06/08/81                578                919
Columbia                   06/08/81                469                507
Dixie                      06/09/81                 78                172
Flagler                    10/30/91                456               1321
Franklin                   06/10/81                178                166
Gadsden                    06/08/81                286               1847
Gilchrist                  06/05/81                 90                526
Gulf                       06/09/81                 85                881
Hamilton                   06/08/81                152                776
Hardee                     06/05/81                267                797
Herdando                   06/05/81                484               1645
Highlands                  06/05/81                689                338
Hillsborough               06/05/81               3814                700
Jefferson                  06/09/81                107                352
Lafayette                  06/05/81                 50                758
Lake                       06/08/81                727                209
Leon                       06/08/81                996               1780
Levy                       06/08/81                176                 81
Liberty                    06/12/81                 34                859
Madison                    06/08/81                125                615
Marion                     06/05/81               1068               1824
Orange                     06/08/81               3199                783
Osceola                    06/09/81                532                  1
Pasco                      06/05/81               1132               1007
Pinellas                   06/05/81               5201               1902
Polk                       06/12/81               2022                642
Seminole                   06/08/81               1340                894
Sumter                     06/05/81                246                210
Suwanee                    06/05/81                217                153
Taylor                     06/09/81                165                536
Volusia                    06/05/81               2272               1296
Wakulla                    06/08/81                 82                500

TWENTY-NINTH SUPPLEMENTAL INDENTURE DATED SEPTEMBER 1, 1982

STATE OF FLORIDA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Alachua                    10/06/82               1440                284
Bay                        10/08/82                912                523
Brevard                    10/30/91               3157               4348
Citrus                     10/07/82                604               1403
Columbia                   10/06/82                498                260
Dixie                      10/07/82                 85                  2
Flagler                    10/30/91                456               1348
Franklin                   10/11/82                191                239
Gadsden                    10/08/82                297                266
Gilchrist                  10/07/82                 98                657
Gulf                       10/07/82                 91                125
Hamilton                   10/06/82                159                396
Hardee                     10/07/82                281                339
Herdando                   10/06/82                510               1386
Highlands                  10/08/82                733                571
Hillsborough               10/06/82               4009                985
Jefferson                  10/08/82                115                766
Lafayette                  10/06/82                 55                163
Lake                       10/08/82                759                836
Leon                       10/07/82               1041                 20
Levy                       10/06/82                198                511
Liberty                    10/07/82                 38                218
Madison                    10/07/82                136                685
Marion                     10/06/82               1128                717
Orange                     10/07/82               3316                738
Osceola                    10/11/82                606                 68
Pasco                      10/06/82               1212               1279
Pinellas                   10/07/82               5411               1407
Polk                       10/07/82               2110                 93
Seminole                   10/06/82               1416                535
Sumter                     10/06/82                263                631
Suwanee                    10/06/82                238                524
Taylor                     10/07/82                178                879
Volusia                    10/06/82               2391               1879
Wakulla                    10/07/82                 91                306

THIRTIETH SUPPLEMENTAL INDENTURE DATED OCTOBER 1, 1982

STATE OF FLORIDA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Alachua                    12/02/82               1450                 90
Bay                        12/06/82                916               1538
Brevard                    10/30/91               3157               4364
Citrus                     12/03/82                607               1034
Columbia                   12/06/82                501                729
Dixie                      12/06/82                 86                 49
Flagler                    10/30/91                456               1364
Franklin                   12/07/82                192                448
Gadsden                    12/06/82                298                608
Gilchrist                  12/03/82                100                 18
Gulf                       12/07/82                 91                744
Hamilton                   12/06/82                160                118
Hardee                     12/08/82                283                 11
Herdando                   12/03/82                513                992
Highlands                  12/07/82                738                221
Hillsborough               12/03/82               4033                293
Jefferson                  12/06/82                117                  9
Lafayette                  12/06/82                 55                444
Lake                       12/03/82                763                 19
Leon                       12/07/82               1047                812
Levy                       12/06/82                201                136
Liberty                    12/08/82                 38                547
Madison                    12/07/82                137                808
Marion                     12/07/82               1135               1015
Orange                     12/06/82               3330               2301
Osceola                    12/09/82                615                721
Pasco                      12/06/82               1222               1592
Pinellas                   11/23/82               5434                229
Polk                       12/08/82               2121                118
Seminole                   12/06/82               1425               1476
Sumter                     12/06/82                265                768
Suwanee                    12/07/82                240                699
Taylor                     12/06/82                180                189
Volusia                    12/06/82               2406                460
Wakulla                    12/06/82                 92                272

THIRTY-FIRST SUPPLEMENTAL INDENTURE DATED NOVEMBER 1, 1991

STATE OF FLORIDA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Alachua                    12/05/91               1836               2215
Bay                        12/04/91               1347               1335
Brevard                    12/05/91               3165               1204
Citrus                     12/04/91                917                725
Columbia                   12/04/91                753               1847
Dixie                      12/09/91                156                 90
Flagler                    12/04/91                458               1266
Franklin                   12/04/91                364                 11
Gadsden                    12/04/91                386               1240
Gilchrist                  12/09/91                182                573
Gulf                       12/04/91                148                 72
Hamilton                   12/04/91                294                236
Hardee                     12/04/91                420                322
Herdando                   12/03/91                843               1139
Highlands                  12/03/91               1161               1860
Hillsborough               12/04/91               6449               1412
Jefferson                  12/04/91                225                 39
Lafayette                  12/05/91                 87                430
Lake                       12/04/91               1138               1083
Leon                       12/04/91               1530                452
Levy                       12/05/91                446                454
Liberty                    12/04/91                 68                508
Madison                    12/04/91                258                173
Marion                     12/04/91               1787                161
Orange                     12/06/91               4352                 22
Osceola                    12/05/91               1042                587
Pasco                      12/03/91               2071                503
Pinellas                   11/13/91               7731                740
Polk                       12/06/91               3041               1252
Seminole                   12/05/91               2364               1942
Sumter                     12/03/91                443                254
Suwanee                    12/05/91                423                515
Taylor                     12/04/91                296                232
Volusia                    12/09/91               3712                968
Wakulla                    12/05/91                185                524

THIRTY-SECOND SUPPLEMENTAL INDENTURE DATED DECEMBER 1, 1992

STATE OF FLORIDA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Alachua                    12/30/92               1888               2338
Bay                        12/30/92               1410                 42
Brevard                    12/29/92               3256               2503
Citrus                     12/29/92                965                231
Columbia                   12/30/92                769                532
Dixie                      12/30/92                165                484
Flagler                    12/30/92                480                212
Franklin                   12/30/92                399                  1
Gadsden                    12/30/92                399               1762
Gilchrist                  12/30/92                194                693
Gulf                       01/06/93                157                343
Hamilton                   12/29/92                314                215
Hardee                     12/31/92                439                211
Herdando                   12/29/92                894                688
Highlands                  12/29/92               1200               1665
Hillsborough               12/30/92               6838                810
Jefferson                  12/30/92                250                196
Lafayette                  12/30/92                 92                129
Lake                       12/30/92               1203                323
Leon                       01/07/93               1611               2296
Levy                       12/29/92                479                312
Liberty                    12/30/92                 73                427
Madison                    12/30/92                292                205
Marion                     12/29/92               1888               1815
Orange                     12/30/92               4506               2985
Osceola                    12/31/92               1102               2325
Pasco                      12/29/92               3101                950
Pinellas                   12/15/92               8120               1705
Polk                       12/31/92               3185                899
Seminole                   12/29/92               2525               1408
Sumter                     12/29/92                471                468
Suwanee                    12/29/92                449                469
Taylor                     01/21/93                313                221
Volusia                    12/30/92               3797               1647
Wakulla                    12/31/92                204                765

THIRTY-THIRD SUPPLEMENTAL INDENTURE DATED DECEMBER 1, 1992

STATE OF FLORIDA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Alachua                    12/30/92               1888               2426
Bay                        12/30/92               1410                130
Brevard                    12/29/92               3256               2592
Citrus                     12/29/92                965                319
Columbia                   12/30/92                769                622
Dixie                      12/30/92                165                572
Flagler                    12/30/92                480                300
Franklin                   12/30/92                399                 89
Gadsden                    12/30/92                399               1850
Gilchrist                  12/30/92                195                  1
Gulf                       01/06/93                157                431
Hamilton                   12/29/92                315                  1
Hardee                     12/31/92                439                299
Herdando                   12/29/92                894                776
Highlands                  12/29/92               1200               1754
Hillsborough               12/30/92               6838                898
Jefferson                  12/30/92                250                285
Lafayette                  12/30/92                 92                217
Lake                       12/30/92               1203                411
Leon                       01/07/93               1611               2384
Levy                       12/29/92                479                400
Liberty                    12/30/92                 73                515
Madison                    12/30/92                292                293
Marion                     12/29/92               1888               1903
Orange                     12/30/92               4506               3073
Osceola                    12/31/92               1102               2413
Pasco                      12/29/92               3101               1038
Pinellas                   12/15/92               8120               1795
Polk                       12/31/92               3185                987
Seminole                   12/29/92               2525               1496
Sumter                     12/29/92                471                556
Suwanee                    12/29/92                449                595
Taylor                     01/21/93                313                309
Volusia                    12/30/92               3797               1735
Wakulla                    12/31/92                204                853

THIRTY-FOURTH SUPPLEMENTAL INDENTURE DATED FEBRUARY 1, 1993

STATE OF FLORIDA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Alachua                    02/23/93               1895               1712
Bay                        02/22/93               1418               1202
Brevard                    02/22/93               3268               4928
Citrus                     03/03/93                972               1372
Columbia                   02/23/93                771               1030
Dixie                      02/23/93                166                771
Flagler                    02/23/93                483                 86
Franklin                   02/23/93                404                209
Gadsden                    02/22/93                402                153
Gilchrist                  02/22/93                196                612
Gulf                       02/22/93                158                636
Hamilton                   02/22/93                317                 37
Hardee                     02/26/93                442                 29
Herdando                   02/22/93                901               1009
Highlands                  02/23/93               1206               1393
Hillsborough               02/23/93               6891                182
Jefferson                  02/23/93                254                267
Lafayette                  02/22/93                 92                788
Lake                       02/22/93               1211               1060
Leon                       02/23/93               1621                 51
Levy                       02/22/93                484                459
Liberty                    02/22/93                 74                366
Madison                    02/22/93                297                 50
Marion                     03/01/93               1902               1706
Orange                     03/01/93               4527               4174
Osceola                    02/23/93               1111               2070
Pasco                      03/01/93               3118               1205
Pinellas                   02/09/93               8173                382
Polk                       02/22/93               3203               2186
Seminole                   02/22/93               2547                765
Sumter                     02/22/93                475                750
Suwanee                    02/23/93                454                 51
Taylor                     02/25/93                314                853
Volusia                    02/23/93               3808               3551
Wakulla                    02/23/93                207                396

THIRTY-FIFTH SUPPLEMENTAL INDENTURE DATED MARCH 1, 1993

STATE OF FLORIDA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Alachua                    03/22/93               1898               2769
Bay                        03/23/93               1423                659
Brevard                    03/22/93               3275               3473
Citrus                     03/22/93                975                  1
Columbia                   03/24/93                772               1536
Dixie                      03/23/93                167                499
Flagler                    03/23/93                484               1113
Franklin                   03/22/93                407                 47
Gadsden                    03/22/93                403                 66
Gilchrist                  03/22/93                197                704
Gulf                       03/22/93                159                388
Hamilton                   03/22/93                320                  1
Hardee                     03/22/93                443                137
Herdando                   03/22/93                905                480
Highlands                  03/22/93               1210                 47
Hillsborough               03/22/93               6917                972
Jefferson                  03/24/93                257                 40
Lafayette                  03/23/93                 93                218
Lake                       03/23/93               1216               1165
Leon                       03/23/93               1626               1941
Levy                       03/23/93                487                375
Liberty                    03/22/93                 74                627
Madison                    03/22/93                299                211
Marion                     03/22/93               1910                738
Orange                     03/23/93               4539               2634
Osceola                    03/25/93               1115               2511
Pasco                      03/22/93               3129                149
Pinellas                   03/10/93               8200               2030
Polk                       03/22/93               3214               1331
Seminole                   03/22/93               2559               1330
Sumter                     03/22/93                478                191
Suwanee                    03/24/93                456                 58
Taylor                     03/26/93                316                580
Volusia                    03/23/93               3814               4453
Wakulla                    03/22/93                208                563

THIRTY-SIXTH SUPPLEMENTAL INDENTURE DATED JULY 1, 1993

STATE OF FLORIDA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Alachua                    08/06/93               1919               2335
Bay                        08/09/93               1447               1661
Brevard                    08/05/93               3312               2304
Citrus                     08/06/93                994                111
Columbia                   08/09/93                778                736
Dixie                      08/10/93                171                595
Flagler                    08/06/93                493                183
Franklin                   08/16/93                423                 78
Gadsden                    08/06/93                407               1440
Gilchrist                  08/06/93                202                372
Gulf                       08/06/93                162                831
Hamilton                   08/06/93                326                301
Hardee                     08/06/93                450                623
Herdando                   08/09/93                925               1936
Highlands                  08/06/93               1225               1608
Hillsborough               08/05/93               7071                222
Jefferson                  08/10/93                266                252
Lafayette                  08/09/93                 95                394
Lake                       08/06/93               1241                430
Leon                       08/09/93               1660               1955
Levy                       08/06/93                500                395
Liberty                    08/06/93                 76                362
Madison                    08/06/93                312                 20
Marion                     08/06/93               1948               1022
Orange                     08/09/93               4602                366
Osceola                    08/06/93               1138                832
Pasco                      08/05/93               3182                104
Pinellas                   07/20/93               8342                522
Polk                       08/05/93               3268               1251
Seminole                   08/09/93               2627                330
Sumter                     08/05/93                489                700
Suwanee                    08/09/93                467                488
Taylor                     08/06/93                323                490
Volusia                    08/06/93               3848               2752
Wakulla                    08/06/93                217                104

THIRTY-SEVENTH SUPPLEMENTAL INDENTURE DATED DECEMBER 1, 1993

STATE OF FLORIDA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Alachua                    12/29/93               1942               1768
Bay                        12/29/93               1473               1090
Brevard                    12/28/93               3353               2186
Citrus                     12/29/93               1013               1791
Columbia                   12/30/93                784               1174
Dixie                      01/04/94                175                744
Flagler                    12/30/93                503                269
Franklin                   12/30/93                437                 69
Gadsden                    12/29/93                412               1638
Gilchrist                  01/03/94                207                597
Gulf                       12/29/93                166                710
Hamilton                   12/29/93                334                 78
Hardee                     12/28/93                458                139
Herdando                   12/30/93                947               1037
Highlands                  12/29/93               1241               1888
Hillsborough               12/29/93               7235               1829
Jefferson                  12/30/93                276                231
Lafayette                  12/29/93                 97                746
Lake                       12/29/93               1267               2229
Leon                       12/29/93               1698               1017
Levy                       12/30/93                512                733
Liberty                    12/29/93                 78                291
Madison                    12/29/93                324                302
Marion                     12/29/93               1990               1962
Orange                     12/29/93               4675               2208
Osceola                    12/30/93               1163               2641
Pasco                      12/29/93               3239                112
Pinellas                   12/15/93               8502               2162
Polk                       12/28/93               3327                562
Seminole                   12/28/93               2703                466
Sumter                     12/28/93                502                157
Suwanee                    12/29/93                478                324
Taylor                     12/29/93                330                533
Volusia                    12/29/93               3885               2736
Wakulla                    12/30/93                224                727

THIRTY-EIGHTH SUPPLEMENTAL INDENTURE DATED JULY 25, 1994

STATE OF FLORIDA

County                Date of Recordation         Book               Page
------                -------------------         ----               ----
Alachua                    08/08/94               1975               2678
Bay                        08/08/94               1516                432
Brevard                    08/08/94               3412               3309
Citrus                     08/08/94               1044               2108
Columbia                   08/08/94                794                188
Dixie                      08/11/94                183                  3
Flagler                    08/08/94                516               1458
Franklin                   08/10/94                465                 42
Gadsden                    08/09/94                422                570
Gilchrist                  08/10/94                216                477
Gulf                       08/08/94                172                664
Hamilton                   08/08/94                347                189
Hardee                     08/08/94                471                495
Herdando                   09/06/94                983                887
Highlands                  08/08/94               1267                791
Hillsborough               08/10/94               7485                745
Jefferson                  08/09/94                298                 22
Lafayette                  08/09/94                101                626
Lake                       08/09/94               1311               1274
Leon                       08/08/94               1754                594
Levy                       08/08/94                533                 45
Liberty                    08/09/94                 81                566
Madison                    08/08/94                348                172
Marion                     08/10/94               2060               1272
Orange                     08/09/94               4779               4850
Osceola                    08/08/94               1205               1060
Pasco                      08/08/94               3326               1162
Pinellas                   07/25/94               8734               1574
Polk                       08/08/94               3423               2168
Seminole                   08/08/94               2809                131
Sumter                     08/08/94                524                256
Suwanee                    08/08/94                500                170
Taylor                     08/09/94                342                576
Volusia                    08/11/94               3942               4371
Wakulla                    08/10/94                239                322

                                    EXHIBIT B

                              PROPERTY DESCRIPTIONS

                   (SEE ATTACHED SCHEDULE PAGES B-2 TO B-41)

39TH MORTGAGE INDENTURE

COUNTY            Alachua

           RECORD DATE  TYPE     GRANTOR                    BOOK       PAGE DESC1                         DESC2
            05/22/1996  E        PEBBLE CREEK               2063       1360 NE-1/4 of SE-1/4
                                 APARTMENTS, LIMITED
            08/13/1996  E        AVERA, LANCE F.            2075       1673 Port Lot 33, HARRISON         taken back at sale for
                                                                            EST OF MOSES E. LEVY          R/W
            06/09/1997  E        LONCALA,                   2115       2708 100' strip thru W-1/2
                                 INCORPORATED
            06/09/1997  E        LONCALA,                   2115       2708 100' strip thru SW-1/4
                                 INCORPORATED
            09/03/1998  E        FLORIDA ROCK               2189       1930 relocate distr line by Clay   Haile Substation
                                 INDUSTRIES, INC.                           Elec Cooperative at transm
            01/07/1999  SE       POLLACK, GEORGE            2211         42 N 131.47' of S 707.38' of E   amend bldg restriction to
                                 HENRY                                      1/2 of Lot 8, Napier Grant -  25' from C/L
            10/12/1999  SE       POLLACK, GEORGE            2258        887 N 131.48' of S 575.91' of E   amend bldg restriction
                                 HENRY                                      1/2 of Lot 8, Napier Grant -  to 25' from C/L
            11/19/1999  E        FLORIDA, STATE OF          2264        277 For pt of ref comm SE cor
                                                                            Sec 11, etc
            04/09/2001  E        EDGEMOOR, LLC              2348       1916 Comm Se cor of Sec, run S
                                                                            etc

COUNTY          Citrus

           RECORD DATE  TYPE     GRANTOR                    BOOK       PAGE DESC1                         DESC2

            09/19/1994  D        HOLLINS CORPORATION        1050       1183 W 1,500' of SW-1/4 & W
                                                                            1,500' of S-1/2 of NW-1/4
            09/19/1994  D        HOLLINS CORPORATION        1050       1183 SE-1/4 & S-1/2 of NE-1/4

            05/06/1995  E        CSX TRANSPORTATION,        1078       1692 NE-1/4 - FPC-49
                                 INC.
            12/15/1995  E        KOBLISH, ARTHUR,           1221        749 60' wide R/W thru SW-1/4
                                 TRUSTEE
            07/10/1996  E        POTTS, HOWARD E.           1140       1194 20' thru E 50' of N-1/2 of    of Lot 41, FRASURE HULL
                                                                            N-1/2 of NE-1/4 also being    PEACH ORCHARDS
            08/21/1996  E        JAMERSON, LEWIS O.         1146       1230 20' thru E 60' of SE-1/4 of   SE-1/4 of NE-1/4 & N-1/2
                                                                            NE-1/4 & S-1/2 of N-1/2 of    of S-1/2 of SE-1/4 of
                                                                                                          NE-1/4

                08/21/1996  E    WITHLACOOCHEE RIVER        1146       1228 20' thru E 50' of NE-1/4 of
                                 ELECTRIC COOPERATIVE                       NE-1/4
                08/29/1996  E    JACKSON, MATTHEW C. &      1147       1478 20' thru E 50' of SE-1/4 of
                                  DE VAUGHN, GEORGE,                        SE-1/4
                10/15/1996  E    FORRESTER, JOANNE D.       1153       2104 20' thru E 50' of S-1/2 of
                                                                            N-1/2 of NE-1/4
                10/15/1996  E    JOYNER, DOUGLAS J.         1153       2142 20' thru E 50' of SE-1/4 of
                                                                            SE-1/4
                10/15/1996  E    NUNZIATO, JODIE            1153       2106 20' thru E 55' of SE-1/4
                                 FORRESTER
                11/21/1996  E    DEMARCO, ALFRED J.         1159        823 20' thru E 50' of NE-1/4 of
                                                                            SE-1/4
                12/20/1996  D    GERRITS-CITRUS, INC.       1163        591 Triangle port 120' former RR
                                                                             R/W thru NW-1/4 of
                01/13/1997  E    LYKES PASCO, INC.          1165       2106 20' thru E 50' of N 660' of S
                                                                             1980' of SE-1/4
                01/13/1997  D    LYKES PASCO, INC.          1165       2108 N 660' of S 1980' of SE-1/4

                03/20/1997  E    CITRUS COUNTY              1175       1764 20' thru E 50' of S 1491' of
                                                                            E-1/2 of NE-1/4
                07/09/1997  E    RIZBEN, INC.               1193       1263 20' thru E 70' of E-1/2 of
                                                                            SE-1/4
                09/10/1997  GE   SUNCOAST MOBILE HOME       1204        425 10' x 85' in NW-1/4 of
                                  PARK OF CRYSTAL                           NW-1/4
                12/29/1997  E    KOBLISH, ARTHUR, TR        1221        749 NW-1/4

                05/13/1998  E    SUGARMILL WOODS, INC.      1243        272 Strip running N/S in W-/2 of
                                                                            Section
                05/13/1998  E    SUGARMILL WOODS, INC.      1243        272 Strip 100' wide thru NW-1/4
                                                                            & thru SW-1/4
                04/01/1999  E    SCALLY, ROBERT A.          1297       1001 Port W Lockport Lane in        part of street vacation
                                                                            LOVELACE LODGE, PB             near Dunnellon District
                                                                                                           Office
                01/24/2000  D    GENOBLES, DAVID &          1345        591 Lot 11, BEVERLY HILLS          distribution feeder R/W
                                 LAMBERTSON, JOAN                           UNIT 2, unrec subdiv

COUNTY            Columbia

               RECORD DATE  TYPE GRANTOR                    BOOK      PAGE DESC1                           DESC2

                12/16/1997  E    CLAY ELECTRIC              0850       951 N/S direction thru NE-1/4 of
                                 COOPERATIVE, INC.                         NE-1/4

COUNTY            Dixie

               RECORD DATE  TYPE GRANTOR                    BOOK       PAGE DESC1                          DESC2
                12/17/1996  E    CSX TRANSPORTATION,        0207        556 SW-1/4 of SW-1/4 -
                                 INC.                                       FPC-167
                12/17/1996  E    CSX TRANSPORTATION,        0207        556 NW-1/4 of NE-1/4 -
                                 INC.                                       FPC-159
                12/17/1996  E    CSX TRANSPORTATION,        0207        556 SE-1/4 of SW-1/4
                                 INC.
                12/17/1996  E    CSX TRANSPORTATION,        0207        556 SW-1/4 of NE-1/4 -
                                 INC.                                       FPC-155 & 156
                12/17/1996  E    CSX TRANSPORTATION,        0207        556 NW-1/4 of NE-1/4 & NE-1/4      169
                                 INC.                                       of NE-1/4 - FPC-168 &
                12/17/1996  E    CSX TRANSPORTATION,        0207        556 NW-1/4 of SW-1/4 &
                                 INC.                                       NW-1/4 of SE-1/4 -
                12/17/1996  E    CSX TRANSPORTATION,        0207        556 NW-1/4 of NW-1/4 &             & 165
                                 INC.                                       NE-1/4 of NW-1/4 -
                12/17/1996  E    CSX TRANSPORTATION,        0207        556 SE-1/4 of NW-1/4; NE-1/4       SE-1/4 - FPC-160, 161 &
                                 INC.                                       of SW-1/4 & NW-1/4 of          162

COUNTY            Franklin

               RECORD DATE  TYPE GRANTOR                    BOOK       PAGE DESC1                          DESC2

                01/20/1995  D    SCHOELLES, WAYMON          0483        309 Wharf Lot 9
                                 ELDON
                12/22/1997  D    PORTER, THOMAS E,          0588        501 Lot 10, Blk 13 E, ST.          PB 2/7
                                                                            GEORGE ISLAND GULF
                05/01/1998  E    GRIFFIN, NORMAN O.         0595        154 E 5' adj to Norvell St on Lot  NW-1/4 etc
                                                                            1, Blk 101, unrec plat of
                08/12/1999  E    ST. JOE TIMBERLAND         0623        212 SW from E R/W of
                                 COMPANY                                    GF&ARR
                08/12/1999  E    ST. JOE TIMBERLAND         0623        212 W from US-319 to E R/W
                                 COMPANY                                    line of GF&ARR
                08/12/1999  E    ST. JOE TIMBERLAND         0623        212 R/W extending W
                                 COMPANY
                08/12/1999  E    ST. JOE TIMBERLAND         0623        212 W from US-319 to E R/W
                                 COMPANY                                    line of GF&ARR
                08/12/1999  E    ST. JOE TIMBERLAND         0623        212 W from US-319 to E R/W
                                 COMPANY                                    of GF&ARR
                08/12/1999  E    ST. JOE TIMBERLAND         0623        212 Adj to W side of US-319
                                 COMPANY                                    from River to S line of Sec
                08/12/1999  E    ST. JOE TIMBERLAND         0623        212 SW along E R/W of
                                 COMPANY                                    GF&ARR
                08/12/1999  E    ST. JOE TIMBERLAND         0623        212 Adj to W side of US-319
                                 COMPANY                                    from River to S line of Sec
                08/12/1999  E    ST. JOE TIMBERLAND         0623        212 Adj to W side of US-319
                                 COMPANY                                    from River to S line of Sec

                08/12/1999  E    ST. JOE TIMBERLAND         0623        212 Adj to W side of US-319
                                 COMPANY                                    from River to S line of Sec
                08/12/1999  E    ST. JOE TIMBERLAND         0623        212 Adj to W side of US-319
                                 COMPANY                                    from River to S line of Sec
                08/12/1999  E    ST. JOE TIMBERLAND         0623        212 Adjacent to W side of
                                 COMPANY                                    US-319 from River to S line
                08/12/1999  E    ST. JOE TIMBERLAND         0623        209 Comm NE cor SE-1/4, etc. -      Easement
                                 COMPANY                                    granted to convert Lease to
                08/12/1999  E    ST. JOE TIMBERLAND         0623        205 W of SR-30 & guying
                                 COMPANY
                08/12/1999  E    ST. JOE TIMBERLAND         0623        212 Along W & S line of SR-110      St. Teresa
                                 COMPANY                                    from S line of Sec 27 to
                08/12/1999  E    ST. JOE TIMBERLAND         0623        212 Adj to W side of US-319
                                 COMPANY                                    from River to S line of Sec
                08/12/1999  E    ST. JOE TIMBERLAND         0623        205 W of SR-30 & W of
                                 COMPANY                                    Ochlocknee Substation &
                08/12/1999  E    ST. JOE TIMBERLAND         0623        212 Along W & S line of SR-110      Sec 27 to St. Teresa
                                 COMPANY                                    from S line of
                08/12/1999  E    ST. JOE TIMBERLAND         0623        212 Along W & S line of SR-110      to St. Teresa
                                 COMPANY                                    from S line of Sec 27
                08/12/1999  E    ST. JOE TIMBERLAND         0623        212 W & S along line of SR-110      to St. Teresa
                                 COMPANY                                    from S line of Sec 27
                08/12/1999  E    ST. JOE TIMBERLAND         0623        212 Along S line of US-319
                                 COMPANY
                08/12/1999  E    ST. JOE TIMBERLAND         0623        212 Along S line of US-319 thru     COTTAGE PARK; & lOTS 1
                                 COMPANY                                    Todd-Franch Tract; Blks 4-6,    & 10, bLK 51
                08/12/1999  E    ST. JOE TIMBERLAND         0623        205 E of SR-377 & guying
                                 COMPANY
                08/12/1999  E    ST. JOE TIMBERLAND         0623        205 E of SR-377 & guying
                                 COMPANY
                08/12/1999  E    ST. JOE TIMBERLAND         0623        205 W of SR-30 & guying
                                 COMPANY
                08/12/1999  E    ST. JOE TIMBERLAND         0623        205 W of SR-30 & guying
                                 COMPANY
                08/12/1999  E    ST. JOE TIMBERLAND         0623        190 60' wide tract in existing     strips sold to st. joe
                                 COMPANY, INC.                                  dirt rd - rights over      timberland
                                                                                6 access
                08/12/1999  E    ST. JOE TIMBERLAND         0623        205 W of SR-30 & guying
                                 COMPANY
                08/12/1999  E    ST. JOE TIMBERLAND         0623        205 W of SR-30 & guying
                                 COMPANY
                08/12/1999  E    ST. JOE TIMBERLAND         0623        212 Along W & S line of SR-110      St. Teresa
                                 COMPANY                                    from S line of Sec 27 to
                10/14/1999  E    CHURCH EXTENSION OF        0626        701 Comm intersec E R/W bndy
                                 THE CHURCH OF GOD,                         of Franklin Blvd, etc

COUNTY           Gadsen

               RECORD DATE  TYPE     GRANTOR                BOOK    PAGE DESC1                             DESC2
                10/09/1998  D        TRUST FOR PUBLIC       0484    1289 Lands in McNeill's Little         Grantor, original deeds
                                     LAND, THE                           River Survey - property           missing
                05/22/2000  E        ST. JOE TIMBERLAND     0510     132 20' x 121' strip of land adj to
                                     COMPANY                             N side of Brickyard Rd etc
                10/09/2000  E        MAGNOLIA HILLS FARM,   0516     271 S 20' of E 795.58' E of           OR 508/347 adj & of
                                     INC.                                Conservation Easement             parallel to N side US
                                                                                                           Hwy 90 etc

COUNTY           Gilchrist

               RECORD DATE  TYPE     GRANTOR                BOOK    PAGE DESC1                             DESC2

                01/25/1995  GE       NABERS, JOHN M.        0222     397 10' x 20' aerial guy for
                                                                         access
                03/06/1995  GE       TOPOL, MARILYN         0223     589 10' x 50' in Govt Lot 9

                03/06/1995  GE       KELLNER, SAMSON J.     0223     586 10' x 50' in Govt Lot 9

                12/17/1996  E        CSX TRANSPORTATION,    0247     560 SE-1/4 of NW-1/4 & SE-1/4         146
                                     INC.                                of NE-1/4 - FPC-145 &
                12/17/1996  E        CSX TRANSPORTATION,    0247     560 SE-1/4 of SW-1/4; SW-1/4          SE-1/4 & NW-1/4 of
                                     INC.                                of SE-1/4; NE-1/4 of              SE-1/4 - FPC-153 & 176
                12/17/1996  E        CSX TRANSPORTATION,    0247     560 NW-1/4 of SE-1/4 & NE-1/4         148
                                     INC.                                of SW-1/4 - FPC-147 &
                12/17/1996  E        CSX TRANSPORTATION,    0247     560 NE-1/4 of SW-1/4 & NW-1/4         150
                                     INC.                                 of SW-1/4 - FPC-149 &
                12/17/1996  E        CSX TRANSPORTATION,    0247     560 NW-1/4 of SW-1/4; NE-1/4          SW-1/4 & NW-1/4 of
                                     INC.                                of SE-1/4; NE-1/4 of              SW-1/4- FPC-151, 152,
                                                                                                           154 & 176
                12/17/1996  E        CSX TRANSPORTATION,    0247     560 SE-1/4 of NE-1/4 - FPC-170
                                     INC.                                & 171
                12/17/1996  E        CSX TRANSPORTATION,    0247     560 NE-1/4 of SW-1/4 -
                                     INC.                                FPC-144
                12/17/1996  E        CSX TRANSPORTATION,    0247     560 SE-1/4 of NE-1/4 & NE-1/4         140, 141, 142 & 143
                                     INC.                                of SW-1/4 - FPC-138, 139
                12/17/1996  E        CSX TRANSPORTATION,    0247     560 E of Bell St & N of Grady
                                     INC.                                St - FPC-136 & 137
                01/27/1998  E        BRADLAND               0264     422 Port SE-1/4 of NW-1/4 &           sale of Trenton Ops Ctr
                                     INVESTMENTS,  INC.                  NE-1/4 of SW-1/4 - taken

COUNTY             Gulf

               RECORD DATE  TYPE    GRANTOR                 BOOK      PAGE DESC1                           DESC2
                05/23/1996  E       PORT ST. JOE, CITY OF   0189       548 Comm SW cor of SE-1/4,
                                                                           etc. - Water Well Parcel
                08/02/1999  E       ST. JOE TIMBERLAND      0230       169 Comm SW cor of SW-1/4,          distribution to Easement
                                    COMPANY                                etc - converted Lease for

COUNTY             Hamilton

               RECORD DATE  TYPE    GRANTOR                 BOOK      PAGE DESC1                           DESC2

                12/23/1996  D       CSX TRANSPORTATION,     0395       177 Part of Parcel 3 - SE-1/4 -
                                    INC.                                   Quit Claim Deed
                12/23/1996  D       CSX TRANSPORTATION,     0395       177 Part of Parcel 1 - W-1/2 of     Claim Deed
                                    INC.                                   NW-1/4 & W-1/2 of SW-1/4
                12/23/1996  D       CSX TRANSPORTATION,     0395       177 Part of Parcel 1 - E-1/2 of     ID 2 & part of Parcel 4
                                    INC.                                   NE-1/4 - Quit Claim Deed -      - Plat ID 2
                12/23/1996  D       CSX TRANSPORTATION,     0395       177 Parcel 2 - NE-1/4 of SE-1/4
                                    INC.                                   - Quit Claim Deed
                12/23/1996  D       CSXTRANSPORTATION,      0395       177 Part of Parcel 3 - all RR
                                    INC.                                   R/W in Section - Quit Claim
                12/23/1996  D       CSX TRANSPORTATION,     0395       177 Part of Prcel 4 - along         Deed
                                    INC.                                   boundary with Sec 32 - Quit
                12/23/1996  D       CSX TRANSPORTATION,     0395       177 Part of Parcel 4 - along W      Deed
                                    INC.                                   boundary with Sec 31 - Quit
COUNTY                 Hardee

               RECORD DATE  TYPE    GRANTOR                 BOOK      PAGE DESC1                           DESC2

                11/02/1994  E       BUDD, JERRY R.          0476       216 E 24' of part of NE-1/4 of
                                                                           SE-1/4 E of RR etc
                11/10/1994  D       CF INDUSTRIES, INC.     0476       768 Tr in NE-1/4 & Blks 1,2,10 &    GREEN, PB 1/13 - squared
                                                                            11, MAP OF TOWN OF FT          off part
                11/10/1994  E       CF INDUSTRIES, INC.     0476       785 Comm NW cor, etc.

                11/10/1994  E       CF INDUSTRIES, INC.     0476       775 Comm NW cor, etc.

                11/10/1994  D       STUART, W. H., EST OF   0476       771 Quitclaim 1/2 int in income     NE-1/4 aka Blk 2 & Blks
                                                                           retained in tr in               1,10 & 11, MAP OF TOWN
                                                                                                           OF
                12/29/1994  E       CF INDUSTRIES, INC.     0479       274 Comm NW cor, etc.

                03/20/1995  E       CARGILL FERTILIZER,     0484       230 E 30' of S-1/2 of NW-1/4 E      of same
                                    INC.                                   of RR etc & 40' strip W
                06/30/1995  E       SEMINOLE ELECTRIC       0490       433 Assignment of easements         Cooperative to FPC
                                                                           from Seminole Electric
                06/30/1995  E       SEMINOLE ELECTRIC       0490       433 Assignment of easements         Cooperative to FPC
                                                                           from Seminole Electric

                06/30/1995  E       SEMINOLE ELECTRIC       0490       433 Assignment of easements         Cooperative to FPC
                                                                           from Seminole Electric
                06/30/1995  E       SEMINOLE ELECTRIC       0490       433 Assignment of easement          Cooperative to FPC
                                                                           from Seminole Electric
                06/30/1995  E       SEMINOLE ELECTRIC       0490       433 Assignment of easements         Cooperative to FPC
                                                                           from Seminole Electric
                06/30/1995  E       SEMINOLE ELECTRIC       0490       433 Assignment of easements         Cooperative to FPC
                                                                           from Seminole Electric
                06/30/1995  E       SEMINOLE ELECTRIC       0490       433 Assignment of easements         Cooperative to FPC
                                                                           from Seminole Electric
                11/27/1995  D       FLORIDA, STATE OF       0498       428 Lots 14, 16 & 18, Blk 2,        PB 1/13 - Quit Claim
                                                                           MAP OF TOWN OF FT               Deed - notch part
                12/14/1995  E       DAVIS, JOE L., SR.      0499       540 NE-1/4 of NE-1/4

                06/07/1996  E       CF INDUSTRIES, INC.     0509       634 SW-1/4 of SW-1/4

                06/07/1996  E       CF INDUSTRIES, INC.     0509       634 E of RR in NW-1/4 of
                                                                           NW-1/4
                06/07/1996  E       CF INDUSTRIES, INC.     0509       634 E of RR in SE-1/4 of SE-1/4

                06/07/1996  GE      CF INDUSTRIES, INC.     0509       645 Lot 5, Blk 3, TOWN OF FT
                                                                           GREEN, PB 2/13
                06/07/1996  E       CF INDUSTRIES, INC.     0509       650 Comm NW cor, etc.

                06/07/1996  E       CF INDUSTRIES, IINC.    0509       650 Comm NW cor Section 29,
                                                                           etc.
                06/07/1996  E       CF INDUSTRIES, INC.     0509       640 Comm NW cor, etc.

                06/07/1996  GE      CF INDUSTRIES, INC.     0509       660 Lot 3, Blk 3, TOWN OF FT
                                                                           GREEN, PB 2/13
                06/07/1996  E       CF INDUSTRIES, INC.     0509       655 120' & 90' E of RR in Blks      FT GREEN, PB 2/13
                                                                           10, 13, 25-28, TOWN OF
                10/02/1996  E       CSX TRANSPORTATION,     0515       719 East side of RR R/W
                                    INC.
                10/02/1996  E       CSX TRANSPORTATION,     0515       719 E side of RR R/W
                                    INC.
                10/02/1996  E       CSX TRANSPORTATION,     0515       719 East side of RR R/W
                                    INC.
                10/02/1996  E       CSX TRANSPORTATION,     0515       719 East side of RR R/W
                                    INC.
                05/05/1997  E       IMC-AGRICO COMPANY      0528       494 Metering station & transm
                                                                           R/W in SW-1/4
                08/16/1999  E       DURRANCE, W. KELLY,     0575        32 3 areas N of SR-64; .135
                                    JR.                                    A., .279 A. & .027 A.

                02/07/2001  E       IMC PHOSPHATES          0603       327 60' wide tranm line R/W &
                                    COMPANY                                substation site
                02/07/2001  E       IMC PHOSPHATES          0603       330 Comm NW cor of SW-1/4           corridor
                                    COMPANY                                for substation site &

COUNTY             Hernando

               RECORD DATE  TYPE   GRANTOR                 BOOK     PAGE DESC1                             DESC2
                09/12/1997  SE     THREE SAC SELF          1146      770 Lot 2, EVANS HI-PARK, PB          portion - supplements
                                   STORAGE CORPORATION                   6/25 less FPC owned               OR 126/746 Manuel, F. G.
                06/25/1998  E      ELVIRETTA               1201     1289 Parcel 11 - Beg NW cor of
                                   CORPORATION                           VILLAGE VAN GOGH etc.
                09/03/1998  E      OAKS, THE, OF SPRING    1216      146 Parcels 5 & 6, Trs 1,2 & 3 -
                                   HILL, INC.                            Beg NW cor etc
                09/03/1998  E      TAYLOR, C.,             1216      141 Parcel 4 - Comm SE cor etc
                                   CONSTRUCTION, INC.
                09/04/1998  E      WITHLACOOCHEE RIVER     1216     1004 NW-1/4 of NW-1/4
                                   ELECTRIC COOPERATIVE
                09/07/1999  SE     DELTONA CORPORATION,    01291     802 A 295-foot wide R/W
                                    THE                                  through the NW 1/4 of

COUNTY             Highlands

               RECORD DATE  TYPE   GRANTOR                  BOOK     PAGE DESC1                            DESC2

                11/14/1994  D      PLAMANN, RUSSELL A.,     1276     1180 Lot 26, Blk 350,                 PB 2/130
                                   JR.                                    ENGLEWOOD PARK,
                11/14/1994  D      PLAMANN, RUSSELL A.      1276     1181 Lot 26, Blk 350,                 PB 2/130
                                                                          ENGLEWOOD
                11/16/1994  D      WHITAKER, J. M., AND     1276     1616 All of Lot 2 & all of Lot 6.     PARK, PB 2/130
                                   SON, INC                               Blk 350, ENGLEWOOD
                07/19/1996  D      GRIFFIN, BEN HILL, INC.  1338      752 Comm SW cor, etc.

                05/19/1997  E      MC CULLOUGH,             1369     1953 W 10' of Lot 13, Blk 91, Sec     PB 1/108
                                   MARYANN JOHNSON                        D, OAK RIDGE SUBDIV,
                05/30/1997  TE     VINSON, W. PAUL          1371      492 N 10' of Lots 3 & 4, Blk 16,     HILL FARMS ADDN, PB 5/65
                                                                          Unit L, AVON PARK
                06/12/1997  TE     CRUNKELTON, RICHARD      1372     1500 N 10' of Lots 1 & 2, Blk 16,     HILL FARMS ADDN, PB 5/65
                                                                          Unit L, AVON PARK
                06/27/1997  E      CLEMENTS, G. R.          1374     1164 E-1/2 of SE-1/4 - new            partial release - same
                                                                          defined description made a       Grantor
                09/10/1997  E      SAXON GROVES, INC.       1382     1466 N 50' of S-1/2 of SW-1/4 &
                                                                          S 50' of N-1/2 of SW-1/4
                09/15/1998  D      SEBRING AIRPORT          1424      550 Beg intersec W bndy of Sec
                                   AUTHORITY                              18, etc

COUNTY             Hillsborough

               RECORD DATE  TYPE    GRANTOR                 BOOK      PAGE DESC1                           DESC2
                02/21/1996  SE      REID, MADELINE H.       8053      1151 E to W over Tr in W-1/2 of      Supplements OR 1627/75 -
                                                                           SW-1/4 of NW-1/4 - sup-         for PrimeCo Tower
                12/19/1997  SE      LENNAR HOMES, INC.      8838       299 E-1/2 of SW-1/4; W-1/2 of       - supplements DB
                                                                           SE-1/4; E 165' of NE-1/4 of     1627/101
                02/03/1998  SE      NEW TAMPA, INC.         8891      1529 N-1/4 & SE-1/4 of NE-1/4 -
                                                                           supplements DB 1627/87
                04/18/2000  SE      LOFTUS, JAMES M.        10141     1525 Comm NE cor NE-1/4 of           supplements DB 1637/276
                                                                           NW-1/4 of SE-1/4 etc -
                10/03/2000  SE      NEW TAMPA, INC.         10399      294 N-1/4 & SE-1/4 of NE-1/4 -      pad w/telecomm bldg &
                                                                                                           antennae, fenced
                                                                           install pre-fabricated
                10/03/2000  SE      LOFTUS, JAMES M.        10399      390 Comm NE cor NE-1/4 of           DB 1637/276
                                                                           NW-1/4 of SE-/4 etc -
                03/26/2001  SE      CAMPBELL, MARY GALE     10688      154 Comm SW cor of NW-1/4
                                                                           of NE-1/4, etc
COUNTY             Jefferson

               RECORD DATE  TYPE    GRANTOR                 BOOK      PAGE DESC1                           DESC2

                08/30/1996  D       CARROLL, ADELE M.       0363       142 Comm SW cor, etc.

                03/02/1998  E       KEMP, THOMAS D.         0409       230 Port SE-1/4 N of RR & W
                                                                           of old Drifton-Capps Rd
                03/18/1998  E       MT. PLEASANT            0410        11 30' x 210' area in 1 A. in E
                                    MISSIONARY BAPTIST                     part of SW-1/4 of NE-1/4
                03/18/1998  E       GREEN ESTATE, THE       0410         8 Triangle in E-1/2 of NE-1/4     of existing 100' x 1250'
                                                                           & NW-1/4 of NE-1/4              easement corridor
                04/03/1998  E       ROSEY, FRANKIE S.       0410       539 Triangle in SW-1/4 of SE-1/4
                                                                           & guying in W-1/2 of
                05/14/1998  TE      GREEN ESTATE, THE       0412       355 S 10' parallel to CR-158 in     E-1/2 of NW-1/4 N of
                                                                           NW-1/4 of NE-1/4 N of            CR-158
                06/02/1998  TE      LAW, RICHARD H.         0413       142 E 10' parallel to US-19         on S in NW-1/4 of NW-1/4
                                                                           between Camp Ground Rd
                06/02/1998  TE      LAW, RICHARD H.         0413       142 E 10' parallel to US 19 (10' x
                                                                           458') in NE-1/4 of NE-1/4
                06/05/1998  TE      CHAMBERLAIN, MARIA      0413       363 S 10' parallel to CR-158 in 3   CR-158
                                    BIRD                                   A. in NW-1/4 of NE-1/4 N
                06/05/1998  E       ST. JOE TIMBERLAND      0413       372 Port N-1/2 W of US-19           US-27 & W of US-19
                                    COMPANY                                except Church property &
                06/05/1998  TE      POOLE, MARGARET         0413       369 E 10' x 501' parallel to        Tyson Rd
                                    LOUISE FLOYD                           US-19 in NE-1/4 W of

                06/05/1998  TE     HOWARD, NORRIS          0413      366 2 strips, 10' x 300' & 10' x      11.13 A. in NE-1/4 of
                                                                         310', parallel to CR-158 in       NE-1/4 N of CR-158
                06/05/1998  TE     CHAMBERLAIN, MARIA      0413      363 S 10' parallel to CR-158 in
                                   BIRD                                  E-1/2 of E-1/2
                06/05/1998  TE     CHAMBERLAIN, MARIA      0413      363 S 10' parallel to CR-158 in
                                   BIRD                                  Sec 7 E of RR
                06/08/1998  TE     CONNELL, RUTH           0413      397 E 10' parallel to US 19 in        SE-1/4
                                                                         N-1/2 of S-1/2 of SE-1/4 of
                06/08/1998  E      NICKINSON, GEORGE &     0413      399 S 15' parallel on N of
                                   ANN, HEIRS                            CR-158 in W-1/2
                06/16/1998  TE     PUTNAM, MICHELLE MC     0414       22 E 10' parallel to W bndy of
                                   FAUL                                  US-19 in N-1/2 of SE-1/4
                06/16/1998  TE     HORNE, J. KEVIN         0414       20 E 10' parallel to W bndy of       of NE-1/4 of SE-1/4 etc
                                                                         US 19 in S-1/2 of: Beg at
                06/23/1998  E      SPRENKLE, JODIE I.      0414      433 22' wide access rd in S-1/2
                                                                         of S-1/2 S of RR & W of
                06/23/1998  TE     SPRENKLE, JODIE I.      0414      437 10' wide in S-1/2 of S-1/2 S
                                                                         of RR, W of US 19
                07/30/1998  TE     SCOTT, VIOLA, ESTATE    0416      186 S 10' parallel to CR-158 in
                                                                         E-1/2 of W-1/2 of NW-1/4
                01/25/1999  TE     ALLEN, THOMAS           0424      580 E 10' parallel to US 19, port     SE-1/4 etc
                                   NEWTON, SR.                           W of SR-57; beg NW cor of
                02/03/1999  SE     CHAMBERLAIN, MARIA      0425      152 Abandoned RR corridor in
                                   BIRD                                  W-1/2
                06/28/1999  TE     ANDERSON, ERNESTINE     0433      121 E 10' x 1710' strip adjacent      W-1/2 of SW-1/4 W of Hwy
                                                                         & parallel to US Hwy 19           19

COUNTY             LAKE

               RECORD DATE  TYPE   GRANTOR                 BOOK     PAGE DESC1                             DESC2

                08/19/1994  E      MAGNOLIA STORES, INC.   1313     1048 Parcel 8 - NE-1/4 of SW-1/4       between turnpike & US-27
                                                                         & NW-1/4 of SE-1/4
                08/22/1994  E      BAILISS, ELTON          0816      518 From NW cor, etc.

                01/16/1996  GE     GREATER                 1410      595 10' x 50' guy strip on Lot        PHASE 1, PB 34/27
                                   CONSTRUCTION                          49, GREATER PINES -
                01/16/1996                                 1410      595 10'x50' guying easement on
                                                                         Lot 49
                07/18/1996  E      SUMTER ELECTRIC         1451     1547 SE-1/4 of SW-1/4
                                   COOPERATIVE, INC.
                09/19/1996  GE     LA FEVERS, C. L., JR.   1465     1111 10' x 40' guy area in SW-1/4
                                                                         of NE-1/4, etc.
                03/07/1997  E      LAKES ESTATES INC. OF   1501      260 Parcels 1, 2 & 3 thru Trs 16      GROVELAND FARMS, PB
                                   GROVELAND                             & 17, Tr 24 & Trs 9, 10 & 23      2/10, also Sec 21

                03/07/1997  E     LAKES ESTATES INC. OF     1501     260 In NW-1/4 W of RR
                                  GROVELAND
                07/17/1997  D     KARST, INC.               1532    1718 S 5 A. W of county rd in
                                                                         NW-1/4 of SW-1/4
                06/18/1998  E     MOUNT DORA, CITY OF       1619     287 N 83' & S 27' of N110' of W       Mount Dora Substation
                                                                          30' of etc taken back at
                08/21/1998  D     BETZ, ANDREW L.           1637     738 Lots 17-19, Blk 47, MT.           FPC Grantor
                                                                         PLYMOUTH, PB 8/85
                09/21/1998  E     HERSCHO PROPERTIES,       1645     677 S 35' of S-1/2 of Govt Lot 8
                                  INC.                                    aka S 35' of SE-1/4 of
                10/30/1998  E     AFRICA INLAND MISSION,    1656     376 S 35' of E 462' of W 792' of
                                   INC.                                   S-1/2 of Govt Lot 7 etc
                11/06/1998  GE    COE, ERIC H.              1658    1642 30' x 70' in SW-1/4

                12/18/1998  E     CLEMMONS, O. M.           1670    1945 4 guying locations, also in
                                                                         Sec 23
                12/18/1998  E     CLEMMONS, O. M.           1670    1945 4 guy locations, also in
                                                                         Section 24
                01/06/1999  D     TAVARES, CITY OF,         1676     190 Port Lot 21, ALEX ST.
                                  FLORIDA                                CLAIR-ABRAMS EXT OF
                01/06/1999  E     TAVARES, CITY OF,         1676     194 30' wide strip N from
                                  FLORIDA                                Caroline St, etc Access Rd
                01/06/1999  E     TAVARES, CITY OF,         1676     192 W 20' of E 35' of Lot 21,         TAVARES, PB 1/53
                                  FLORIDA                                ALEX ST. CLAIR-ABRAMS
                02/17/1999  E     DUSA INVESTMENT           1688     716 Varying widths in SE-1/4 of
                                  CORPORATION                            SW-1/4 E of E Apshawa Rd
                02/17/1999  E     DAVIS, ROBERT A., TR      1688     720 S 35' of E 528' of S-1/2 of
                                                                         Govt Lot 7
                02/17/1999  E     DUSA INVESTMENT           1688     716 Part of N-1/2 of Section E
                                  CORPORATION                            of Jalarmy Rd
                04/07/1999  E     COX, W. T., JR, TR        1704     945 Comm N-1/4 cor, run S etc

                07/02/1999  E     UNITED PARTNERS           1730    1376 part of gov't lots 2, 6, 7, 8
                                  GROUP, LTD.                            & 9
                07/02/1999  E     LANE C. BLANTON, IND. &   1730    1371 part of gov't lots 2, 5 & 6
                                   TRUSTEE
                07/02/1999  E     RODGERS BROTHERS          1730    1587 100' wide in the SW-1/4
                                  LAND COMPANY
                07/02/1999  E     RODGERS BROTHERS          1730    1587 100' wide in the NE-1/4 of
                                  LAND COMPANY                           the NW-1/4
                02/01/2000  GE    JONES, DALLAS             1790    1712 N 35' of E 10' of Lot 19,         PB 12/83 - supersedes
                                                                         LAKE VIEW HGTS                    OR 1252/1939
                02/01/2000  GE    JONES, DALLAS             1790    1712 N 35' of E 10' of Lot 19,         supersedes OR 1252/1939
                                                                          LAKE VIEW HGTS

COUNTY             Leon

               RECORD DATE  TYPE  GRANTOR                  BOOK     PAGE DESC1                          DESC2
                09/29/1994  SE    BRAATZ, WILLIAM H.       1765     1244 Lot 33, Blk B,                 supplements Ralph W. Scott
                                                                         ARROWHEAD ESTS, PB             DB 128/500
                09/29/1994  SE    BRAATZ, WILLIAM H.       1765     1244 Lot 33, Blk B,                 ments DB 128/500 Ralph W
                                                                         ARROWHEAD ESTS, PB             Scott easement
                11/10/1994  SE    CAPITAL FIRST, INC.      1774     2168 SE-1/4 - supplements           DB 129/77
                                                                         Frances C. Griscom
                03/05/2000  SE    DAWS, NANCY C.           2350     1339 Comm old axle at NE cor of
                                                                          NW-1/4 etc
                04/25/2000  TE    ROBERTS, JOHN W.         2366      631 W 10' adj & parallel to E
                                                                         side of Geddie Rd, etc
                04/27/2000  TE    PETRIK, GERD             2367      820 S 15' adj & parallel to US 90
                                                                          etc
                05/15/2000  E     JOHNSON, ROBERT          2373      681 7' x 7' pole location: Comm
                                  WARREN                                 SW cor of SE-1/4 of

COUNTY             Levy

               RECORD DATE  TYPE  GRANTOR                  BOOK     PAGE DESC1                          DESC2

                03/23/1995  E     GEORGIA-PACIFIC          0552      402 W-1/2 of NE-1/4 W of RR &      W of RR - various widths
                                  CORPORATION                             part of SE-1/4 of NE-1/4
                12/17/1996  E     CSX TRANSPORTATION,      0600      601 SW-1/4 of SW-1/4 -
                                  INC.                                   FPC-172
                12/17/1996  E     CSX TRANSPORTATION,      0600      601 SE-1/4 of SW-1/4 -
                                  INC.                                   FPC-175
                12/17/1996  E     CSX TRANSPORTATION,      0600      601 SW-1/4 of NW-1/4 & SE-1/4      & 174
                                  INC.                                    of NE-1/4 - FPC-173
COUNTY             Liberty

               RECORD DATE  TYPE  GRANTOR                  BOOK     PAGE DESC1                          DESC2

                06/15/1995  E     REX LUMBER COMPANY       0086      316 Tr in Sections 11 & 14, etc.   Access Rd Easement

                06/15/1995  SE    REX LUMBER COMPANY       0086      319 Comm SW cor, etc. -            Bk 33/56
                                                                         supplements Buckeye
                06/15/1995  E     REX LUMBER COMPANY       0086      323 Beg SE cor of Sec 15, etc.

                06/15/1995  E     REX LUMBER COMPANY       0086      323 Beg SE cor of Sec 15, etc.

                06/15/1995  E     REX LUMBER COMPANY       0086      323 Beg SE cor of Sec 15, etc.

                06/15/1995  E       REX LUMBER COMPANY      0086      323 Beg SE cor of Sec 15, etc.

                06/15/1995  E       REX LUMBER COMPANY      0086      316 Tr in Sections 11 & 14, etc.
                                                                          - Access Rd Easement
                06/15/1995  D       REX LUMBER COMPANY      0086      314 Portion FPC R/W, etc.

                06/15/1995  SE      REX LUMBER COMPANY      0086      319 Comm SW cor of Sec 11,           Cellulose Bk 33/56
                                                                          etc. - supplements Buckeye
                07/31/1995  E       BARTON, WILLIAM Y.      0087      338 60' access rd, etc.

                02/13/1996  E       REX LUMBER COMPANY      0091      130 Tr in Sections 11 & 14 -
                                                                          Access Rd Easement
                02/13/1996  E       REX LUMBER COMPANY      0091      130 Tr in Sections 11 & 14, etc.     ment
                                                                          - Access Road Ease-
                04/11/1996  SE      BARTON, WILLIAM Y.      0092       56 60' access rd - supplements
                                                                           OR 87/338
                04/11/1996  SE      SAMMONS, WILLIAM E.     0092       54 60' access rd - supplements
                                                                           OR 87/338
                09/11/1996  E       TALQUIN ELECTRIC        0095      148 NW-1/4 - Released
                                    COOPERATIVE, INC.
                09/04/1998  E       ST. JOE TIMBERLAND      0107      364 Irregular shape in NW-1/4 -      released
                                    COMPANY                               replaces Talquin Elec OR
                08/12/1999  E       ST. JOE TIMBERLAND      0623      190 60' wide tract in existing dirt  strips sold to St. Joe
                                    COMPANY, INC.                         rd - rights over 6 access        Timberland
                08/12/1999  E       ST. JOE TIMBERLAND      0623      190 60' wide tract in existing dirt  strips sold to St. Joe
                                    COMPANY, INC.                         rd - rights over 6 access        Timberland
                08/12/1999  E       ST. JOE TIMBERLAND      0623      190 60' wide tract in existing dirt  strips sold to St. Joe
                                    COMPANY, INC.                         rd - rights over 6 access        Timberland
                08/12/1999  E       ST. JOE TIMBERLAND      0623      190 60' wide tract in existing dirt  strips sold to St. Joe
                                    COMPANY, INC.                         rd - rights over 6 access        Timberland
                08/12/1999  E       ST. JOE TIMBERLAND      0623      190 60' wide tract in existing dirt  strips sold to St. Joe
                                    COMPANY, INC.                         rd - rights over 6 access        Timberland
                08/12/1999  E       ST. JOE TIMBERLAND      0623      190 60' wide tract in existing dirt  strips sold to St. Joe
                                    COMPANY, INC.                         rd - rights over 6 access        Timberland

COUNTY             Madison

               RECORD DATE  TYPE    GRANTOR                 BOOK     PAGE DESC1                            DESC2

                08/08/1994  E       WING, ALBERT S., JR.    0349      236 S of West Farm Rd & N of
                                                                          RR in NE-1/4 of NW-1/4
                08/08/1994  E       TICE, MASON             0348      233 SW-1/4

                08/08/1994  GE      PEACOCK, CORA LEE       0348      231 20' x 50' in W-1/2 of SE-1/4

                08/26/1994  E       GREENE, WILLIAM E.      0350     77 N 10' adj to SR-90: NE-1/4    of SE-1/4 of SW-1/4, etc.
                                                                        of SW-1/4: Beg NE cor
                09/01/1994  E       GREENE, WILLIAM E.      0350    194 N 10' adj to SR-90: Beg SW    etc.
                                                                         cor of NE-1/4 of SW-1/4
                09/23/1994  D       MADISON COUNTY          0352    140 Lots 58,59,66,67,78 & 19;     Lots 46 & 47; S-1/2 of E-1/2
                                                                        frac Lot 80 & S-1/2 of        of Lot 45 & E-1/2 of
                09/23/1994  D       MADISON COUNTY          0352    140 Lots 58,59,66,67,78 & 79;     Lots 46 & 47; S-1/2 of E-1/2
                                                                        frac Lot 80 & S-1/2 of        of Lot 45 & E-1/2 of
                09/29/1994  E       LEE, HELEN              0352    321 S of West Farm Rd & N of      of NE-1/4
                                                                        RR: Beg NE cor of NW-1/4
                09/29/1994  E       MERRITT, DREW T., SR.   0352    327 E 209' of NW-1/4 of NE-1/4    Farm Rd
                                                                         N of RR & S of West
                09/29/1994  E       SOUTHALL, GLENN         0352    323 S of West Farm Rd & N of      of NE-1/4, etc.
                                                                        RR: Beg NE cor of NW-1/4
                09/29/1994  E       SOUTHALL, LOIS          0352    325 S of West Farm Rd & N of      of NE-1/4, etc.
                                                                        RR: Beg NE cor of NW-1/4
                10/03/1994  E       CSX TRANSPORTATION,     0353     21 S 30' of RR R/W
                                    INC.
                10/03/1994  E       CSX TRANSPORTATION,     0353     21 N 30' of RR R/W
                                    INC.
                10/03/1994  E       CSX TRANSPORTATION,     0353     21 N 30' of RR R/W
                                    INC.
                10/03/1994  E       CSX TRANSPORTATION,     0353     21 N 30' of RR R/W
                                    INC.
                10/03/1994  E       CSX TRANSPORTATION,     0353     21 S 30' of RR R/W & crossing
                                    INC.
                10/03/1994  E       CSX TRANSPORTATION,     0353     21 N 30' of RR R/W
                                    INC.
                10/03/1994  E       CSX TRANSPORTATION,     0353     21 N 30' of RR R/W
                                    INC.
                10/03/1994  E       CSX TRANSPORTATION,     0353     21 S 30' of N 68' of RR R/W
                                    INC.
                10/03/1994  E       CSX TRANSPORTATION,     0353     21 N 30' of RR R/W
                                    INC.
                10/03/1994  E       CSX TRANSPORTATION,     0353     21 N 30' of RR R/W
                                    INC.
                10/03/1994  E       CSX TRANSPORTATION,     0353     21 N 30' of RR R/W
                                    INC.
                10/03/1994  E       CSX TRANSPORTATION,     0353     21 N 30' of RR R/W
                                    INC.
                10/03/1994  E       CSX TRANSPORTATION,     0353     21 N 30' of RR R/W
                                    INC.
                10/03/1994  E       CSX TRANSPORTATION,     0353     21 N 30' of RR R/W &
                                    INC.                                crossing

                10/03/1994  E       CSX TRANSPORTATION,      0353       21 N 30' of RR R/W &
                                    INC.                                   crossing
                12/20/1994  E       SAVAGE, TIMOTHY O., JR.  0359      164 Parcels A & B - Beg SE cor
                                                                           NW-1/4, etc.
                05/10/1995  TE      COGLEY, MICHAEL T.       0371      169 S 10' of Lot 34, WEST
                                                                           FARMS, PB 1/W, N of RR
                05/10/1995  TE      RAGANS, PAUL B., JR.     0371      171 S 10' of S-1/2 of SE-1/4 N
                                                                           of RR
                05/10/1995  TE      EWING, LARRY E.          0371      168 S 10' of Lot 33, WEST
                                                                           FARMS, PB 1/W, N of RR
                05/10/1995  TE      RAC, THOMAS C.           0371      170 S 10' of Lot 45, WEST
                                                                           FARMS, PB 1/.W N of RR
                05/11/1995  TE      BAER, NEAL R.            0371      216 S 10' Comm SW cor, etc.

                05/11/1995  TE      LEE FEED & FUEL, INC.    0371      217 S 10' of: Comm SW cor,
                                                                           etc.
                05/11/1995  TE      LOPEZ, VICTOR            0371      219 S 10' of Lot 44, WEST
                                                                           FARMS, PB 1/W, N of RR
                05/30/1995  E       SUWANNEE RIVER           0373      156 Comm SE cor of Sec 15,
                                    WATER MANAGEMENT                       etc. - 50 yr term
                05/30/1995  E       SUWANNEE RIVER           0373      156 Comm SE cor, etc. - 50 yr
                                    WATER MANAGEMENT                       term
                03/25/1998  E       LFC NO. 47 CORP.         0466      129 FPC Grantor - NE-1/4 of
                                                                           SW-1/4
COUNTY             Manatee

               RECORD DATE  TYPE    GRANTOR                  BOOK     PAGE DESC1                           DESC2

                12/23/1998  E       PARKER, JAMES D.         1579      624 N of SR-64 in E-1/2 of          E-1/2 of SE-1/4 of
                                                                           W-1/2 of SE-1/4 of SW-1/4       SW-1/4 etc
                01/28/1999  E       YOUNG, JODY B.           1583      348 N of SR-64 in E-1/2 of
                                                                           S-1/2 of SW-1/4 of SW-1/4
                01/28/1999  E       YOUNG, HENRY B., JR.     1583      350 N of SR-64 in E-1/2 of
                                                                           S-1/2 of SW-1/4 of SW-1/4
                02/26/1999  E       WOMBLE, LORENA G.        1586     2119 30' x 775' S of SR-64 in W
                                                                           2284.34' of E 3931.64'
                05/18/1999  E       TAYLOR, MELVIN H.        1596     1387 NW-1/4 of SW-1/4 of
                                                                           NE-1/4 of NE-1/4 S of
                05/18/1999  E       ABBOTT, MERLE            1596     1383 S of SR-64 less E 3931.65'

                05/18/1999  E       WOMBLE, LORENA G.        1596     1391 S of SR-64 in W 2284.34' of
                                                                           E 3931.64'
                05/18/1999  E       WOMBLE, LORENA G.        1596     1394 S of SR-64 in E 1647.31'
                                                                           less etc

                01/11/2022  E     PEACE RIVER ELECTRIC      0001         2 Comm SW cor of Section       ment from Seminole Electric
                                  COOPERATIVE, INC.                        19 etc - No document, part   6/30/95

COUNTY             Marion

               RECORD DATE  TYPE  GRANTOR                   BOOK      PAGE DESC1                        DESC2

                11/21/1994  SE    BASS, GUY H.              2088      1185 W-1/2 of SW-1/4 of SE-1/4    DB 346/458
                                                                           E of hwy - supplements
                11/28/1994  D     MALAVE, CARLOS            2090        32 Lot 24, Blk 100, SILVER      PB J/94
                                                                           SPRINGS SHORES NO.7,
                12/01/1994  D     SINGH, SURJIT             2091       959 Lot 26, Blk 100, SILVER      PB J/94
                                                                           SPRINGS SHORES NO. 7
                12/01/1994  D     SARDISCO, JOSEPH          2091       961 Lot 25, Blk 100, SILVER      PB J/94
                                                                           SPRINGS SHORES NO.7
                03/15/1995  E     NAGDA, RASIKLAL D.        2121       485 Comm SE cor of Sec 26,       More definitive than Horne,
                                                                           etc.                         W. Norman unrec
                05/02/1995  SE    JONES, TERI               2134      1157 NW-1/4 - supplements Drew
                                                                            Ranch Bk 325/20
                05/02/1995  E     JONES, TERI               2134      1159 Comm SW cor of Sec, etc.

                05/02/1995  E     VILLAGES OF               2134      1161 Comm SW cor of Sec, etc.
                                  LAKE-SUMTER, INC., THE                   for ingress/egress
                05/02/1995  SE    JONES, TERI               2134      1157 NE-1/4 - supplements Drew
                                                                           Ranch Bk 325/20
                05/02/1995  D     JONES, TERI               2134      1164 Comm SW cor of Sec, etc.     for ingress/egress
                                                                           & non-exclusive easement
                09/07/1995  D     BEATY INVESTMENTS,        2172       196 Portion SE-1/4 of SW-1/4
                                  INC.                                     etc.
                09/07/1995  D     COLD SPRINGS VILLAGE,     2172       192 Portion NE-1/4 of SW-1/4,
                                  INC.                                     etc.
                09/19/1995  D     GORE, THEODORE W.,        2175       277 Lot 14, Blk 19, RAINBOW      PB G/96
                                  JR.                                      ACRES UNIT NO. 2,
                01/18/1996  D     KELLY, IMOGENE            2211       760 Lots 15 & 16, Blk 19,        PB g/96
                                                                           RAINBOW ACRES UNIT 2,
                12/31/1996  D     LUPO, JOSEPHINE           2321      1824 Lots 4-6, Blk 43, ORANGE     PB G/23
                                                                           BLOSSOM HILLS, UNIT 3,
                03/18/1997  SE    IRVIN, SAMUEL L., TR      2346      1368 Lots 3-5, Blk C, WALNUT      DB 368/190
                                                                           CREEK, PB Z/32 -
                03/18/1997  SE    LOWE, JEFFREY A.          2346      1364 Tract in NW-1/4 of SE-1/4,   Circuit Court Bk 39/368
                                                                           etc - supplements Minute
                03/18/1997  SE    YOUNG, FRED M.            2346      1366 Lots 1 & 2, Blk C, WALNUT    DB 368/190
                                                                            CREEK, PB Z/32 -
                03/25/1997  SE    GARR, EDWARD              2348      1189 Comm NE corner of            Circuit Court Bk 39/368
                                                                           NW-1/4 of SE-1/4 etc -

                04/01/1997  SE    PERFETTO, LEO J.       2351       455 Lot 6, Blk C, WALNUT         DB 368/190
                                                                        CREEK, PB Z/32 -
                04/01/1997  SE    SHELTON, NORA          2351       450 E-3/4 of S-1/2 of NE-1/4
                                                                        less etc - supplements DB
                04/01/1997  SE    SHEPHERD, GLEN, SR.    2351       453 Lots 6-10, Blk F,            supplements OR 5/344
                                                                        COUNTRY ESTS SOUTH,
                04/16/1997  E     DREXEL INVESTMENTS,    2356      1425 Portion E-1/2
                                  INC.
                04/16/1997  E     WAGNER, PENELOPE A.,   2356      1428 Comm NW corner of SE-1/4
                                  TR                                     etc.
                05/09/1997  SE    WAGNER, PENELOPE A.,   2365      1428 W-1/2 of SW-1/4 of SE-1/4,   N-1/2 of SW-1/4 - supplements
                                  TR                                     NE-1/4 of SE-1/4 of         Wagner MB 39/368
                05/16/1997  E     GRICE, MAX BRUCE       2368       702 W 359' of N 855' of NE-1/4
                                                                        etc
                05/16/1997  SE    FENNER, SIMON, JR.     2368       700 Lot 11, Blk C, SILVER        supplements DB 367/182
                                                                        SPRINGS SHORES, UNIT
                05/28/1997  SE    ROTH, TINA MARIA       2371       729 Lot 1, PINE HILL ACRES,
                                                                        PB H/48 - supplements DB
                08/19/1997  SE    MC CALL, JANEEN        2400      1228 Comm NE corner of            Minute Circuit Court bk 39/368
                                  MUSLEH                                NW-1/4 of SE-1/4 etc -
                09/10/1997  SE    HENDERSON, CHARLES     2407      1318 Comm NE corner of            Minute Circuit Court Bk 39/368
                                  E.                                    NW-1/4 of SE-1/4 etc -
                10/13/1997  SE    HORSLEY, DON G.        2419      1192 Tract in NW-1/4 of SE-1/4    Circuit Court Bk 39/368
                                                                        etc - supplements Minute
                11/06/1997  E     SEMINOLE ELECTRIC      2428        24 2,300' long easement thru
                                  COOPERATIVE, INC.                     SW-1/4
                11/06/1997  E     SEMINOLE ELECTRIC      2428        28 Common Use Agreement -
                                  COOPERATIVE, INC.                     for one year
                11/06/1997  E     SEMINOLE ELECTRIC      2428        28 Common Use Agreement  -
                                  COOPERATIVE, INC.                     for one year
                01/08/1998  SE    MICHELE, RHOLAND L.    2450       346 Comm NE corner of            Minute Circuit Court Bk 39/368
                                                                        NW-1/4 of SE-1/4 etc -
                01/09/1998  E     OCALA, CITY OF         2450       565 80' x 340' area for Control  Use Agreement
                                                                        Bldg location - Easement
                01/09/1998  SE    OCALA MANUFACTURING    2450      1127 150' across SE-1/4 of        superceded by OR 2512/91-
                                  CO., LTD.                             NE-1/4 & NE-1/4 of SE-1/4 -  supplements OR 7/525
                01/09/1998  E     OCALA, CITY OF         2450       568 Areas in Section 23, 26 &    PB Z/32
                                                                        area in Section 14 in
                01/09/1998  E     OCALA, CITY OF         2450       568 R/W of varying widths from   Silver Spgs Substation & in
                                                                         Ocala's Dermin Substation   their R/W
                01/09/1998  E     OCALA, CITY OF         2450       568 Area in Section 26 and other tion 23
                                                                         non-specific areas in Sec-
                01/09/1998  E     OCALA, CITY OF         2450       568 R/W of varying widths        FPC's Silver Springs
                                                                        between Ocala's Dearmin      Substation & to FPC's existing
                                                                                                     R/W

                01/27/1998  SE    BORTER, NOREEN T.        2456       260 Lot 1, PINE HILL ACRES,        DB 368/190
                                                                          PB H/48 - supplements
                02/10/1998  SE    BUTTERMORE, CURTIS S.    2461      1066 Tract in NW-1/4 of SE-1/4      Circuit Court Bk 39/368
                                                                          etc - supplements Minute
                02/16/1998  SE    MEYER-HANNA, MILISSA     2463      1161 Comm SE corner of NW-1/4       Minute Circuit Ct Bk
                                                                          of SE-1/4 etc -                39/368
                02/20/1998  SE    NOVKOV, ETHEL ANN        2465        83 N-1/2 of SE-1/4 of NW-1/4      DB 368/187
                                  TURNER                                  of SE-1/4 less etc -
                03/09/1998  SE    WAGNER, PENELOPE A.,     2471      1147 W-1/2 of SW-1/4 of SE-1/4,     N-1/2 of SW-1/4 -
                                  TR                                      NE-1/4 of SE-1/4 of            supplements Wagner FJ MB
                                                                                                         39/368
                03/24/1998  SE    CLARK, GORDON E.         2478       610 10' X 475' in Lots 15 & 16 of  PB T/24 - supplements
                                                                          NE 36th AVE INDUSTRIAL          Wagner MB 39/368
                06/15/1998  SE    OCALA MANUFACTURING      2512        91 200' across SE-1/4 of          supplements OR 2450/1127
                                  CO., LTD.                               NE-1/4 & NE-1/4 of SE-1/4 -
                07/13/1998  E     LANE, THOMAS J.          2523      1037 S-1/2 of SW-1/4 w/i 20' of E   Assigned from Sumter Elec
                                                                          R/W line of SE 58th Ave        Cooperative 10-26-98
                12/20/1999  D     SMITH, JAMES A.          2733      1071 Lot 462, FLORIDA               SE-1/4 of SE-1/4 of SW-1/4
                                                                          HIGHLANDS, unrecorded -
                12/27/1999  D     LIAU, W. T. PAUL &       4374      1666 Comm N-1/4 cor, etc
                                  CHOW, JOANNE C., TR
                12/28/1999  D     BULLARO, GIUSEPPE        2735      1961 Lot 464, FLORIDA               SE-1/4 SE-1/4 of SW-1/4
                                                                          HIGHLANDS, unrecorded -
                01/01/2000  E     UNITED STATES OF         0001         1 Amendment No. 3 - levee rd
                                  AMERICA
                01/01/2000  E     UNITED STATES OF         0001         1 Amendment No. 3 - levee rd
                                  AMERICA
                01/01/2000  E     UNITED STATES OF         0001         1 Amendment No. 3 - levee rd
                                  AMERICA
                01/02/2000  E     UNITED STATES OF         0001         1 Amendment No. 3 - License
                                  AMERICA                                 DACW17-3-84-3 - rd on
                02/21/2000  D     WATLINGTON, GLADYS L.    2756      1495 Tr 461 - W-1/2 of NW-1/4 of    SW-1/4
                                                                          SE-1/4 of SE-1/4 of
                02/21/2000  D     DE LA ROSA, ANITA        2756      1497 Lot 463, FLORIDA               SE-1/4 of SW-1/4
                                                                          HIGHLANDS, unrecorded -
                02/23/2000  SE    HASELHUHN, ELEANOR       2757       606 Lot 4, Blk. 100, Silver
                                                                          Springs Shores, Unit No 7,
                07/24/2000  E     SUMTER ELECTRIC          2820      1937 NE-1/4 of SE-1/4 -
                                  COOPERATIVE, INC.                       Assignment

COUNTY             Orange

               RECORD DATE  TYPE  GRANTOR                  BOOK      PAGE DESC1                          DESC2

                09/19/1994  E     ROSS, CATHERINE E.,      4797      1832 W 35': Beg 195' S of NE cor    etc
                                  GROVES, INC.                            of NE-1/4 of NE-1/4

                09/19/1994  E     ROSS, CATHERINE E.,     4797      1832 W 35': Beg 195' S of NE cor    etc
                                  GROVES, INC.                            of NE-1/4 of NE-1/4
                12/28/1994  E     WORSHAM, JOHN H., JR.   4836      3331 10' wide W of Clark Rd in      ASSOC LAKE LOTTA GROVES,
                                                                         Lot 9, ORLANDO GROVE           PB E/52
                12/28/1994  E     BOWERS, LILLIE BELLE    4836      3333 Tr in Blk 15, PARK RIDGE,
                                                                         PB O/100
                02/14/1995  E     CHRISTIANSEN,           4855      1965 S 75': Comm SW cor, etc. -     sion R/W & distribution R/W
                                  ELIZABETH P., TR                        access rd & transmis-
                02/14/1995  D     CHRISTIANSEN,           4855      1963 Tract in Section 32 & 33,
                                  ELIZABETH P., TR                       etc.
                02/28/1995  E     DIAL, EDITH A., TR      4860      1366 E 35' of N 175' of Lot 1, Blk  PB O/120
                                                                          A, WESTOVER FARMS,
                06/27/1995  SE    LAKE LOTTA, LTD.        4909      4596 N 86.6' of NW-1/4 of           guying supplements OR
                                                                         NW-1/4 of SW-1/4 of            1537/783
                06/27/1995  TE    LAKE LOTTA, LTD.        4909      4593 25' wide W of : Comm E-1/4
                                                                          cor, etc
                07/12/1995  E     NADEEN CORPORATION,     4915      2532 10' wide drainage              WILDERNESS CREEK PHASE 1,
                                  THE                                    Modification: Comm SW cor       PB 34/52
                07/12/1995  E     TANMORE CORPORATION     4915      4611 Port SE-1/4 Lot 45, WILLIS     PB E/22 - Taken back at
                                                                         R. MUNGER'S SUBDIV.,           sale
                07/12/1995  E     NADEEN CORPORATION,     4915      2527 20' temp ingress/egress        Lot 1, WILDERNESS CREEK
                                  THE                                    Modification: Beg SW cor        PHASE 1, PB 34/52
                08/07/1995  E     OZANIAN, MARILYN        4926      5004 Parcel 12 - NE-1/4 of
                                                                         NW-1/4
                08/07/1995  E     OZANIAN, MARILYN        4926      5004 Parcel 7 - SE-1/4 of SW-1/4    GROVES ASSOC LAKE LOTTA
                                                                          aka Lot 8, ORLANDO            GROVES, PB E/52
                08/25/1995  E     WINTER GARDEN           4936      1217 S 420' W of: Comm SW cor
                                  CONGREGATION OF                         Blk M, etc
                10/04/1995  E     KERINA, INC.            4954      1797 Comm S-1/4 cor, etc.

                10/10/1995  E     MARCENT FLORIDA, INC.   4956      4590 E 5' of W 35' E of
                                                                         Apopka-Vineland Rd
                11/03/1995  D     HOVEY, DONALD WEST      4969      3952 Parcel 1-beg pt 406.56' E of   Parcel 2-E 316' of NW1/4 of
                                                                          center of Sec                 SE1/4 N of RR
                11/10/1995  E     ENGLE HOMES ORLANDO,    4972      4629 W 5' of Lots                   FOREST UNIT 1, PB 33/109
                                   INC.                                  9,10,25,26,41,42,54 & 55,
                11/28/1995  D     HAUPT, PRESTON C.       4979       359 RR R/W to Hemple               in SE-1/4 of NE-1/4 &
                                                                         Substation for                 NE-1/4 of SE-1/4
                12/19/1995  E     CSX TRANSPORTATION,     4989      2317 Distribution - FPC-57,
                                  INC.                                   FPC-58 & FPC-64
                12/19/1995  E     CSX TRANSPORTATION,     4989      2317 Distribution - FPC-60 &
                                  INC.                                   FPC-61
                12/19/1995  E     CSX TRANSPORTATION,     4989      2317 Distribution - FPC-59,
                                  INC.                                   FPC-65 & FPC-66

                12/19/1995  E     CSX TRANSPORTATION,     4989      2317 Distribution - FPC-62 &
                                  INC.                                   FPC-63
                01/19/1996  E     LITTLE LAKE BRYAN       5001      3064 Comm NW cor Sec 27, etc.
                                  COMPANY, THE
                01/19/1996  E     LITTLE LAKE BRYAN       5001      3064 Comm NW cor of Sec, etc.       termination of License Agmt
                                  COMPANY, THE                           - guying also                  OR 2742/518
                04/04/1996  D     ZELLWOOD STATION        5037        66 Portion Tr 2: From SE cor of
                                  CO-OP, INC.                             W-3/4, etc.
                06/12/1996  E     BOWERS, LILLIE BELLE    5072      1348 Tr in Blk 15, PARK RIDGE,
                                                                         PB O/100
                06/17/1996  SE    SAND LAKE WEST          5074      3850 Lot 3, FLORIDA CENTER          LIGHT IND PLAT 9,P B 11/105
                                  BUSINESS PARK, INC.                    VANGUARD ROAD                  - sup DB 810/491 Prime
                08/05/1996  E     OZANIAN, MARILYN        5100       531 SE-1/4 of SW-1/4 aka Lot 8,    LAKE LOTTA GROVES, PB E/52
                                                                          ORLANDO GROVES
                08/21/1996  SE    ORANGE COUNTY,          5108      4827 SE-1/4 of NW-1/4 S of          plements DB 810/494 -
                                  FLORIDA                                Expressway less etc. - sup-    PrimeCo Tower
                08/27/1996  D     ORANGE COUNTY           5112       897 Comm SE cor of NW-1/4,
                                                                         etc. - Land trade
                08/27/1996  E     ORANGE COUNTY           5112       900 Cmm SE cor of NW-1/4,
                                                                         etc. - Access Rd Easement
                08/27/1996  E     ORANGE COUNTY           5112       904 15' parallel W bndy of Econ
                                                                         Trail
                08/27/1996  E     ORANGE COUNTY           5112       907 Temporary Access Rd            Rd is constructed etc
                                                                         Easement until
                08/30/1996  E     INTRAM/PARK SQUARE      5114      1663 W 10' E of Apopka-Vineland     part of NW-1/4
                                  JOINT VENTURE                           Rd in N-1/4 of SW-1/4 &
                11/18/1996  E     CSX TRANSPORTATION,     5156      2646 Distribution crossings in the
                                  INC.                                   SE-1/4 & SW-1/4
                11/18/1996  E     CSX TRANSPORTATION,     5156      2646 Distribution crossings in the
                                  INC.                                   NE-1/4 & NW-1/4
                11/19/1996  SE    STOWELL BUILDERS, INC.  5157      1322 SW-1/4 of SW-1/4 -             PrimeCo Tower
                                                                         supplements OR 1033/574 -
                03/14/1997  E     CORPOREX                5216      2788 W 175' of Lot 101, Blk D,      296.4' - taken back at sale
                                  DEVELOPMENT SERVICES                   PROSPER COLONY, PB
                10/17/1997  E     FLORIDA, STATE OF       5346      4789 Access, substation and         - 50 years
                                                                         transmission R/W in
                12/03/1997  SE    MAJOR REALTY            5373      4882 Beg pt W bndy of E-1/2 of
                                  CORPORATION                            NE-1/4 etc - supplements
                12/11/1997  SE    SAND LAKE WEST          5379      2846 Lot 3, FL CTR VANGUARD         PB 11/105 - supplements DB
                                  BUSINESS PARK, INC.                    RD COMM-LIGHT IND              810/491 & OR 5074/3850
                01/13/1998  SE    NIFONG, RAY             5396      3023 NE-1/4 of SW-1/4 N of RR       supplements DB 732/291 for
                                                                         & W-1/2 of SE-1/4 of           Sprint
                01/26/1998  E     BUCHANAN, H. C.,  JR.   5601       503 Comm NE corner of
                                                                         NW-1/4 etc

                06/04/1998  SE    VALLE, JOSE             5496     3151 175' thru W-1/2 of E-1/2 of     W-3/4 of N-1/2 of SW-1/4 of
                                                                        NW-1/4 of NW-1/4 & E-1/2        NW-1/4 - supplements OR
                                                                                                        1017/125
                09/22/1998  E     ORANGE COUNTY,          5574     2515 40' access road
                                  FLORIDA
                09/22/1998  SE    ORANGE COUNTY,          5574     2519 Distribution - 170' & 30'       OR 2045/443
                                  FLORIDA                               supplements OR 1596/789
                09/22/1998  D     ORANGE COUNTY,          5574     2514 Comm W-1/4 cor of Sec 17,
                                  FLORIDA                                etc
                09/22/1998  E     ORANGE COUNTY,          5574     2517 Comm NW cor Sec 17, etc
                                  FLORIDA
                09/22/1998  D     ORANGE COUNTY,          5574     2513 Comm W 1/4 cor of Section
                                  FLORIDA                                17, etc
                01/15/1999  D     LEWIS, IRIS J.          5661      508 S 420' of W 210' of W-1/2
                                                                        of NW-1/4 of NW-1/4
                03/24/1999  E     BRAT FAMILY LIMITED     5710     4318 Part of Lot 3, Blk C & Lots     INC., PB q/135
                                  PARTNERSHIP, THE                      1 & 2, Blk D, KILLARNEY
                08/12/1999  E     RIO EYEWEAR GROUP,      5815     1406 E 5' of N 402.41' of E 300      E & N of Lake Deena a/k/a
                                  INC.                                  ft' of N 900' of SW 1/4 of       Lake King
                09/03/1999  SE    ORLANDO                 5832     1416 Tr A, ROLANDO                   AT&T replacement pole &
                                  INTERNATIONAL CENTER                  INTERNATIONAL CENTER            antenna - supp DB 810/483
                09/27/1999  SE    TWC SEVENTY-THREE,      05845    4173 South 3/4 of NW 1/4 of NE       SW 1/4 of NE 1/4
                                  LTD.                                  1/4 & North 3/4 of
                01/11/2000  D     HAUPT, PRESTON C.       5920     1234 RR R/W S of 8th St & N of
                                                                        Moore Rd
                02/28/2000  SE    ORANGE COUNTY,          5950     2136 Tract A, SILVER PINES           Nextel
                                  FLORIDA                               POINTE, Phase 1, PB 34/6
                03/16/2000  SE    CENTRAL FLORIDA         5962      673 S 265' of N 655' of Lot 2,      PB 2/90 - Fiber 250 UG
                                  COMMUNITY                             ANDREWS HEIGHTS
                10/17/2000  E     ORANGE COUNTY,          6110      461 Along CR-545 thru Section       Orland, FL too - w/exchange
                                  FLORIDA                               29 also - signed by City of     for Avalon Substation
                10/17/2000  E     ORANGE COUNTY, FL       6110      461 Along CR-545 thru SW-1/4        signed by City of Orlando,
                                                                        & into W-1/2 of Sec 32 -        FL - exchange for Avalon
                                                                                                        Substa
                02/09/2001  SE    ORANGE COUNTY BD OF     6190     2967 Lots 11, 12, 21 & 22 (less      PB E/3 - supplements DB
                                  CTY COMMISSIONERS                     etc) WILLIS R. MUNGER'S         807/313
                07/21/2026  E     COBB, ELIZABETH C.      0042      288 NW-1/4 of NE-1/4

COUNTY                 Osceola

               RECORD DATE  TYPE  GRANTOR                 BOOK     PAGE DESC1                           DESC2

                11/18/1994  E     DA SILVA, AMERICO       1223     2330 10' E of SR-545 & E of Lots     FRUIT & TRUCK LAND CO, PB
                                                                         3 & 4, Blk D, FLORIDA          B/68
                03/22/1995  E     SILVER LAKE RESORT,     1249      195 Portion NE-1/4
                                  LTD.

10/02/1995  D      CELEBRATION COMPANY,       1283      1519 NE1/4
                    THE
10/02/1995  D      COMPASS ROSE               1283      1524 Parcel in NE-1/4 etc - Quit
                   CORPORATION                               Claim Deed
02/06/1996  TE     WESTERN CORRAL             1306      2387 W 10' of Trs I,J & K,             PB3/222
                   CORP.                                     POINCIANA ESTS SEC D,
02/06/1996  TE     WESTERN CORRAL             1306      2387 W 10' of Trs I,J & K,             PB 3/222
                   CORP.                                     POINCIANA ESTS SEC D,
02/06/1996  TE     GONZALES, PEDRO I.         1306      2386 Triangle SW 10' part of
                                                             Govt Lot 4
02/14/1996  TE     AVATAR PROPERTIES,         1307      2479 10' wide E of Poinciana
                   INC.                                      Blvd, etc.
02/14/1996  TE     AVATAR PROPERTIES,         1307      2479 10' E of Poinciana Blvd,
                   INC.                                      etc.
02/14/1996  E      AVATAR PROPERTIES,         1307      2486 10' x 30' Tr C & 10' across       BORHOOD 3 S, VILLAGE 1, PB 3/53 &
                   INC.                                      Tr A, POINCIANA NEIGH-            10' Tr A etc
02/14/1996  E      AVATAR PROPERTIES,         1307      2483 24' & 16' E of Poinciana
                   INC.                                      Blvd, etc.
02/14/1996  E      AVATAR PROPERTIES,         1307      2481 S 30' of Trs V & W,               PARK 1, SEC C, PB 3/140
                   INC.                                      POINCIANA OFFICE &
02/14/1996  TE     AVATAR PROPERTIES,         1307      2479 10' E of Poinciana Blvd,
                   INC.                                      etc.
02/14/1996  E      AVATAR PROPERTIES,         1307      2481 S 30' of Tr V & W,                PARK 1, SEC C, PB 3/240
                   INC.                                      POINCIANA OFFICE &
02/14/1996  TE     AVATAR PROPERTIES,         1307      2479 10' E of Poinciana Blvd,
                   INC.                                      etc.
02/14/1996  E      AVATAR PROPERTIES,         1307      2483 30' x 300' NW along
                   INC.                                      Poinciana Blvd, etc.
02/14/1996  TE     AVATAR PROPERTIES,         1307      2479 10' E of Poinciana Blvd.,
                   INC.                                      etc.
02/14/1996  TE     AVATAR PROPERTIES,         1307      2479 10' E of Poinciana Blvd,
                   INC.                                      etc.
02/14/1996  TE     AVATAR PROPERTIES,         1307      2479 10' E of Poinciana Blvd,
                   INC.                                      etc.
02/14/1996  TE     HOLLINGSWORTH, JOHN        1307      2489 W 10' adjacent & parallel to      Lot 55, Blk 3209, POINCIANA ESTS SEC
                   BRIAN                                     Poinciana Blvd, etc               B, PB 3/211
02/26/1996  TE     AVATAR PROPERTIES,         1309      2539 10' E of Poinciana Blvd,
                   INC.                                      etc.
02/26/1996  TE     AVATAR PROPERTIES,         1309      2539 10' E of Poinciana Blvd,
                   INC.                                      etc.
03/19/1996  E      BROWN, JERRY LEE           1315      1290 N 30' of SW-1/4 of NW-1/4         NW-1/4 & NW-1/4 of SW-1/4 less comm
                                                             & E 10' of SW-1/4 of              SW cor etc
03/19/1996  E      BROWN, JERRY LEE           1315      1290 N 5' of E 120' of SW-1/4 of       SE-1/4 of NE-1/4
                                                             NE-1/4 & N 30' of

 04/08/1996  E        CELEBRATION COMPANY,       1318       2126 Part of Tr 1, CELEBRATION     Temporary Access Easement
                       THE                                        VILLAGE UNIT 2, PB 8/185
 04/08/1996  E        CELEBRATION COMPANY,       1318       2144 Comm NE cor etc - &
                       THE                                       guying
 04/08/1996  E        CELEBRATION COMPANY,       1318       2126 Part of Tr 1, CELEBRATION     Temporary Access Easement
                       THE                                        VILLAGE UNIT 2, pb 8/185
 04/09/1996  TE       MAHY, DOUGLAS S.           1319        497 W 10' adjacent & parallel to  Lot 54, Blk 3209, POINCIANA ESTS SEC
                                                                 Poinciana Blvd of             B, PB 3/211
 06/03/1996  E        DORALCO NO. 4, INC.        1329        493 W 8' of S 900' of Tr B & W    TP on 10' etc.
                                                                 14' of N 250' of Tr E &
 06/03/1996  E        DORALCO NO. 4, INC.        1329        493 W 8' of S 900' of Tr B & W    etc - Aerial Overhang
                                                                 14' of N 250' of Tr E
 10/09/1996  E        TRAFALGAR                  1354        938 Parcels B & D - Beg SW cor
                      ENTERPRISES, INC.                           of SE-1/4, etc.
 03/20/1997  E        FWD ASSOCIATES, INC.       1388       2868 E 15': From NE cor of
                                                                 SE-1/4 etc
 03/28/2001  E        FLORIDA, STATE OF          1853       2780 Submerged lands in Reedy
                                                                 Creek & unnamed wetlands
 03/28/2001  E        FLORIDA, STATE OF          1853       2780 Submerged land in Reedy
                                                                 Creek & unnamed wetlands

COUNTY                 Pasco

RECORD DATE    TYPE       GRANTOR                    BOOK                PAGE DESC1                         DESC2
 08/05/1994    E          LYKES PASCO, INC.          3325                1090 Portion: Comm NE cor, etc.
 09/02/1994    D          LILES, INC.                3335                1919 Quit Claim Deed - corrects
                                                                              OR 3241/722
 09/02/1994    E          LILES, INC.                3335                1917 Deed of Easement -            ance of pond etc
                                                                              corrects OR 3241/719 -
 04/20/1995    D          SUN BANK AND TRUST         3416                1404 Portion Tr 36, LYON
                          COMPANY                                             COMPANY SUBDIV., PB
 07/14/1995    E          PARADISE LAKES, INC.       3448                1953 Approx 4' x 43' area along E
                                                                               line of SW-1/4
 10/09/1996    E          WEST COAST REGIONAL        3641                1909 Portion NW-1/4 & NE-1/4,
                          WATER SUPPLY                                        etc. - 3 crossings
 10/09/1996    E          WEST COAST REGIONAL        3641                1914 Former 80' wide RR R/W in     ings
                          WATER SUPPLY                                        SE-1/4, etc. - 2 cross-
 10/09/1996    E          WEST COAST REGIONAL        3641                1919 Portion former RR R/W - 2
                          WATER SUPPLY                                        crossings
 10/09/1996    E          WEST COAST REGIONAL        3641                1903 Former RR R/W - Comm          9 crossings
                          WATER SUPPLY                                        NW cor of NE-1/4 etc
 03/23/1998    SE         PASCO COUNTY               3901                 703 N 100' of N-1/4 - Sprint
                                                                              Tampa - supplements OR

  03/18/1999  E        CANAM PASCO 54             4114        961 Triangle in SW-1/4 on Lot 21

  11/29/1999  E        FARTHING, LARRY L., SR.    4267        941 E70' of TR 15, W-3/4 of
                                                                  NE-1/4 of SE-1/4
  12/21/1999  E        KRYSHER, WALTER B.         4282       1203 E 70' of W-1/2 of NE-1/4 of
                                                                   NE-1/4
  12/30/1999  E        KRUG, DELL                 4288       1046 S, W & N 70' of TR 34,
                                                                  E-1/2 of W-1/2 of SE-1/4 of
  01/18/2000  E        MASLAR, WILLIAM            4296        928 E 70' of TR 10, unrecorded    W-1/2 of SE-1/4 of SE-1/4 less rds
                                                                  HUDSON GROVES ESTS,
  04/13/2000  E        KRUG, DELL                 4348        131 Corrective of OR 4288/1046

  05/05/2000  E        URADCO, INC.               4362        179 Easement & guying in
                                                                  Comm SE cor of Section 9,
  05/05/2000  E        WITHLACOOCHEE RIVER        4362        183 S 70' of W 190' of E 440'
                       ELECTRIC COOPERATIVE,                      subject to rd along S 25'
  06/02/2000  E        KRYSHER, WALTER B.,        4378        630 N 5' of S 30' of E 70' of TR  GROVES ESTS etc
                       TR                                         10, unrecorded plat of
  06/07/2000  E        SUNFIELD HOMES, INC.       4380        978 Portion Denton Ave
                                                                  Extension - Comm NW cor
  06/07/2000  E        SUNFIELD HOMES, INC.       4380        978 Portion Denton Ave
                                                                  Extension - Comm NW cor

  COUNTY                 Pinellas

RECORD DATE    TYPE       GRANTOR                    BOOK         PAGE DESC1                       DESC2
 09/27/1994    SE         OLDSMAR, FLORIDA,          8794         1302 W-1/2 of NW-1/4 -
                          CITY OF                                      supplements DB 1288/144
 09/27/1994    SE         OLDSMAR, FLORIDA,          8794         1302 Frac S-1/2 of S-1/2 -       Reagan
                          CITY OF                                      supplements DB 1288/144
 10/20/1994    D          MUNTZ, TOM                 8816         2375 Unnumbered Tr FPC           Country Club Dr, Blk 3, OLDSMAR
                                                                       easement less 20' strip S of  COUNTRY ESTS SEC 2
 11/17/1994    D          CLEARWATER, CITY OF        8842         2399 Port NW-1/4 of NW-1/4 of
                                                                       NE-1/4 of SE-1/4
 06/06/1995    D          ARCHITECTURAL DESIGN       9013         1507 Port Lot 10 & Lot 5 in      rights & access rights
                           CENTER, INC.                                SW-1/4 etc - drainage
 06/29/1995    D          FNB PROPERTIES, INC.       9035          431 Port Lot 10 & Lot 5 in
                                                                       SW-1/4 PINELLAS
 09/15/1995    E          CSX TRANSPORTATION,        9107         1202 NW-1/4 of NE-1/4 - FPC-54
                          INC.
 09/15/1995    E          CSX TRANSPORTATION,        9107         1209 NE-1/4 of NE-1/4 - FPC-55
                          INC.
 09/15/1995    E          CSX TRANSPORTATION,        9107         1216 NW-1/4 of NE-1/4 - FPC-56
                          INC.

02/15/1996  E     FLORIDA, STATE OF          9249     182 submerged lands in Boca         subaqueous electrical utility cable
                                                          Ciega Bay - 30 yrs
03/15/1996  E     FLORIDA, STATE OF          0279     441 Submerged lands in Boca         electrical utility cable - 30 yrs
                                                          Ciega Bay, subaqueous
03/15/1996  E     FLORIDA, STATE OF          9279     441 Submerged lands in Boca         electrical utility cable - 30 yrs
                                                          Ciega Bay, for subaqueous
12/30/1996  E     GARDNER, WILLIE C.         9566    2309 5' x 57' area - Parcel 2, Blk   SPRINGS, PB 4/79
                                                          94, TOWN OF TARPON
02/19/1997  SE    COOKE, CHRISTOPHER         9614     450 W-1/2 of SW-1/4 aka Lot         PB 67-85, supplements DB 1441/347 -
                  C.                                      35, OAK HILL ACRES,             PrimeCo Tower
04/17/1997  E     PINELLAS PARK WATER        9676    2080 Lot 1, Lot 2 exc S 20', Lots    Lot 13 & Lot 14 exc S 20', Blk 3,
                  MANAGEMENT DISTRICT                     4-12 exc S 60',                 LIBERTY PARK, PB
06/17/1997  E     SUNCOAST MOTOR             9743     283 E 75' of:For pt of ref comm     NW-1/4 of SW-1/4 etc
                  CENTER, INC.                             NE cor of SE-1/4 of
09/02/1997  E     D/L MOTOR COMPANY          9823    2262 Parcels 1-4 - taken back at
                                                          sale
11/19/1997  E     OLDSMAR, FLORIDA,          9909    2650 Vac Country Club Drive
                  CITY OF
06/17/1998  E     SMITH, EDWARD F.           10136    184 Portions of Lot 2,              sale
                                                          OAKHURST MANOR, PB
06/17/1998  GE    SMITH, EDWARD F.           10136    186 E 10.3' of S 19.3' of Lot 2,    taken back at sale
                                                          OAKHURST MANOR, PB
07/13/1998  E     H.S.W. ASSOCIATES, INC.    10165   1645 Part Lot 2, Blk 1, TODD'S       PB 95/2 etc taken back at sale
                                                          MAXIMO SUBDIV PARTIAL
07/13/1998  E     H.S.W. ASSOCIATES, INC.    10165   1843 FPC granted them 25' - S        SE-1/4 for ingress/egress as part of sale
                                                          25' of N 330' of E 710' of
09/22/1998  D     U.S. LIMITED LIABILITY     10246    642 Port Lot 10 in SW-1/4,
                  COMPANY                                 PINELLAS GROVES, PB
02/01/1999  E     PINELLAS COUNTY,           10389    913 E 325' of W 340' of S-1/2 of    etc
                  FLORIDA                                 N-1/2 of Lot 7 & Comm
07/02/1999  E     RICKERT, WAYNE C.          10575   1684 W-1/2 of NE-1/4 of NW-1/4

07/22/1999  E     PINELLAS COUNTY            10597   2406 in N-1/2 of Section out of      E & SE to TZ line in NE-1/4
                                                          Pinellas Wellfield
11/23/1999  D     ECHELON                    10733   1956 Parcels 1, 2 & 3 - E 33.31'
                  INTERNATIONAL                           of Lot 14, Blk 17 etc

 COUNTY                 Polk

RECORD DATE   TYPE    GRANTOR              BOOK        PAGE DESC1                         DESC2
08/30/1994     E      ALSTON, J. O.        3432         951 SW-1/4; SE-1/4 & NE-1/4

08/30/1994     E      ALSTON, J. O.        3432         951 NW-1/4

 08/30/1994  E            ALSTON, J. O.              3432            951 SW-1/4; SE-1/4 & NE-1/4

 09/02/1994  E            MC NEILL, LAWRENCE         3434            653 Portion Lots 27,28,30 & 31,   PB 86/45 - Trimming
                                                                         RANCHWOOD ACRES,
 09/02/1994  E            MC NEILL, LAWRENCE         3434            656 Along E bndy line of Lots     ACRES, PB 86.45 - Trimming
                                                                         27,30 & 31, RANCHWOOD
 09/27/1994  D            C&G CITRUS, L.P.           3443           1053 Portion Parcel 4

 09/27/1994  D            C&G CITRUS, L.P.           3443           1053 Portion Parcels 4 & 5

 09/27/1994  D            C&G CITRUS, L.P.           3443           1053 Portion Parcel 4

 09/27/1994  D            C&G CITRUS, L.P.           3443           1053 Portion Parcels 4, 5 & 6

 09/27/1994  D            C&G CITRUS, L.P.           3443           1053 Portion Parcel 5

 09/27/1994  D            C&G CITRUS, L.P.           3443           1053 Portion Parcel 5

 09/27/1994  D            C&G CITRUS, L.P.           3443           1053 Portion Parcels 5 & 6

 09/27/1994  D            C&G CITRUS, L.P.           3443           1053 Portion Parcel 6

 09/27/1994  D            C&G CITRUS, L.P.           3443           1053 Portion Parcel 5

 09/29/1994  D            IMC FERTILIZER, INC.       3444           1639 Portion Parcel 3

 09/29/1994  D            IMC FERTILIZER, INC.       3444           1639 Portion Parcel 1

 09/29/1994  D            IMC FERTILIZER, INC.       3444           1639 Portion Parcels 2 & 3 - All of
                                                                          Sec
 09/29/1994  D            IMC FERTILIZER, INC.       3444           1639 Portion Parcels 1 & 2

 09/29/1994  D            IMC FERTILIZER, INC.       3444           1639 Portion Parcel 1

 09/29/1994  D            IMC FERTILIZER, INC.       3444           1639 Portion Parcel 1

 09/29/1994  D            IMC FERTILIZER, INC.       3444           1639 Portion Parcels 2 & 3

 09/29/1994  D            IMC FERTILIZER, INC.       3444           1639 Portion Parcel 3 - Thru
                                                                         NE-1/4 & SE-1/4
 09/29/1994  D            IMC FERTILIZER, INC.       3444           1639 Portion Parcel 1

 09/29/1994  D            IMC FERTILIZER, INC.       3444           1639 Portion Parcels 1 & 2

09/29/1994  D         IMC FERTILIZER, INC.       3444       1639 Portion Parcel 1

09/29/1994  D         IMC FERTILIZER, INC.       3444       1639 Portion Parcel 1

09/29/1994  D         IMC FERTILIZER, INC.       3444       1639 Portion Parcel 1

09/29/1994  D         IMC FERTILIZER, INC.       3444       1639 Portion Parcel 1

09/29/1994  D         IMC FERTILIZER, INC.       3444       1639 Portion Parcel 1

09/29/1994  D         IMC FERTILIZER, INC.       3444       1639 Portion Parcel 1

09/29/1994  D         IMC FERTILIZER, INC.       3444       1639 Portion Parcel 1

10/03/1994  E         IMC-AGRICO COMPANY         3445       1335 Comm NE cor of Section,        See Amendment OR 3470/478
                                                                 etc.
10/03/1994  E         IMC-AGRICO COMPANY         3445       1335 Comm NE cor of Section         See Amendment OR 3470/478
                                                                 26, etc.
10/06/1994  E         DESTEC ENERGY, INC.        3447        610 S-1/4 of SW-1/4

10/06/1994  E         DESTEC ENERGY, INC.        3447        614 S-1/4 of SW-1/4

11/02/1994  E         ORANGE COGENERATION        3457        225 SW-1/4 - guying, 300 sq ft
                       LIMITED PARTNERSHIP                       & R/W 1.15 A.
11/02/1994  E         IMC-AGRICO COMPANY         3457        217 SW-1/4

11/02/1994  E         ORANGE COGENERATION        3457        232 SW-1/4
                       LIMITED PARTNERSHIP
11/02/1994  E         IMC-AGRICO COMPANY         3457        217 NW-1/4

11/02/1994  GE        IMC-AGRICO COMPANY         3457        221 NE-1/4

12/08/1994  E         IMC-AGRICO COMPANY         3470        478 Amendment to OR
                                                                 3445/1335 - temporarily
12/08/1994  E         IMC-AGRICO COMPANY         3470        484 S-1/2 of S-1/2

12/08/1994  E         IMC-AGRICO COMPANY         3470        484 S-1/2 of S-1/2

12/08/1994  E         C&G CITRUS, L.P.           3470        480 Parallel NE bndy of old CSX    CR-555 - Temp Access Rd Easement -
                                                                  corridor & E bndy of          superseded by p
12/08/1994  E         IMC-AGRICO COMPANY         3470        478 Amendment to OR                for mining
                                                                 3445/1335 - temporarily
12/22/1994  E         C&G CITRUS, L.P.           3476        841 Parallel E & W bndy of         sion R/W
                                                                    CR-555 - future transmis-

 12/22/1994  E         C&G CITRUS, L.P.           3476      841 Parallel E & W bndy of          sion R/W
                                                                CR-555 - future transmis-
 12/22/1994  E         C&G CITRUS, L.P.           3476      841 Parallel E & W bndy of          sion R/W
                                                                CR-555 - future transmis-
 12/29/1994  E         U. S. AGRI-CHEMICAL        3478      110 Parallel W bndy SW-1/4 -        ment -superseded by fee purchase
                       CORPORATION                              Temporary Access Rd
 12/29/1994  E         IMC-AGRICO COMPANY         3478      112 Comm NW cor of SW-1/4,
                                                                etc.
 02/21/1995  D         C&G CITRUS, L.P.           3497      540 Comm NE cor of SE-1/4,
                                                                etc.
 03/07/1995  D         CREEKSIDE, INC.            3502     1314 SW cor of SE 1/4 of NW
                                                                1/4 of S15,T29S.R27E
 03/10/1995  E         POLK POWER PARTNERS,       3504      899 Modification of OR
                        L.P.                                    3348/1539 to include
 03/10/1995  D         POLK POWER PARTNERS,       3504      897 NE 1/4
                        L. P.
 03/10/1995  E         POLK POWER PARTNERS,       3504      899 Modification of OR
                        L.P.                                    3348/1539 to include
 03/10/1995  E         POLK POWER PARTNERS,       3504      899 Modification of OR
                        L.P.                                    3348/1539 to include
 03/23/1995  E         C&G CITRUS, L.P.           3509     1438 Thur NE-1/4 & SE-1/4 -
                                                                Conservation Easement
 03/23/1995  E         C&G CITRUS, L.P.           3509     1438 Thru SE-1/4 - Conservation
                                                                Easement
 03/23/1995  E         C&G CITRUS, L.P.           3509     1438 Thur NW-1/4, SW-1/4 &           ment
                                                                SE-1/4 - Conservation
 03/29/1995  D         COCA COLA COMPANY          3511     1205 Beg. SW cor of SE 1/4 of
                                                                NW 1/4 of Sec.
 05/26/1995  D         CEDAR, JACK                3534     1496 W 250' of NW1/4 N of            Lot 3, WEBSTER & OMOHUNDRO
                                                                Knights Station Rd, part of     SUBDIV., PB 3/81 aka Pa
 07/14/1995  E         JENKINS, THOMAS            3553     1055 Triangle E of SR-60 bypass
                                                                & W of Canal, etc Aerial
 09/25/1995  SE        WATKINS, JAMES A.          3582     1481 Lots 1 & 2 less etc,            pb 3/81
                                                                WEBSTER &
 09/25/1995  E         WATKINS, JAMES A.          3582     1483 N 550' M/L S & parallel to N
                                                                line of Section, etc
 09/25/1995  E         U. S. AGRI-CHEMICAL        3582     1460 SW-1/4 - Drainage
                       CORPORATION Easement
 10/05/1995  GE        MATHEWS, EDWARD D.         3587      887 10' x 25' in Lots 1,2 & 5,      Town of Bartow, DB 6/356
                                                                CARPENTER'S 1ST ADDN
 10/06/1995  E         AMETEK, INC.               3588      277 S-1/2 of NE-1/4 & 2
                                                                triangles
 11/01/1995  D         MOTE, W.R.                 3598      369 130'x65' across S1/2 of
                                                                   NW1/4 of Sec

11/28/1995  E            IMC-AGRICO COMPANY         3607      1381 Portions of S22,26, 27,         IMC Tap to Noralyn #7
                                                                   T30S,R24E
12/14/1995  E            BARTOW, CITY OF            3614      1298 S 50' of: Beg pt 723.5' etc &   of etc
                                                                    S 32' of: Beg SE cor
12/14/1995  E            BARTOW, CITY OF            3614      1298 Exh D - Lots 7 & 8, Blk 3,      RR & St & Exhs E & F
                                                                   HUGHES ADDN, DB E/323
12/21/1995  E            SMITH, ERNEST M.           3617       625 S 50' of W 709.5' etc & N
                                                                   10' of: Beg SW cor etc
01/10/1996  E            POLK COUNTY                3625       178 10' x 25' Parcel 5 in OT - Lot  FIRST ADDN, DB G/356
                                                                    6, CARPENTER'S
01/10/1996  E            POLK COUNTY                3625       178 Exh A - 32' thru SW-1/4 of
                                                                   NW-1/4 etc
02/14/1996  TE           AVATAR PROPERTIES,         3638      1708 W 5' of Tr A, POINCIANA         PB 54/12
                         INC.                                      NEIGHBORHOOD 2,
05/06/1996  E            AVATAR PROPERTIES,         3674        10 20' x 100' in SE cor Tr C,
                         INC.                                      etc.
06/20/1996  D            C & G CITRUS L. P.         3694       402 Tract containing existing       etc
                                                                   substation - Comm NW cor
08/30/1996  GE           BRIDGEWATER                3724      2051 S-1/2 of SW-1/4 of SE-1/4
                         CROSSING LIMITED                          N of SR-54
02/24/1997  E            BARTOW HOLDING             3800       125 W of Crown Ave less etc
                         COMPANY, INC.
02/24/1997  E            BARTOW HOLDING             3800       125 Beg 700' N of SE cor
                         COMPANY, INC.                             NE-1/4 of SE-1/4 etc
03/07/1997  GE           IMC-AGRICO COMPANY         3806       968 NE-1/4 of NW-1/4 of SE-1/4
                                                                    W of CR-555
04/04/1997  E            FLEETWING                  3820      1137 Triangle - Beg intersec E line
                         CORPORATION                                of Section etc
04/16/1997  E            BARTOW, CITY OF            3825      1704 NW-1/4 of NW-1/4 W of           S of Richmond Manor, Unit 9
                                                                   Maple Ave, N of Stewart St
04/16/1997  E            BARTOW, CITY OF            3825      1704 NE-1/4 of NW-1/4 of SE-1/4
                                                                    E of CR-555
05/20/1997  E            GHENT, JAMES               3842      2162 l0' x 30' in E 10' of W 40' of  Beg 211.2' S of NW cor etc
                                                                    S 30' of N 50' of:
09/16/1997  D            RILEY, MINOTA              3899       775 All lots in Blk 9 S & W of rd,  Govt Lot 2 etc
                                                                    less S 174' in US
01/13/1999  E            BARTOW, CITY OF            4166       528 NE-1/4 of NW-1/4 of SE-1/4
                                                                    E of CR-555
03/01/1999  E            IMC-AGRICO COMPANY         4193      2256 50' x 100' between CR-555       NE-1/4
                                                                   & Polk Power Partners, LP
05/10/1999  E            POLK POWER PARTNERS,       4238      1263 50' x 189' in NE-1/4
                          L.P.
06/11/1999  GE           IMC-AGRICO COMPANY         4258       100 20' x 50' in NE-1/4 of
                                                                   NW-1/4 of SE-1/4 W of


06/07/2028  E            ORANGE BELT REALTY         0421       359 E-1/2 of SE-1/4

                                         CORPORATION

  COUNTY                 Seminole

RECORD DATE TYPE   GRANTOR                    BOOK   PAGE DESC1                                DESC2
08/09/1994  E      OSWALD, RICHARD            2809   1096 Lot 7, SLAVIA FARMS, PB           SE-1/4 of NW-1/4 less S 695'
                                                          6/97 & E 25' of E 425' of
08/09/1994  D      DUDA, A., & SONS, INC.     2809   1432 Corrective Deed - corrects
                                                          OR 2698/341
08/09/1994  E      TANNOUS, SUHAIL            2809   1102 52.29' area adj to S line of      NE-1/4 of NE-1/4 of SE-1/4 less rd & E
                                                          FPC 175' R/W in                   450' of W 6
08/09/1994  E      JANCY SERVICES, INC.       2809   1093 Lot 4, MAP OF THE                 HOMESTEAD, PB 2/61- aerial only
                                                          SUBDIV. OF E. G.
08/09/1994  E      FLORIDA A.R.               2809   1090 E-1/2 of SW-1/4 N of              SW-1/4 N of RR less Rd R/W
                   INVESTMENTS, INC.                      SR-426 less RR & E 200' of
08/09/1994  E      SAMMNO, INC.               2809   1099 60' S of FP&L easement in         RR, SLAVIA FARMS, PB 6/97
                                                          Lot 1 W of SR-426 & E of
08/25/1994  E      ADRIATICO, JANE W., TR     2815   1454 W 35' of S 150' of N 450' of      PB 6/97
                                                           Lot 6, SLAVIA FARMS,
08/25/1994  E      ST. JAMES A.M.E.           2815   1458 W 10' of Lot 5, Blk 13,
                   CHURCH                                 JAMESTOWN SUBDIV., PB
08/25/1994  E      DOWNES, GEORGE R., III     2815   1456 W 10' of Lots 14 & 15,
                                                          JAMESTOWN, PB 9/71
08/26/1994  SE     SEMINOLE, COUNTY OF        2816    545 Lots 1-3, Blk 41, Blks 49 &       PB 1/127 - supplements Woodruff DB
                                                          61, SANFORD FARMS,                149/348
08/26/1994  SE     SEMINOLE, COUNTY OF        2816    549 Comm E cor of Sec, etc. -         Land OR 149/365
                                                          supplements Overstreet
08/26/1994  SE     SEMINOLE, COUNTY OF        2816    549 Beg NE cor of Sec, etc. -         Land OR 149/365
                                                          supplements Overstreet
08/30/1994  SE     CRAWFORD, IAN D.           2818    596 E 100' of Lot 13, THE             E 730' of E-1/2 of NE-1/4 - Supplement
                                                          MEADOWLANDS, being S              to DB 149/365
08/30/1994  SE     CARTER, FRANK C.           2818    594 E 100' of Lot 11, THE             of E 730' of E-1/2 of NE-1/4 -
                                                          MEADOWLANDS; being N              Supplement to OR 149/365
08/30/1994  SE     ETOR PROPERTIES            2818    598 N-3/4 of NE-1/4 -                 street Land Co.
                   LIMITED PARTNERSHIP                    supplements OR 149/365
08/30/1994  SE     BURK, MARLENE D.           2818    592 Lot 10, Blk 4, SANFORD            ments OR 149/354 Fred Bolly
                                                          FARMS, PB 1/127 - supple-
09/13/1994  E      BROOKS, STEPHEN BEN        2823   1114 W 10' of Lot 16,
                                                          JAMESTOWN SUBDIV., PB
11/03/1994  SE     HARTSOCK, HAROLD G.,       2844     58 Trct A - Portion of NW 1/4        of SW 1/4 of SW 1/4, - Supplements OR
                   TR                                     of SW 1/4, Trcts B & C-            149/359
11/03/1994  E      GALE, EDWARD N.            2844     62 S 20' of S-1/2 of Lot 55,         DIV., PB 2/71
                                                          SLAVIA COLONY CO'S


11/03/1994  E     SEMINOLE COUNTY            2844        987 30' adj to & S of FPC 175'
                                                             R/W in: Beg 663.53' etc
11/21/1994  SE    SEMINOLE INVESTORS         2849       1453 Trct A - 100' thru portion of   SW 1/4 of NW 1/4- supplements
                                                             NW-1/4 , Trct B 100' thru       Woodruff OR 149/348
11/21/1994  E     FROYD, MICHAEL J.          2849       1460 W 20' of Lot 12, Blk F, Tr      PB 4/65
                                                             67, SANLANDO SPRINGS,
12/08/1994  E     DOUGLAS SQUARE             2856       1060 W 20' of Lots 12 & 13, Blk      PB 4/65
                  PROFESSIONAL CENTER                        C, Tr 67, SANLANDO
12/28/1994  E     PRINCIPAL MUTUAL LIFE      2864        768 N 10' of Lots 1-4, Blk E, Tr
                  INSURANCE COMPANY                          68, SANLANDO SPRINGS,
01/27/1995  D     DUDA, A., & SONS, INC.     2875       1260 Comm SW cor, etc. -             tion
                                                             access to West Chapman
01/27/1995  E     DUDA, A., & SONS, INC.     2875       1256 Comm SW cor, etc. -             ingress/egress to West Chapman
                                                             vehicular & pedestrian          Substation
01/31/1995  E     BALLARD, GERALDINE         2876       2143 Parcel 10 - NW-1/4 of
                                                             SW-1/4 etc
02/01/1995  E     BURK, DONALD D.            2877       1409 Parcel 11 - Segment 2 - Lot     FARMS, PB 1/127
                                                             9, Blk 4, SANFORD
02/01/1995  E     MEADOWLAND JOINT           2877       1409 Pcl 11 (Segment 3) - 100'
                  VENTURE                                    thru E-1/2 of NE-1/4 less S
02/10/1995  E     BROOKS, THOMAS M.          2881       1688 Parcel 51 - Comm SE cor,
                                                             etc.
02/10/1995  E     MALLARD, CECIL V.          2881       1688 Parcel 7 - Comm NE cor of
                                                             SE-1/4 etc.
02/10/1995  E     STANKO, ANDREW, TR &       2881       1688 Parcels 30 & 30.1 - Comm        .118 A. & .121 A.
                  SUSAN, TR                                  SE cor of NE-1/4, etc.
02/10/1995  E     FABRY INVESTMENTS,         2881       1688 Parcel 32 - Comm SE cor of
                  LTD.                                        NE-1/4, etc.
02/10/1995  E     CLAYTON, MALCOLM W.,       2881       1688 Parcel 34 - Comm NE cor
                  TR                                         etc.
02/10/1995  E     ALOMA/DEAN                 2881       1688 Parcel 33 - Comm NE cor,
                  CORPORATION                                etc.
02/10/1995  E     LU LU ENTERPRISES,         2881       1688 Parcels 56 & 58 - Comm NE
                  LTD.                                        cor of NW-1/4, etc.
02/10/1995  E     FABRY, MARY, TRUST         2881       1688 Parcel 53 - Comm SW cor,
                                                             etc.
02/14/1995  D     CHRISTIANSEN,              4855       1963 Tract in Sections 32 & 33,
                  ELIZABETH P., TR                           etc.
02/24/1995  E     TRANTHAM, JAMES D.         2885       1603 E 25' of Lot 54, SLAVIA
                                                             CO. SUBDIV.., PB 2/71
04/11/1995  E     CONCORD                    2903        139 Comm SE cor of NE-1/4 etc       guy strip .014 A. & SE side of SR-426 -
                  DEVELOPMENT                                 (N side SR-426) .108 A.;       .124 A.
04/11/1995  E     ALOMA/DEAN                 2903        145 Comm NE cor of Section
                  CORPORATION                                31, etc.

04/25/1995  SE    SEMINOLE FARMS, LTD.       2907      1185 Trs A & B - E-3/4 of Lots 4      Lot 5, Blk 7, SANFORD FARMS, PB
                                                            & 5, Blk 41 & W-1/2 of           1/127 -supplements
05/11/1995  E     BROOME, WYNDY G.           2914       843 N 10' of Lot 6, TRINITY          1 pole & aerial OH lines in N 10' - no
                                                            BAY PHASE II, PB 34/45           guying
08/03/1995  E     JACKSON, VELLMA            2949        19 W 10' of Lot 17,
                  ROBINSON                                  JAMESTOWN, PB 9/71
08/03/1995  E     MARCUS, RICHARD J.         2949        17 W 10' of Lot 17,
                                                            JAMESTOWN, PB 9/71
09/27/1995  GE    CENTEX REAL ESTATE         2971      1822 10' x 55' area in Lot 4,
                  CORPORATION                               SANDY SHORES, PB 8/48
10/31/1995  E     DOUGLAS SQUARE             2986      1388 Lot 12, Blk C, Tr 67,
                  PROFESSIONAL CENTER                       SANLANDO SPRINGS, PB
02/21/1996  GE    LATHAN, LOUISE D. &        3033       558 N 10' of the S30.8' of W 45'     LAKE WEST AT THE CROSSINGS, UNIT
                  SOUTH PAC                                  of Lot 115, SILVER              2, PB 35/53-suppl
05/29/1996  SE    CRACKER BARREL OLD         3079       284 SE-1/4 of SE-1/4 -               Tower
                  COUNTRY STORE, INC.                       supplements OR 111/82 -
05/29/1996  SE    ORLANDO SCOTTISH RITE      3079       286 W 825' of SW-1/4 of SE-1/4       PrimeCo Tower
                   HOLDING CORPORATION                       - supplement OR 623/168
05/29/1996  SE    ORLANDO SCOTTISH RITE      3079       286 W 825' of N-1/2 of NW-1/4        OR 623/168 - PrimeCo Tower
                   HOLDING CORPORATION                      of NE-1/4 - supplements
05/29/1996  SE    CRACKER BARREL OLD         3079       284 Lots 49,50,69,70 & 83, ST.       PB 1/114 - supplements OR 111/82 -
                  COUNTRY STORE, INC.                       JOSEPHS SUBDIV.,                 PrimeCo Tower
05/29/1996  SE    CRACKER BARREL OLD         3079       284 Govt Lot 2 - supplements         Tower
                  COUNTRY STORE, INC.                       OR 111/82 - for PrimeCo
05/29/1996  SE    CRACKER BARREL OLD         3079       284 N-1/4 of NE-1/4 -                Tower
                  COUNTRY STORE, INC.                       supplements OR 111/82 -
07/07/1996  SE    MUSE, LARRY K.             2795       171 N 230' of Lot 4, Blk 5,          PB 1/127 - supplements OR 149/348
                                                            SANFORD FARMS,                   Woodruff, Frank
07/23/1996  E     COSTCO WHOLESALE           3104      1028 W 20' of Lots 1 & 2,
                  CORPORATION                               WESTRIDGE CENTRE, PB
08/30/1996  SE    KILBY, MARK C.             3122      1812 Lots 1-4 & E 10' of Lot 5,       67, PB 4/65 - sup DB 158/383 Overstreet
                                                            Blk A, SANLANDO SPGS             - PrimeCo
10/02/1996  E     CSX TRANSPORTATION,        0515       719 East side of RR R/W
                  INC.
10/18/1996  E     CSX TRANSPORTATION,        3145      1248 11 crossings
                  INC.
10/18/1996  E     CSX TRANSPORTATION,        3145      1248 11 crossings
                  INC.
10/18/1996  E     CSX TRANSPORTATION,        3145      1248 11 crossings
                  INC.
11/01/1996  E     CSX TRANSPORTATION,        3152       453 Thru the SE-1/4
                  INC.
11/01/1996  E     CSX TRANSPORTATION,        3152       453 NE-1/4
                  INC.


                                                                                             \
11/01/1996  E      CSX TRANSPORTATION,        3152      453 Thru SW-1/4 & NE-1/4
                   INC.
11/01/1996  E      CSX TRANSPORTATION,        3152      453 Thru NE-1/4
                   INC.
11/01/1996  E      CSX TRANSPORTATION,        3152      453 Thru NE-1/4
                   INC.
11/01/1996  E      CSX TRANSPORTATION,        3152      453 Thru NE-1/4
                   INC.
11/01/1996  E      CSX TRANSPORTATION,        3152      453 Thru SW-1/4 & NW-1/4
                   INC.
11/01/1996  E      CSX TRANSPORTATION,        3152      453 Thru SW-1/4 & SE-1/4
                   INC.
11/01/1996  E      CSX TRANSPORTATION,        3152      453 Thru SE-1/4 & SW-1/4
                   INC.
11/01/1996  E      CSX TRANSPORTATION,        3152      453 N of SR-434 & E of Charles
                   INC.                                      St in SW-1/4
11/01/1996  E      CSX TRANSPORTATION,        3152      453 Thru NW-1/4
                   INC.
11/01/1996  E      CSX TRANSPORTATION,        3152      453 Thru SE-1/4
                   INC.
11/01/1996  E      CSX TRANSPORTATION,        3152      453 Thru the NW-1/4 & NE-1/4
                   INC.
11/01/1996  E      CSX TRANSPORTATION,        3152      453 N of SR-419 & W of Wade
                   INC.                                     St
11/01/1996  E      CSX TRANSPORTATION,        3152      453 Thru NE-1/4, SE-1/4 &
                   INC.                                     SW-1/4
04/21/1997  D      ALTAMONTE SPRINGS,         3226      476 Lot 1, PLAT OF KELLER         in SW-1/4 of SE-1/4
                   FLORIDA, CITY OF                         RD SUBDIV, PB 51/93
06/13/1997  D      BELL, ANTHONY              3252     1900 S 528' of W 327' of NE-1/4
                                                            of SE-1/4
06/13/1997  D      BELL, ANTHONY              3252     1902 S 528' of W 330' of NE-1/4
                                                            of SE-1/4 - Quit Claim Deed
12/30/1997  GE     JOHN W. WILSON             3457     1306 Guying Easment, Lot 6-11,     Longwood, PB4, Page 53, lying W of
                                                            Block 3, Glenrose Lea         New RR
01/22/1998  E      ALTAMONTE SPRING,          3358     1617 5' wide N of Lot 1, KELLER    of SE-1/4
                   FLORIDA, CITY OF                         ROAD SUBDIV, PB 51/93 in
02/05/1998  D      SHELL LAND & ENERGY        3365     1810 Port formerly Lot 3, NORTH
                   COMPANY                                   POINT REPLATE ONE, PB
04/03/1998  SE     CRAFT, MICHAEL A.          3398     1417 SE-1/4 of SW-1/4 of           SE-1/4 & N-3/4 of NE-1/4 of SE-1/4 -
                                                            NE-1/4; SE-1/4 of NE-1/4;     supplements OR 429/565
04/29/1998  GE     PULTE HOME                 3427     1636 lying in the E 1/2 of SW 1/4  pt of intersection w/ Estrly R/W of IR &
                   CORPORATION                               of S24, T20S,                S R/W of Emma Oaks
05/26/1998  SE     BAUDOUY, JEANNETTE C.      3430       43 lots 8, 9 & 10, Block A,
                                                            West Altamonte Heights

08/05/1998  E     434 DIXIE VENTURE          3475         343 S of SR-434 thru D. R.             LAKE JESSUP, PB 1/5
                                                              MITHCELL'S SURVEY OF
08/05/1998  E     BUSH, ELIZABETH L.         3475         334 Part of Lots 16 & 58, Blk D,       LEVY GRANT ON LAKE JESSUP, PB
                                                               D. R. MITCHELL'S                  1/5
03/24/1999  E     SUNBELT-DIX, INC.          3616         512 W-1/2 of SE-1/4 of NE-1/4
                                                              S & E of SR-426 etc
03/24/1999  E     WINN-DIXIE STORES, INC.    3616         520 W-1/2 of SE-1/4 of NE-1/4
                                                              S & E of SR-426 etc
07/23/1999  E     HOUSEHOLDER,               3691        1922 Lot 31, OAK PARK
                  BLANCHE D.                                  SUBDIV., PB 8/68
07/23/1999  E     HOAG, DENNIS A.            3691        1924 Lot 29, OAK PARK
                                                              SUBDIV., PB 8/68
07/29/1999  E     NORRIS, MILDRED A.         3694        1928 Lot 3, Blk C, CHARTER
                                                              OAKS, UNIT 1, PB 14/83
07/29/1999  E     MOSS, JO ANNE C.           3694        1930 S 6' of Lot 8, Blk D,
                                                              CHARTER OAKS, UNIT 1,
08/02/1999  D     CARROLL, LAWRENCE          3696         779 Port SW-1/4 of NW-1/4 &            PB 11/28 - Acreage 1,216
                  W., JR., TR                                 port of Blk G. FERN
08/04/1999  E     WOLKEN, LEO B.             3698         782 Lot 28, OAK PARK
                                                              SUBDIV., PB 8/68
08/10/1999  E     BUNKER, STEVEN J.          3702        1858 Lot 9, Blk D, CHARTER
                                                              OAKS, UNIT 1, PB 14/83
08/10/1999  E     HILL, MARCELLA A.          3702        1856 Lot 26, OAK PARK
                                                              SUBDIV., PB 8/68
08/12/1999  E     TORRETTI, JOHN W.          3704        1798 5' on S of Lot 4, Blk F,
                                                              CHARTER OAKS, Unit 1,
08/12/1999  E     FONSECA, ISABELINO         3704        1799 Lot 33, OAK PARK
                                                              SUBDIV., PB 8/68
08/12/1999  SE    COLLINS, TERRIS C.         3704        1803 Lot 4, Blk 7, Lot 5 less S         PB 1/127 - supplements OR 149/352
                                                              150', Blk 5, SANFORD
08/12/1999  E     BURRITT, TROY J.           3704        1801 Lot 30, OAK PARK
                                                              SUBDIV., PB 8/68
08/19/1999  E     MC PHERSON, THELMA L.      3709         260 10' on S of Lots 8 & 9, Blk        PB 14/83
                                                              E, CHARTER OAKS
08/19/1999  E     LAND, MARY JO              3709         258 10' on N of Lot 35, Blk A,
                                                              CHARTER OAKS - Unit 2,
08/19/1999  E     HEARL, BERNARD             3709         256 15' on S of Lot 7, Blk E,
                                                              CHARTER OAKS, UNIT 1,
09/02/1999  E     WEIMER, ROBERT F.          3716        1897 Lot 39, OAK PARK
                                                              SUBDIV., PB 8/68
09/02/1999  E     CHANEY, MAXINE J.          3716        1901 Lot 43, plus E-1/2 of Lot 44,
                                                              OAK PARK SUBDIV., PB
09/02/1999  E     DUEHRING, RUTH             3716        1899 Lot 43, plus E-1/2 of Lot 44,
                                                              OAK PARK SUBDIV., PB


09/20/1999  E       BOHANNON, KAREN E.         3725       468 Lot 38, OAK PARK
                                                              SUBDIIV., PB 8/68
09/20/1999  E       NEFF, JOAN H.              3725       470 Lot 32, OAK PARK
                                                              SUBDIV., PB 8/68
09/28/1999  E       KOBYLAK, DORIS             3730        64 Lot 36, OAK PARK
                                                              SUBDIV., PB 8/68
11/30/1999  E       GILLIAM, C. KEVIN          3762      1410 Lot 37, OAK PARK
                                                              SUBDIV., PB 8/68
12/15/1999  E       ISENECKER, WILLIAM         3771       765 Lot 27, OAK PARK
                                                              SUBDIV., PB 8/68 - no
01/21/2000  SE      CRANDELL, CRAIG L.         3790       137 Lot 24, LAKE BRANTLEY            APT
                                                              HILLS SUBDIV., PB 12/37
02/02/2000  SE      CANNADY, ROBERT L.         3795      1308 Lot 4, Blk F, Henson's Acre,     Supplement to OR 111/78
                                                               PB 9/99
02/07/2000  SE      FIRST BAPTIST CHURCH       3798       598 Blks A,B,C,D,E,F,G & H, Tr       & 78, SANLANDO SPRINGS, supp DB
                    OF ALTAMONTE SPRINGS,                      74, REPLAT OF TRS               176/420 etc
02/11/2000  E       SMITH, ELMA JEAN           3800      1673 S 5' of Lots 40, 41 & 42,
                                                              OAK PARK SUBDIV., PB
02/11/2000  E       SNODGRASS, JO ANN          3800      1670 S 5' of Lots 40, 41 & 42,
                                                              OAK PARK SUBDIV., PB
02/11/2000  E       SMITH, RUTH S.             3800      1671 S 5' of Lots 40, 41 & 42,
                                                              OAK PARK SUBDIV., PB
03/08/2000  E       NEW LIFE HEALTH            3812      1745 Lot 1 & S 13.43' of Lot 2
                    CENTER, P.A.                              less etc includes pole
03/08/2000  E       FERRARA, MARY ELLEN        3812      1743 S 5' of Lot 34, OAK PARK
                                                              SUBDIV., PB 8/68
03/08/2000  E       FERRARA, HELEN J.          3812      1741 S 5' of Lot 35, OAK PARK
                                                              SUBDIV., PB 8/68
03/08/2000  E       NEW LIFE HEALTH            3812      1747 W-1/2 of Lot 44 & all of Lot
                    CENTER, P.A.                              45, OAK PARK SUBDIV.,
04/28/2000  SE      SANFORD INVESTORS          3841       146 Tr 16, SEMINOLE TOWNE            DOT
                                                              CENTER REPLAT, PB 47/8
07/18/2000  E       FAIRCLOTH, ARNIE V.        3888       128 7' on N side of Lot 19, Blk      PB 14/92
                                                              E, CHARTER OAKS-UNIT
10/09/2000  E       FLORES, MIGUEL             3935       666 7' wide easement on N side       UNIT TWO, PB 14/92
                                                              of Lot 1, Blk E, CHARTER
12/12/2000  D       MARTIN, JOHN F.            3971      1428 Portion of NW-1/4 of
                                                                   NE-1/4 etc

  COUNTY                 Sumter

RECORD DATE  TYPE       GRANTOR                    BOOK                PAGE DESC1                      DESC2
03/05/1996   D          LEEBERG, ALBERT            0583                 518 Comm NW cor of NW-1/4
                                                                            of SW-1/4, etc.

09/02/1997  E       PROGRESS RAIL              0649      569 30' running from existing E     parcel - FPC grantor
                    SERVICES CORPORATION                     R/W line of RR to N bndy
01/20/1998  E       BROWN, LELAND WAYNE        0669       95 NW-1/4 of SW-1/4 w/i 25' of     ment from Sumter Elec Cooperative OR
                                                              E R/W line of CR-209 -         718/249
01/20/1998  E       BROWN, LARRY R.            0669       94 NW-1/4 of SW-1/4 w/i 25' of     from Sumter Elec Cooperative OR
                                                              E R/W of CR-209 -              718/249
03/06/1998  E       O'DELL, WILLIAM MILTON,    0675      259 SW-1/4 of SW-1/4 w/i 15' of     ment from Sumter Elec Cooperative OR
                    III                                       E R/W line of CR-209 -         718/249
02/02/1999  D       SUMTER ELECTRIC            0727      466 Part of NE-1/4 - triangular
                    COOPERATIVE, INC.                        shape
08/24/1999  E       CRENSHAW, GILBERT          0762      500 W 75' of S 300' & W 50' of
                                                             NW-1/4 of NW-1/4
08/26/1999  E       BOSWORTH, FRANKLIN         0763       79 triangle w/POB 75' E of NW      etc
                    EUGENE, JR.                              cor of NW-1/4 of SW-1/4 of
10/12/1999  D       AVESTA SHEFFIELD PIPE      0770      228 Comm NE cor E-1/2 of
                    COMPANY                                  SE-1/4 etc
02/02/2022  D       SEMINOLE ELECTRIC          1111      111 SW-1/4 of SW-1/4 of             Seminole Elec Cooperation 699/713
                    COOPERATIVE, INC.                        SW-1/4 of SW-1/4 -              (SEC's Wildwood Substa)

  COUNTY            Suwannee

RECORD DATE  TYPE    GRANTOR                    BOOK    PAGE DESC1                      DESC2
04/24/1995    E     CSX TRANSPORTATION,        0531      53 Crossing in SW-1/4 of
                    INC.                                    NE-1/4 - distribution
04/24/1995    E     CSX TRANSPORTATION,        0531      67 Paralleling & crossing in     tribution
                    INC.                                    NE-1/4 of NE-1/4 - dis-
04/24/1995    E     CSX TRANSPORTATION,        0531      60 Paralleling & crossing in     tribution
                    INC.                                    SE-1/4 of SE-1/4 - dis-
04/24/1995    E     CSX TRANSPORTATION,        0531      74 Crossing in NW-1/4 of
                    INC.                                    NE-1/4 - distribution
12/23/1996    D     CSX TRANSPORTATION,        0611     369 SE-1/4 of NW-1/4 - Plat ID    of SE-1/4 of NW-1/4 - Plat ID 5 - Q Clm
                    INC.                                    5 & 200' wide in S-1/2 of     Deed - Parcels 2 & 5
12/23/1996    D     CSX TRANSPORTATION,        0611     369 SE-1/4 of NE-1/4 - Quit
                    INC.                                    Claim Deed - Parcel 1
12/23/1996    D     CSX TRANSPORTATION,        0611     369 S-1/2 of S-1/2 of NE-1/4 of   Quit Claim Deed - Parcel 3
                    INC.                                    SW-1/4 & SE-1/4 of SW-1/4
12/23/1996    D     CSX TRANSPORTATION,        0611     369 E-1/2 of NE-1/4 - Quit Claim
                    INC.                                     Deed - Parcel 4
12/23/1996    D     CSX TRANSPORTATION,        0611     369 W-1/2 of NW-1/4 - Quit
                    INC.                                    Claim Deed - Parcel 6
10/14/1997    D     DELP, JAMES L.             0652     144 Tr 247, Sec C, SUWANNEE
                                                             RANCHETTES DEV OF

  COUNTY                 Volusia

RECORD DATE  TYPE         GRANTOR             BOOK   PAGE DESC1                           DESC2
08/09/1994   SE    FNB PROPERTIES, INC.       3942   1247 Intersec N line of NW-1/4       - supplements Short, D. W. OR 231/590
                                                          of SW-1/4 of NE-1/4, etc
08/31/1994   E     FLORIDA POWER & LIGHT      3947   3202 Comm NW cor of SE-1/4,
                    COMPANY                               etc.
08/31/1994   E     R&R LANDFILL, INC.         3947   3206 E-1/2 of NE-1/4; Comm NE
                                                          cor, etc.
08/31/1994   E     PYLE, ALLEN R.             3947   3209 Comm NW cor, etc.

08/31/1994   E     RODGERS, RICHARD B.,       3947   3212 Comm NW cor, etc.
                   JR.
08/31/1994   SE    FLORIDA POWER & LIGHT      3947   3204 W 210.1' of N 233' E of RR      NE-1/4; N-1/2 of NW-1/4 & SE-1/4 of
                    COMPANY                                in NW-1/4 of SW-1/4 of         NW-1/4-supp 231/590
09/15/1994   D     BERRY, ROGER L.            3950   4138 N 103-1/2' of W-1/2 of          Hwy 17-92
                                                          SW-1/4 of NE-1/4 E of
03/27/1995   E     JACOBS, MARY S. H.         3992   3679 Part of Govt Lots 1 & S         except S 415' of E 390.75' - 1/2 interest
                                                          &S-1/2 of SE-1/4 of NE-1/4      w/Stewar
03/27/1995   E     STEWART, T. B., JR.        3992   3674 Part of Govt Lots 1 & 3 &       NE-1/4
                                                          S-1/2 of SE-1/4 of
08/22/1995   E     HICKS, JOHN H.             4030   4217 Comm SE cor of NE-1/4,
                                                          etc.
08/22/1995   E     HICKS, JOHN H.             4030   4217 Comm SE cor of NE-1/4 of
                                                          Section 31, etc
04/09/1996   D     RIVER BLUFF, LTD.          4094    756 Part of Govt Lot 1 etc

10/04/1996   SE    CREIGLOW, BOBBY D.         4144   1681 Lot 377, ORLANDIA               etc. - supplements DB 540/7 Ox Fibre
                                                          HEIGHTS, Unrecorded,            Brush
10/04/1996   SE    HULL, CAROLE S.            4144   1765 Lot 83, ORLANDIA                DB 540/7 Ox Fibre Brush
                                                          HEIGHTS, unrecorded -
10/14/1996   SE    TAYLOR, LEROY              4149   1478 Lot 378, ORLANDIA               DB 540/7 Ox Fibre Brush
                                                          HEIGHTS, unrecorded -
10/24/1996   SE    GREENWOOD, DALIS           4149   1466 Lot 358, ORLANDIA               DB 540/7 Ox Fibre Brush
                                                          HEIGHTS, unrecorded -
10/24/1996   SE    BEDDOW, CAROLINE M.        4149   1447 Lot 375, ORLANDIA               Ox Fibre Brush DB 540/7
                                                          HEIGHTS, unrecorded -
10/24/1996   SE    BUCK, DANIEL THOMAS,       4149   1453 Lot 5, DEBARY                   MB 41/45 - supplements DB 532/445
                   JR.                                    PLANTATION, Unit 2,             Pollack, Morris
10/24/1996   SE    CULLIVER, RICHARD O.       4149   1456 Lot 359, ORLANDIA               etc - supplements DB 540/7 Ox Fibre
                                                          HEIGHTS, unrecorded - Fr        Brush
10/24/1996   SE    DONDELINGER, KURTIS        4149   1459 Lot 1, ORLANDIA                 DB 540/7 Ox Fibre Brush
                                                          HEIGHTS, unrecoded -

10/24/1996  SE      FINCHAM, DELLA J.          4149        1463 Lot 4, DEBARY               MB 41/45 - supplements DB 532/445
                                                                PLANTATION, Unit 2,         Pollack, Morris
10/24/1996  SE      BRIGHAM, ADDIE A.          4149        1450 Lot 9, DEBARY               MB 41/45 - supplements DB 532/445
                                                                PLANTATION, Unit 2,         Pollack, Morris
10/24/1996  SE      LENZEN, JACK J.            4149        1469 Lot 80, ORLANDIA            DB 540/7 Ox Fibre Brush
                                                                HEIGHTS, unrecorded -
10/24/1996  SE      MC ELMEEL, M. J.           4149        1472 Lot 81, ORLANDI             DB 540/7 Ox Fibre Brush
                                                                HEIGHTS, unrecorded -
10/24/1996  SE      ROSENBLATT, MARK L.        4149        1475 Lot 374, ORLANDIA           DB 540/7 Ox Fibre Brush
                                                                HEIGHTS, unrecorded -
10/24/1996  SE      WHITE, PALMER D.           4149        1481 Lot 84, ORLANDIA            DB 540/7 Ox Fibre Brush
                                                                HEIGHTS, unrecorded -
10/28/1996  SE      EAST, LINDA                4150        1084 Lot 4, DEBARY
                                                                PLANTATION, Unit 2, MB
11/19/1996  SE      JONES, WAYMON P.           4156         474 Lot 356, ORLANDIA           DB 540/7 Ox Fibre Brush
                                                                HEIGHTS, unrecorded -
11/19/1996  SE      KOWALSKI, CURTIS D.        4156         477 Lot 82, ORLANDIA            DB 540/7 Ox Fibre Brush
                                                                HEIGHTS, unrecorded -
11/19/1996  SE      DOMBROSKI, JOHN J.         4156         471 Lot 442, ORLANDIA           DB 540/7 Ox Fibre Brush
                                                                HEIGHTS, unrecorded -
11/19/1996  SE      BROADDUS, JOHNNY D.        4156         468 Lot 10, DEBARY              MB 41/45 - supplements DB 532/445
                                                                PLANTATION, Unit 2,         Pollack, Morris
11/19/1996  SE      SHEPPARD, JOANNE S.        4156         480 Lots 116-120, ORLANDI       plements DB 540/7 Ox Fibre Brush
                                                                HEIGHTS, unrecorded -
11/19/1996  SE      BRINKER, WILLIAM J.        4156         464 Lot 3, DEBARY               MB 41/45 - supplements DB 532/445
                                                                PLANTATION, Unit 2,         Pollack, Morris
11/19/1996  SE      SWARTZ, ROBERT C.          4156         483 Lot 376, ORLANDIA           DB 540/7 Ox Fibre Brush
                                                                HEIGHTS, unrecorded -
12/13/1996  SE      EMPIRE CATTLE, LTD.        4162          50 E-1/2 of SE-1/4 -
                                                                supplements DB 236/268
12/13/1996  SE      EMPIRE CATTLE, LTD.        4162          50 NE-1/4; SE-1/4 of NE-1/4 &  plements DB 233/106, DB 386/524 & OR
                                                                NE-1/4 of SE-1/4 - sup-     21/201
12/13/1996  SE      EMPIRE CATTLE, LTD.        4162          50 W-1/2 of NW-1/4; W-1/2 of   NE-1/4 - supplements DB 122/106, DB
                                                                SE-1/4 of NE-1/4 &          236/190; DB 23
12/17/1996  SE      GANGELHOFF, BRIAN          4162        3123 Lot 357, ORLANDIA           DB 540/7 Ox Fibre Brush
                                                                HEIGHTS, unrecorded -
12/26/1996  E       COSSICK, LINDA             4164        3759 E 30' of Lots 21-40, Blk 7, Blks 7 & 8 W of sheel rd, VOLUSIA
                                                                w/i R/W N/S between         PARK, MB 4/78
02/20/1997  SE      BIELEN, ELAINE A.          4178        1860 Comm SW cor, etc.

02/27/1997  SE      ROGERS, RICHARD B.,        4180        1560 E 100' of NW-1/4 -          Loan Co. - DeBary Gas Line
                    JR.                                         supplements OR 68/705
03/06/1997  E       VOLUSIA COUNTY             4182        1852 S 55' of E 60' of Blk 11 N  PB 4/78
                                                                     of RR, VOLUSIA PARK,

03/04/1998  E      SCHWEGLER, ARNOLD          4282     1751 50' x 173' area in NE-1/4

05/27/1998  E      FLORIDA POWER & LIGHT      4309     1203 50' x 790' & 50' x 55" N of
                    COMPANY                                 first area, in NW-1/4 of
06/19/1998  SE     STEWART, TOM B., JR.       4317     2766 N 100' of SW-1/4 of SW-1/4      SW-1/4 of SE-1/4 & E 100' of SW-1/4 of
                                                             of SE-1/4, E 100' of           NW-1/4 of SE-1/4
06/19/1998  E      STEWART, TOM B., JR.       4317     2763 S 50' of SE-1/4 etc for
                                                            distribution & access
06/19/1998  D      JACOBS, MARY S. H.,        4317     2769 Comm SW cor of SE-1/4
                   PERSONAL                                 etc
06/19/1998  D      STEWART, TOM B., JR.       4317     2771 Comm SW cor of SE-1/4
                                                            etc
01/26/1999  E      CLAY ELECTRIC              4392     2896 40' wide R/W in N/S
                   COOPERATIVE, INC.                        direction thru NE-1/4 of
02/01/2000  SE     PARKVIEW                   4516     4422 Tr C, common area               Fiber 250 UG - supplements various
                   HOMEOWNERS ASSOC                         Parkview Subdiv, Unit 1,        easements
07/09/2026  E      FOLSOM, MARY               0196      568 SE-1/4 & NE-1/4
                   LEATHERS

  COUNTY                 Wakulla

RECORD DATE  TYPE         GRANTOR                   BOOK                PAGE DESC1                                DESC2
02/12/1996   SE          HOLMES, REX A.             0270                  17 SW corn. of NE-1/4 of Lot
                                                                             57 of Hartsfield Survey
02/20/1996   SE          WFR DEVELOPMENT            0270                 312 NW-1/4 - supplements OR
                         COMPANY                                             28/672
02/20/1996   SE          WFR DEVELOPMENT            0270                 312 SW-1/4 of SW-1/4 & SE-1/4
                         COMPANY                                              of SW-1/4 - supplements
02/26/1996   SE          DAVIS, LAYNE E.            0270                 638 SW cor. of NE-1/4 of Lot 57
                                                                              of Hartsfield Survey
02/26/1996   SE          DAVIS, LAYNE E.            0270                 635 SW cor. of NE-1/4 of Lot 57
                                                                              of Hartsfield Survey
02/26/1996   SE          LILLIMAN, MICHAEL T.       0270                 659 W-1/2 of NE-1/4 of Lot 58
                                                                             of Hartsfield Survey
02/26/1996   SE          REVELL, THELMA E.          0270                 650 NW cor of NE-1/4 of Lot
                                                                             58, HARTSFIELD SURVEY
03/07/1996   SE          CLARK, DAVID E.            0271                 269 E 100' of NE-1/4 of SW-1/4

03/18/1996   SE          SMITH, HERMAN W.           0271                 622 NW cor of NE-1/4 of Lot
                                                                             58, HARTSFIELD SURVEY
03/18/1996   SE          BROWN, KERMIT M.           0271                 625 SE corn. of Lot 57 of
                                                                             Hartsfield Survey
03/25/1996   SE          STOKES, HERMAN O., JR.     0272                  30 SW cor. of NE-1/4 of Lot 57
                                                                              of Hartsfield Survey

03/25/1996  SE           SALAS, LYNN DUGGAR         0272                  27 Part of SW-1/4 of NW-1/4 &
                                                                              NW-1/4 of SW-1/4
03/25/1996  SE           DUGGAR, JOSEPH             0272                  14 SW-1/4 of NW-1/4
                         CULLEN, JR.
03/25/1996  SE           KAISER, MAYLO I.           0272                  21 SW corn. of NE-1/4 of Lot
                                                                             57, HARTSFIELD SURVEY
03/25/1996  SE           CARDEN, GARY               0272                  11 NE cor of N-1/2 of S-1/2 of
                                                                             SW-1/4
03/25/1996  SE           CIESLINSKI, REBECCA S.     0272                  18 SE cor of Lot 57,
                                                                             HARTSFIELD SURVEY
03/25/1996  SE           LINZY, AMY G.              0272                  24 S-1/2 of SW-1/4

04/08/1996  SE           BARTON, BILLY K.           0272                 652 Tr. 3, Blk D. EVERGREEN
                                                                             ACRES. PB 1/75
04/08/1996  SE           BURKE, JOHN GERALD         0272                 655 SE cor of Lot 57, Hartsfield
                                                                             Survey
04/08/1996  SE           HOLLINGTON, TIMOTHY        0272                 658 SW cor of NE-1/4 of Lot 57,
                         LEE                                                  Hartsfield Survey
05/09/1996  SE           BAKER, THOMAS GLENN        0274                 886 SE-1/4 of Lot 57,
                                                                             HARTSFIELD SURVEY
05/09/1996  SE           BAKER, THOMAS GLENN        0274                 886 SE corn. of Lot 57 of
                                                                             Hartsfield Survey
07/18/1996  SE           FULLER, MARCIA LYNNE       0280                 689 W-1/2 of NE-1/4 of Lot 58
                                                                             of Hartsfield Survey
08/05/1996  SE           PEACOCK, JOHNNIE           0281                 773 TR #2, Blk "D",
                         RUTH MC CORD                                        EVERGREEN ACRES, PB
08/05/1996  SE           SMITH, JODY D.             0281                 770 TR #1, Blk "D",
                                                                             EVERGREEN ACRES , PB
08/28/1996  SE           HOOKER, MARC WALDEN        0283                 555 SW cor of NE-1/4 of lot 57,
                                                                             HARTSFIELD SURVEY
08/02/1999  E            ST. JOE TIMBERLAND         0359                 206 Fractional NE-1/4
                         COMPANY
08/02/1999  E            ST. JOE TIMBERLAND         0359                 206 Thru NW-1/4
                         COMPANY
08/02/1999  E            ST. JOE TIMBERLAND         0359                 206 Thru NE-1/4 N of SR-369
                         COMPANY